MARKET VECTORS ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2008, as amended June 18, 2008 and November 21, 2008

          This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the Prospectus dated May 1, 2008 (the “Prospectus”) for the Market Vectors ETF Trust (the “Trust”), relating to Market Vectors—Agribusiness ETF, Market Vectors—Coal ETF, Market Vectors—Environmental Services ETF, Market Vectors—Gaming ETF, Market Vectors—Global Alternative Energy ETF, Market Vectors—Gold Miners ETF, Market Vectors—Nuclear Energy ETF, Market Vectors—Russia ETF and Market Vectors—Steel ETF (each a “Fund” and, together, the “Funds”), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Funds, may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

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          The information contained herein regarding the DAXglobal® Agribusiness Index and DAXglobal® Nuclear Energy Index and Russia+ Index (each, an “Index”) was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.

          THE SHARES OF THE MARKET VECTORS–AGRIBUSINESS ETF, MARKET VECTORS–NUCLEAR ENERGY ETF AND MARKET VECTORS–RUSSIA ETF ARE NEITHER SPONSORED NOR PROMOTED, DISTRIBUTED OR IN ANY OTHER MANNER SUPPORTED BY DEUTSCHE BÖRSE AG (THE “LICENSOR”). THE LICENSOR DOES NOT GIVE ANY EXPLICIT OR IMPLICIT WARRANTY OR REPRESENTATION, NEITHER REGARDING THE RESULTS DERIVING FROM THE USE OF THE DAXGLOBAL® AGRIBUSINESS INDEX (THE “AGRIBUSINESS INDEX”), THE DAXGLOBAL® NUCLEAR ENERGY INDEX (THE “NUCLEAR ENERGY INDEX”), THE DAXGLOBAL® RUSSIA+ INDEX (THE “RUSSIA+ INDEX”) AND/OR THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX TRADEMARKS NOR REGARDING THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX VALUES AT A CERTAIN POINT IN TIME OR ON A CERTAIN DATE NOR IN ANY OTHER RESPECT. THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX ARE CALCULATED AND PUBLISHED BY THE LICENSOR. NEVERTHELESS, AS FAR AS ADMISSIBLE UNDER STATUTORY LAW THE LICENSOR WILL NOT BE LIABLE VIS-À-VIS THIRD PARTIES FOR POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX OR THE RUSSIA+ INDEX. MOREOVER, THERE IS NO OBLIGATION FOR THE LICENSOR VIS-Á-VIS THIRD PARTIES, INCLUDING INVESTORS, TO POINT OUT POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX.

          NEITHER THE PUBLICATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX BY THE LICENSOR NOR THE GRANTING OF A LICENSE REGARDING THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX AS WELL AS THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK FOR THE UTILIZATION IN CONNECTION WITH THE FINANCIAL INSTRUMENT OR OTHER SECURITIES OR FINANCIAL PRODUCTS, WHICH DERIVED FROM THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX AND THE RUSSIA+ INDEX, REPRESENT A RECOMMENDATION BY THE LICENSOR FOR A CAPITAL INVESTMENT OR CONTAINS IN ANY MANNER A WARRANTY OR OPINION BY THE LICENSOR WITH RESPECT TO THE ATTRACTIVENESS ON AN INVESTMENT IN SHARES OF THE MARKET VECTORS–AGRIBUSINESS ETF, MARKET VECTORS–NUCLEAR ENERGY ETF AND MARKET VECTORS–RUSSIA ETF.

          IN ITS CAPACITY AS SOLE OWNER OF ALL RIGHTS TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK, THE LICENSOR HAS SOLELY LICENSED TO VAN ECK ASSOCIATES CORPORATION THE UTILIZATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK AS WELL AS ANY REFERENCE TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE RUSSIA+ INDEX, THE AGRIBUSINESS INDEX TRADEMARK, THE NUCLEAR ENERGY INDEX TRADEMARK AND THE RUSSIA+ INDEX TRADEMARK IN CONNECTION WITH THE SHARES OF THE MARKET VECTORS–AGRIBUSINESS ETF, MARKET VECTORS–NUCLEAR ENERGY ETF AND MARKET VECTORS–RUSSIA ETF.

          Effective November 24, 2008, the names of the Amex Environmental Services Index, Amex Gold Miners Index and Amex Steel Index have been changed to the NYSE Arca Environmental Services Index, NYSE Arca Gold Miners Index and NYSE Arca Steel Index, respectively.

          As a result of the foregoing name changes, effective November 24, 2008, the information contained herein regarding the NYSE Arca Environmental Services Index, NYSE Arca Gold Miners Index and NYSE Arca Steel Index (each, an “Index”) was obtained from Archipelago Holdings Inc., an indirect wholly owned subsidiary of NYSE Euronext, while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

          The NYSE Arca Environmental Services Index, a trademark of NYSE Euronext or its affiliates (“NYSE Euronext”), is licensed for use by the Adviser in connection with the Market Vectors—Environmental Services ETF. NYSE Euronext neither sponsors nor endorses Market Vectors—Environmental Services ETF and makes no warranty or representation as to the accuracy and/or completeness of the NYSE Arca Environmental Services Index or results to be obtained by any person from using the NYSE Arca Environmental Services Index in connection with trading of Market Vectors—Environmental Services ETF.

          The NYSE Arca Gold Miners Index, a trademark of NYSE Euronext, is licensed for use by the Adviser in connection with Market Vectors—Gold Miners ETF. NYSE Euronext neither sponsors nor endorses Market Vectors—Gold Miners ETF and makes no warranty or representation as to the accuracy and/or completeness of the NYSE Arca Gold Miners Index or results to be obtained by any person from using the NYSE Arca Gold Miners Index in connection with trading Market Vectors—Gold Miners ETF.

          The NYSE Arca Steel Index, a trademark of NYSE Euronext, is licensed for use by the Adviser in connection with the Market Vectors—Steel ETF. NYSE Euronext neither sponsors nor endorses Market Vectors—Steel ETF and makes no warranty or representation as to the accuracy and/or completeness of the NYSE Arca Steel Index or the results to be obtained by any person from the using the NYSE Arca Steel Index in connection with trading Market Vectors—Steel ETF.

          EACH INDEX IS BASED ON EQUITY SECURITIES OF PUBLIC COMPANIES SELECTED FROM THE UNIVERSE OF ALL U.S. TRADED STOCKS AND AMERICAN DEPOSITORY RECEIPTS AND CLASSIFIED AS APPROPRIATE FOR INCLUSION BY THE NYSE EURONEXT.

          THE SHARES OF EACH OF THE MARKET VECTORS—ENVIRONMENTAL SERVICES ETF, MARKET VECTORS—GOLD MINERS ETF AND MARKET VECTORS—STEEL ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NYSE EURONEXT. NYSE EURONEXT, AS INDEX COMPILATION AGENT (THE “INDEX COMPILATION AGENT”), MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF MARKET VECTORS—ENVIRONMENTAL SERVICES ETF, MARKET VECTORS—GOLD MINERS ETF AND MARKET VECTORS—STEEL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF THE MARKET VECTORS—ENVIRONMENTAL SERVICES ETF, MARKET VECTORS—GOLD MINERS ETF AND MARKET VECTORS—STEEL ETF PARTICULARLY OR THE ABILITY OF THE INDICES IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. NYSE EURONEXT IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE NYSE ARCA ENVIRONMENTAL SERVICES INDEX, NYSE ARCA GOLD MINERS INDEX AND NYSE ARCA STEEL INDEX. EACH INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF THE MARKET VECTORS—ENVIRONMENTAL SERVICES ETF, MARKET VECTORS—GOLD MINERS ETF AND MARKET VECTORS—STEEL ETF OR THE

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ISSUER THEREOF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF THE MARKET VECTORS—ENVIRONMENTAL SERVICES ETF, MARKET VECTORS—GOLD MINERS ETF AND MARKET VECTORS—STEEL ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE MARKET VECTORS—ENVIRONMENTAL SERVICES ETF, MARKET VECTORS—GOLD MINERS ETF AND MARKET VECTORS—STEEL ETF IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE MARKET VECTORS—ENVIRONMENTAL SERVICES ETF, MARKET VECTORS—GOLD MINERS ETF AND MARKET VECTORS—STEEL ETF.

          ALTHOUGH THE INDEX COMPILATION AGENT SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF EACH INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, THE INDEX COMPILATION AGENT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF THE INDEX OBTAINED FROM INDEPENDENT SOURCES. THE INDEX COMPILATION AGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST AS SUB-LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. THE INDEX COMPILATION AGENT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO EACH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX COMPILATION AGENT HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF AN INDEX’S POSSIBILITY OF SUCH DAMAGES.

          The information contained herein regarding the Ardour Global IndexSM (Extra Liquid) (the “Index”) and the Index Provider was provided by each Fund’s respective Index Provider, while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

          THE SHARES OF THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR. ARDOUR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR GLOBAL INDEXSM (EXTRA LIQUID) (“ARDOUR GLOBAL INDEX”) TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET. ARDOUR GLOBAL INDEX’S ONLY RELATIONSHIP TO VAN ECK ASSOCIATES CORPORATION (“LICENSEE”) IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF ARDOUR AND OF THE ARDOUR GLOBAL INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY ARDOUR WITHOUT REGARD TO THE LICENSEE OR THE SHARES OF THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF. ARDOUR HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF THE SHARES OF THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE

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ARDOUR GLOBAL INDEX. ARDOUR IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF TO BE USED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF IS TO BE CONVERTED INTO CASH. ARDOUR HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF.

          ARDOUR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN AND ARDOUR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. ARDOUR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SHARES OF THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. ARDOUR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARDOUR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          “ARDOUR GLOBAL INDEXES, LLCSM”, “ARDOUR GLOBAL INDEXSM, (COMPOSITE),” “ARDOUR COMPOSITESM”, “ARDOUR GLOBAL INDEXSM” (EXTRA LIQUID)”, “ARDOUR-XLSM”, “ARDOUR GLOBAL ALTERNATIVE ENERGY INDEXESSM”, “ARDOUR FAMILYSM” ARE SERVICE MARKS OF ARDOUR AND HAVE BEEN LICENSED FOR USE BY THE LICENSEE. THE SHARES OF THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR AND ARDOUR MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF.

          THE ARDOUR GLOBAL INDEXSM (EXTRA LIQUID) IS CALCULATED BY DOW JONES INDEXES, A BUSINESS UNIT OF DOW JONES & COMPANY, INC. (“DOW JONES”). THE SHARES OF THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF BASED ON THE ARDOUR GLOBAL INDEXSM (EXTRA LIQUID) ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES INDEXES, AND DOW JONES INDEXES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN SUCH SHARES OF THE MARKET VECTORS—GLOBAL ALTERNATIVE ENERGY ETF.

          DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (COLLECTIVELY, THE “INDEX CALCULATION AGENT”) SHALL NOT BE LIABLE TO THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE ARDOUR GLOBAL INDEXSM (EXTRA LIQUID) OR ANY DATA RELATED THERETO (THE “INDEX DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE INDEX DATA. THE INDEX CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF,

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ANY OF ITS CUSTOMERS OR ANY ONE ELSE REGARDING THE INDEX DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF, ANY OF ITS CUSTOMERS OR OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX DATA. THE INDEX CALCULATION AGENT SHALL NOT BE LIABLE TO THE MARKET VECTORS–GLOBAL ALTERNATIVE ENERGY ETF, ITS CUSTOMERS OR OTHER THIRD PARTIES FOR LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

          The information contained herein regarding the Stowe Coal IndexSM and the S-Network Global Gaming IndexSM (each, an “Index”) was provided by Stowe, while the information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

          THE MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STOWE GLOBAL INDEXES, LLC (“LICENSOR”). LICENSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF PARTICULARLY OR THE ABILITY OF THE COAL INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET. LICENSOR’S ONLY RELATIONSHIP TO THE LICENSEE IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF LICENSOR AND OF THE COAL INDEX AND THE GAMING INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY LICENSOR WITHOUT REGARD TO THE LICENSEE OR MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF. LICENSOR HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE COAL INDEX OR THE GAMING INDEX. LICENSOR IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF ARE TO BE CONVERTED INTO CASH. LICENSOR HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF.

          LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE COAL INDEX, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COAL INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING,

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IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          THE MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR’S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. (“S&P”), OR ITS THIRD PARTY LICENSORS. NEITHER S&P NOR ITS THIRD PARTY LICENSORS MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF PARTICULARLY OR THE ABILITY OF THE COAL INDEX OR THE GAMING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P’S AND ITS THIRD PARTY LICENSOR’S ONLY RELATIONSHIP TO STOWE GLOBAL INDEXES, LLC IS THE LICENSING OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF S&P AND/OR ITS THIRD PARTY LICENSORS AND FOR THE PROVIDING OF CALCULATION AND MAINTENANCE SERVICES RELATED TO THE COAL INDEX AND THE GAMING INDEX. NEITHER S&P NOR ITS THIRD PARTY LICENSORS IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF OR THE TIMING OF THE ISSUANCE OR SALE OF MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS—COAL ETF AND MARKET VECTORS—GAMING ETF.

          NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE COAL INDEX OR THE GAMING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

          STANDARD & POOR’S® AND S&P® ARE REGISTERED TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC.; “CALCULATED BY S&P CUSTOM INDICES” AND ITS RELATED STYLIZED MARK ARE SERVICE MARKS OF THE MCGRAW-HILL COMPANIES, INC. THESE MARKS HAVE BEEN LICENSED FOR USE BY STOWE GLOBAL INDEXES, LLC.

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GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company. The Trust currently consists of 21 investment portfolios. This SAI relates to nine investment portfolios, Market Vectors—Agribusiness ETF, Market Vectors—Coal ETF, Market Vectors—Environmental Services ETF, Market Vectors—Gaming ETF, Market Vectors—Global Alternative Energy ETF, Market Vectors—Gold Miners ETF, Market Vectors—Nuclear Energy ETF, Market Vectors—Russia ETF and Market Vectors—Steel ETF (each, a “Fund” and, together, the “Funds”). The Funds invest in common stocks and depositary receipts consisting of some or all of the component securities of each Fund’s respective benchmark Index. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

          The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), usually in exchange for a basket of Deposit Securities (together with the deposit of a specified cash payment). The Shares of the Funds are listed on the NYSE Arca, Inc. (the “NYSE Arca” or the “Exchange”), and will trade in the secondary market at market prices. Those prices may differ from the Shares’ NAV. Similarly, Shares are also redeemable by the Funds only in Creation Units, and generally in exchange for specified securities held by each Fund and a specified cash payment. A Creation Unit consists of 50,000 Shares of each Fund.

          The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses in the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

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INVESTMENT POLICIES AND RESTRICTIONS

Repurchase Agreements

          The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) monitors each Fund’s repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust’s management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Futures Contracts, Options, Swap Agreements and Currency Forwards

          The Funds may utilize futures contracts, options, swap agreements and currency forwards. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts, and options on futures contracts based on other indexes or combinations of indexes that the Adviser (defined herein) believes to be representative of each Fund’s respective benchmark Index.

          Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an

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identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

          The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Liquid futures contracts are not currently available for the benchmark Index of each Fund. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components.

Restrictions on the Use of Futures and Options

          Except as otherwise specified in the Funds’ Prospectus or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” its securities holdings. When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position, as part of a complex stock replication strategy the Fund will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

9

Future Developments

          The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

Investment Restrictions

          The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

Each Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

5.

Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.

Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

7.

Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, Market Vectors—Gold Miners ETF may invest up

10

to 25% of its total assets in gold and silver coins, which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion; or

8.

Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Market Vectors—Gold Miners ETF will invest 25% or more of its total assets in the gold-mining industry, Market Vectors—Global Alternative Energy ETF will invest 25% or more of its total assets in the alternative energy industry and Market Vectors—Agribusiness ETF, Market Vectors—Coal ETF, Market Vectors—Environmental Services ETF, Market Vectors—Gaming ETF, Market Vectors—Nuclear Energy ETF, Market Vectors—Russia ETF and Market Vectors—Steel ETF may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1.

Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Mortgage, pledge or otherwise encumber its assets, except to secure borrowing effected in accordance with the fundamental restriction on borrowing set forth below.

3.	Make short sales of securities.

4.

Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

5.

Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

6.

Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

          As long as the aforementioned investment restrictions are complied with, each Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the index, and/or in combinations of certain

11

stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its benchmark Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

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SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Market Vectors—Agribusiness ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Coal ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Environmental Services ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Gaming ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Global Alternative Energy ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Gold Miners ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Nuclear Energy ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Russia ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Steel ETF—Principal Risks of Investing in the Fund” and “Additional Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General

          Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

          An investment in each Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

          Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

          Although most of the securities in a Fund’s Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

          The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective Index.

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          An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

          Shares are subject to the risk of an investment in a portfolio of equity securities in an economic sector in which the Index is highly concentrated. In addition, because it is the policy of each Fund to generally invest in the securities that comprise its respective Index, the portfolio of securities held by such Fund (“Fund Securities”) also will be concentrated in that industry.

Futures and Options Transactions

          Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

          The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.

          Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a

14

particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Swaps

          The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

U.S. Federal Tax Treatment of Futures Contracts

          The Funds may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

          In order for each Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to a Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Funds distribute to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of a Fund’s fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.

Continuous Offering

          The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

          For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

15

          Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

16

EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Funds’ Prospectus under the headings “Market Vectors—Agribusiness ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Coal ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Environmental Services ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Gaming ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Global Alternative Energy ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Gold Miners ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Nuclear Energy ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Russia ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Steel ETF—Principal Risks of Investing in the Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

          The Shares of each Fund are traded in the secondary market at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

          The Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of a Fund’s respective underlying Index or portfolio of securities on which the Funds is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust.

          As in the case of other securities traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange are approximately consistent with the current value of the assets of the Funds on a per Share basis, an updated Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. As the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The Funds are not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and make no warranty as to the accuracy of the Indicative Per Share Portfolio Value.

          The Indicative Per Share Portfolio Value has an equity securities value component and a net other assets value component, each of which are summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by each Fund on that day, to arrive at an Indicative Per Share Portfolio Value.

          The equity securities value component of the Indicative Per Share Portfolio Value represents the estimated value of the portfolio securities held by a Fund on a given day. While the equity securities value component estimates the current market value of a Fund’s portfolio securities, it does not necessarily reflect the precise composition or market value of the current portfolio of securities held by the Trust for the Fund at a particular point in time. Therefore, the Indicative Per Share Portfolio Value disseminated during the Exchange trading hours should be viewed only as an estimate of a Fund’s NAV

17

per share, which is calculated at the close of the regular trading session on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., New York time) on each day Business Day.

          In addition to the equity securities value component described in the preceding paragraph, the Indicative Per Share Portfolio Value for each Fund includes a net other assets value component consisting of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

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BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee

David H. Chow, 50*	Trustee	Since 2006	Director and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	21	Director, Forward Management, LLC; Director, ReFlow Management Co., LLC.

R. Alastair Short, 54*	Trustee	Since 2006	Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to present; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007; President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; President, Matrix Global Investments, Inc. and predecessor company (private investment company), September 1995 to January 1999.	30	Director, Kenyon review; Director, The Medici Archive Project.

Richard D. Stamberger, 48*	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc.	30	None.

[1]	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

[3]	The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

*	Member of the Audit Committee.

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Interested Trustees

Name, Address[1] and Age	Position(s) Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex:

Jan F. van Eck,[4] 44	Trustee	Since 2006	Director and Executive Vice President, Van Eck Associates Corporation; Director, Executive Vice President and Chief Compliance Officer, Van Eck Securities Corporation; Director and President, Van Eck Absolute Return Advisers Corp.	21	Director, Greylock Capital Associates LLC.

[1]	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

[3]	The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

[4]	“Interested person” of the Funds within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

The Officers of the Trust, their addresses, positions with the Funds, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 43	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser (Since 2008); Manager (Portfolio Administration), Van Eck Global (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005).

Charles T. Cameron, 48	Vice President	Since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of three other investment companies advised by the Adviser.

Keith J Carlson, 52	Chief Executive Officer and President	Since 2004

President of the Adviser and Van Eck Securities Corporation (“VESC”); Private Investor (June 2003-January 2004); Independent Consultant, Waddell & Reed, Inc. (December 2002-May 2003); Officer of three other investment companies advised by the Adviser.

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Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Susan C. Lashley, 53	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of three other investment companies advised by the Adviser.

Thomas K. Lynch, 52	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corporation (“VEARA”) (Since January 2007); Vice President of the Adviser and VEARA; Treasurer and Officer of three other investment companies advised by the Adviser (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005).

Laura I. Martínez, 28	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President and Assistant Secretary (Since 2008); Associate, Davis Polk & Wardell (October 2005-June 2008); Stanford Law School (September 2002-June 2005).

Joseph J. McBrien, 60	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001- November 2005); Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe, 60	Vice President and Treasurer	Since 2006

Vice President of the Adviser (Since 2006); Vice President and Director of Mutual Fund Accounting and Administration, PFPC (March 2000-November 2006); Officer of three other investment companies advised by the Adviser.

Jonathan R. Simon, 34	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of three other investment companies advised by the Adviser.

Bruce J. Smith, 53	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of three other investment companies advised by the Adviser.

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Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Derek S. van Eck(3), 43	Executive Vice President	Since 2004	Director and Executive Vice President of the Adviser, VESC and VEARA; Director of Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck(3), 44	Executive Vice President	Since 2005

Director and Executive Vice President of the Adviser; Director, Executive Vice President and Chief Compliance Officer of VESC; Director and President of VEARA; Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of three other investment companies advised by the Adviser.

[1]	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

[2]	Officers are elected yearly by the Trustees.

[3]	Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

          The Board of the Trust met six times during the fiscal year ended December 31, 2007.

          The Board has an Audit Committee, consisting of three Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (an “Independent Trustee”). Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended December 31, 2007.

          The Board also has a Nominating and Corporate Governance Committee, consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) develop corporate governance guidelines for the Trust and the Board; (v) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of

22

members and chairs of each Board committee and subcommittee and (vi) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report results to the Board. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Board of Trustees. The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2007.

          The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Market Vectors ETF Trust (As of December 31, 2007)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2007)

David H. Chow	$50,001 – $100,000	$50,001 – $100,000
R. Alastair Short	None	$10,001 – $50,000
Richard D. Stamberger	$10,001 – $50,000	Over $100,000
Jan F. van Eck	$10,001 – $50,000	Over $100,000

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

          The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $5,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $2,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $10,000 and each Trustee who acts as chairman of a committee an annual retainer of $5,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ended December 31, 2007. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)

David H. Chow	$0	$47,121	N/A	N/A	$47,121
R. Alastair Short	$40,000	$0	N/A	N/A	$90,500
Richard D. Stamberger	$26,250	$10,024	N/A	N/A	$101,994
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

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(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(2)	Because the Funds of the Trust have different fiscal year ends, the amounts shown are presented on a calendar year basis.

(3)	“Interested person” under the 1940 Act.

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PORTFOLIO HOLDINGS DISCLOSURE

          Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q is available through the Funds’ website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

CODE OF ETHICS

          The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at www.vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

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MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”

The Investment Manager

          Van Eck Associates Corporation (the “Adviser”) acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment manager to the Funds pursuant to the Investment Management Agreement between Market Vectors—Gold Miners ETF and the Adviser (the “Gold Miners Investment Management Agreement”) and pursuant to an investment management agreement between the Trust and the Adviser (the “Trust Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “Investment Management Agreements”). Under the Investment Management Agreements, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          Compensation. As compensation for its services under each Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2009, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, taxes and extraordinary expenses) from exceeding 0.55% (with respect to Market Vectors—Environmental Services ETF, Market Vectors—Gold Miners ETF and Market Vectors—Steel ETF), 0.65% (with respect to Market Vectors—Agribusiness ETF, Market Vectors—Coal ETF, Market Vectors—Gaming ETF, Market Vectors—Global Alternative Energy ETF and Market Vectors—Nuclear Energy ETF) and 0.69% (with respect to Market Vectors—Russia ETF) of average daily net assets per year. The expenses excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

          The management fees paid by each Fund and the expenses waived or assumed by the Adviser during the Fund’s Fiscal years ended December 31, 2006 and 2007, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

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	Management Fees Paid During the Fiscal Year Ended		Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended

Fund	December 31, 2006	December 31, 2007	December 31, 2006	December 31, 2007

Market Vectors—Agribusiness ETF (1)	N/A	$509,538	N/A	$—
Market Vectors—Coal ETF (2)	N/A	N/A	N/A	N/A
Market Vectors—Environmental Services ETF (3)	$42,742	$155,589	$73,815	$97,596
Market Vectors—Gaming ETF (4)	N/A	N/A	N/A	N/A
Market Vectors—Global Alternative Energy ETF(5)	N/A	$290,571	N/A	$49,312
Market Vectors—Gold Miners ETF (6)	$784,673	$3,778,313	$204,756	$343,114
Market Vectors—Nuclear Energy ETF (7)	N/A	$161,817	N/A	$20,143
Market Vectors—Russia ETF (8)	N/A	$815,023	N/A	$19,360
Market Vectors—Steel ETF (3)	$45,336	$614,615	$73,555	$93,890

1 Commenced operations on August 31, 2007.

2 Commenced operations on January 11, 2008.

3 Commenced operations on October 10, 2006.

4 Commenced operations on January 23, 2008.

5 Commenced operations on May 3, 2007.

6 Commenced operations on May 16, 2006.

7 Commenced operations on August 13, 2007.

8 Commenced operations on April 24, 2007.

Term. Each Investment Management Agreement continues in effect until the next in-person meeting of the Board, which is expected to be held on or before June 30, 2008. Thereafter, the Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Legal Investigations and Proceedings. In July 2004, Van Eck Associates Corporation (“VEAC”) received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed VEAC that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against VEAC and two of its senior officers. Under SEC procedures, VEAC has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for VEAC’s response has been extended until further notice from the SEC and, to the best knowledge of VEAC, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against VEAC, such sanctions would not materially and adversely affect VEAC. If it is determined that VEAC or its affiliates engaged in improper or wrongful activity that caused a loss to the Van Eck Funds or the Van Eck Worldwide Insurance Trust, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and VEAC are currently working to resolve outstanding issues relating to these matters.

The Administrator

          Van Eck Associates Corporation also serves as administrator for the Trust pursuant to each Investment Management Agreement. Under each Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust

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reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting (only with respect to Market Vectors—Gold Miners ETF), bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

          The Bank of New York Mellon (formerly known as The Bank of New York) (“The Bank of New York”), located at 101 Barclay Street, New York, NY 10286, serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds’ assets. The Bank of New York serves as each Fund’s transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by each Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to each of the Funds, except for Market Vectors—Gold Miners ETF, pursuant to a fund accounting agreement. The Adviser pays a portion of the fee that it receives from Market Vectors—Gold Miners ETF to The Bank of New York for providing fund accounting services to Market Vectors—Gold Miners ETF.

The Distributor

          Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as

28

defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Portfolio Managers

          The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are Hao-Hung (Peter) Liao and George Cao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao attended New York University from 2000 to 2004 where he received a Bachelor of Arts majoring in mathematics and economics. Mr. Liao also serves as investment analyst for the Worldwide Absolute Return Fund (“WARF”), a series of the Van Eck Worldwide Insurance Trust, a registered investment company, where his role includes manager review, performance attribution, changes in manager mandates and risk management, and as a portfolio manager of WARF which as of October 31, 2008 had approximately $6.7 million in assets. Mr. Cao has been employed by the Adviser since December of 2007. Prior to joining the Adviser, he served as Senior Finance Associate followed by Controller of Operations Administrations Division and Corporate Safety for United Airlines. He also served as Management Consultant to PricewaterhouseCoopers LLP as well as Financial Analyst for SAM Distribution Co. Ltd. Mr. Cao graduated from the University of International Business and Economic with a Bachelor of Arts in 1996; and from the University of Chicago in 2004 with a Master of Business Administration in Business. Messrs. Liao and Cao serve as portfolio managers of fifteen Funds of the Trust, which as of October 31, 2008 had approximately $3.3 billion in assets. Other than the fifteen Funds of the Trust and WARF, Messrs. Liao and Cao do not manage any other registered investment companies, pooled investment vehicles or other accounts. Messrs. Liao and Cao have served as the portfolio managers of each Fund since its inception and since June of 2008, respectively.

          Although the Funds in the Trust that are managed by Messrs. Liao and Cao may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of fifteen Funds of the Trust and WARF presents a material conflict of interest for Messrs. Liao and Cao or the Adviser.

Portfolio Manager Compensation

          The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the Funds. The quality of management of the Funds includes issues of replication, rebalancing, portfolio monitoring, efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

          As of May 1, 2008, the dollar range of Shares of the Funds beneficially owned by Mr. Liao and Mr. Cao was $5-$50,000 and $0, respectively. The portfolio holdings of Mr. Liao as of December 31, 2007 are shown below.

Hao-Hung (Peter) Liao	Dollar Range

Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000

Market Vectors—Agribusiness ETF	X
Market Vectors—Coal ETF
Market Vectors—Environmental Services ETF	X
Market Vectors—Gaming ETF

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Hao-Hung (Peter) Liao	Dollar Range

Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000

Market Vectors—Global Alternative Energy ETF
Market Vectors—Gold Miners ETF	X
Market Vectors—Nuclear Energy ETF	X
Market Vectors—Russia ETF	X
Market Vectors—Steel ETF

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 30%. See “Market Vectors—Agribusiness ETF—Principal Investment Objective and Strategies,” “Market Vectors—Coal ETF—Principal Investment Objective and Strategies,” “Market Vectors—Environmental Services ETF—Principal Investment Objective and Strategies,” “Market Vectors—Gaming ETF—Principal Investment Objective and Strategies,” “Market Vectors—Global Alternative Energy ETF—Principal Investment Objective and Strategies,” “Market Vectors—Gold Miners ETF—Principal Investment Objective and Strategies,” “Market Vectors—Nuclear Energy ETF—Principal Investment Objective and Strategies,” “Market Vectors—Russia ETF—Principal Investment Objective and Strategies” and “Market Vectors—Steel ETF—Principal Investment Objective and Strategies” in the Funds’ Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended December 31, 2006 and 2007, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

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	Brokerage Commissions Paid During the Fiscal Year Ended

Fund	December 31, 2006	December 31, 2007

Market Vectors—Agribusiness ETF[1]	N/A	$90,673
Market Vectors—Coal ETF[2]	N/A	N/A
Market Vectors—Environmental Services ETF[3]	$1,375	$0
Market Vectors—Gaming ETF[4]	N/A	N/A
Market Vectors—Global Alternative Energy ETF[5]	N/A	$3,414
Market Vectors—Gold Miners ETF[6]	$10,494	$81,957
Market Vectors—Nuclear Energy ETF[7]	N/A	$0
Market Vectors—Russia ETF[8]	N/A	$167,208
Market Vectors—Steel ETF[3]	$157	$1,452

[1] Commenced operations of August 31, 2007.

[2] Commenced operations on January 11, 2008.

[3] Commenced operations of October 10, 2006.

[4] Commenced operations on January 23, 2008.

[5] Commenced operations of May 3, 2007.

[6] Commenced operations on May 16, 2006.

[7] Commenced operations on August 13, 2007.

[8] Commenced operations on April 24, 2007.

BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

          DTC acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make

31

available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

          The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

          A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Fund Deposit

          The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) constituting a replication of each Fund’s benchmark Index and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

          The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

          The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective benchmark Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from stock splits and other corporate actions.

          In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each

33

Business Day, the Dividend Equivalent Payment, if any, effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process (“Participant Agreement”) (discussed below). All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m., New York time) (3:00 p.m. for “Custom Orders” (as defined below)) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

          Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

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          Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

          Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process

          Fund Deposits created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement with the Distributor and with the Trust (as the same may be from time to time amended in accordance with its terms).

          The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Funds through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

          Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m., New York time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Funds outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and

35

(ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Placement of Creation Orders Outside Clearing Process—Foreign Funds

          A standard order must be placed by 4:00 p.m., New York time, for purchases of Shares. In the case of custom orders, the order must be received by the Distributor no later than 10:00 a.m., New York time. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate custodian. For each Fund, the Custodian will cause the subcustodian of such Fund to maintain an account into which the Deposit Securities will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

          Once the Trust has accepted a creation order, the Trust will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such net asset value as will have been calculated after receipt in proper form of such order. The Distributor will then transmit a confirmation of acceptance of such order.

          Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Trust will issue and cause the delivery of the Creation Units.

Acceptance of Creation Order

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A fixed creation transaction fee of $1,000 payable to the Custodian is imposed on each creation transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation fee will be imposed. Where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator will be assessed an additional variable charge for cash creations on the “cash in lieu” portion of its investment. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See “Market Vectors—Agribusiness ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Coal ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Environmental Services ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Gaming ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Global Alternative Energy ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Gold Miners ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Nuclear Energy ETF—Principal Risks of Investing in the Fund,” “Market Vectors—Russia ETF—Principal Risks of Investing in the Fund” and “Market Vectors—Steel ETF—Principal Risks of Investing in the Fund” in the Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., New York time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below. The redemption transaction fee of $1,000 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption fee will be required to be arranged for by or on behalf of the redeeming shareholder.

          The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust these fees from time to time based upon actual experience. An additional charge up to four times the redemption transaction fee may be charged with respect to redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are available) may also be

37

imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders Using Clearing Process

          Orders to redeem Creation Units of the Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement with the Distributor and with the Trust (as the case may be from time to time amended in accordance with its terms). An order to redeem Creation Units of the Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m., New York time (3:00 p.m. for Custom Orders for Domestic Funds and 10:00 a.m. for Foreign Funds) on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of the Funds using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., New York time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the applicable cash payment.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

          Orders to redeem Creation Units of the Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., New York time (3:00 p.m. for Custom Orders) on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m., New York time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

          A standard order for redemption must be received by 4:00 p.m., New York time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 10:00 a.m., New York time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws

38

and the Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

          In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

          Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

          The holidays applicable to the Funds are listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. The dates in calendar year 2008 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

ARGENTINA
Jan.1	May 1	Nov. 6
March 20	June 6	Dec. 24
March 21	July 9	Dec. 25
March 31	August 18	Dec. 31

AUSTRALIA
Jan.1	March 21	May 19	August 13
Jan.28	March 24	June 2	October 6
March 3	April 25	June 9	Nov. 4
March 10	May 5	August 4	Dec. 25

AUSTRIA
Jan.1	May 12	Dec. 24
March 21	May 22	Dec. 25
March 24	August 15	Dec. 26
May 1	Dec. 8	Dec. 31

BELGIUM
Jan.1	May 2	Nov. 11
March 21	May 17	Dec. 25
March 24	July 21	Dec. 26
May 1	August 15

39

BRAZIL
Jan.1	March 21	July 9	Dec. 31
Jan.25	April 21	Nov. 20
Feb. 4	May 1	Dec. 24
Feb. 5	May 22	Dec. 25

CANADA
Jan.1	May 21	Sept. 3	Dec. 26
Jan.2	June 25	October 8
Feb. 19	July 2	Nov. 12
April 6	August 6	Dec. 25

CHILE
Jan.1	August 15	Dec. 25
March 21	Sept. 18	Dec. 31
May 1	Sept. 19
May 21	Dec. 8

CHINA
Jan.1	Feb. 11	May 7	October 6
Jan.21	Feb. 12	May 26	October 7
Feb. 4	Feb. 13	July 4	October 13
Feb. 5	May 1	Sept. 1	Nov. 11
Feb. 6	May 2	October 1	Nov. 27
Feb. 7	May 5	October 2	Dec. 25
Feb. 8	May 6	October 3

DENMARK
Jan.1	April 18	Dec. 24
March 20	May 1	Dec. 25
March 21	May 12	Dec. 26
March 24	June 5	Dec. 31

FINLAND
Jan.1	June 20	Dec. 31
March 21	Dec. 24
March 24	Dec. 25
May 1	Dec. 26

FRANCE
Jan.1	May 8	Dec. 25
March 21	June 14	Dec. 26
March 24	August 15
May 1	Nov. 11

GERMANY
Jan.1	May 1	October 3	Dec. 31
Feb. 4	May 12	Dec. 24
March 21	May 22	Dec. 25
March 24	August 15	Dec. 26

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GREECE
Jan.1	March 25	June 16	Dec. 26
March 10	April 25	August 15
March 21	April 28	October 28
March 24	May 1	Dec. 25

HONG KONG
Jan.1	March 24	July 1	Dec. 25
Feb. 6	April 4	Sept. 15	Dec. 26
Feb. 7	May 1	October 1	Dec. 31
Feb. 8	May 12	October 7
March 21	June 9	Dec. 24

INDONESIA
Jan.1	April 7	Sept. 29	Dec. 25
Jan.10	May 1	October 1	Dec. 26
Jan.11	May 20	October 2	Dec. 29
Feb. 7	July 28	October 3	Dec. 31
March 20	July 30	Dec. 8
March 21	August 18	Dec. 24

IRELAND
Jan.1	May 1	October 27	Dec. 29
March 17	May 5	Dec. 24
March 21	June 2	Dec. 25
March 24	August 4	Dec. 26

ITALY
Jan.1	June 2	Dec. 25
March 21	August 15	Dec. 26
April 25	Dec. 8	Dec. 31
May 1	Dec. 24

JAPAN
Jan.1	Feb. 11	July 21	Nov. 3
Jan.2	March 20	Sept. 15	Nov. 24
Jan.3	April 29	Sept. 23	Dec. 23
Jan.14	May 5	October 13	Dec. 31

MALAYSIA
Jan.1	March 20	Sept. 1	Dec. 8
Jan.10	May 1	October 1	Dec. 25
Feb. 1	May 19	October 2	Dec. 29
Feb. 6	May 20	October 3
Feb. 7	May 30	October 27
Feb. 8	June 7	October 28

41

MEXICO
Jan.1	March 21	Nov. 20
Feb. 4	May 1	Dec. 12
March 17	Sept. 16	Dec. 25
March 20	Nov. 17

NETHERLANDS
Jan. 1	May 1
March 21	May 12
March 24	Dec. 25
April 30	Dec. 26

NEW ZEALAND
Jan.1	Feb. 6	June 2
Jan.2	March 21	October 27
Jan.21	March 24	Dec. 25
Jan.28	April 25	Dec. 26

NORWAY
Jan.1	May 1	Dec. 26
March 20	May 12	Dec. 31
March 21	Dec. 24
March 24	Dec. 25

PHILIPPINES
Jan.1	June 12	Dec. 25
Feb. 25	August 21	Dec. 30
March 20	October 1	Dec. 31
March 21	Dec. 24

PORTUGAL
Jan.1	April 25	June 13	Dec. 25
Feb. 5	May 1	Dec. 1	Dec. 26
March 21	May 22	Dec. 8
March 24	June 10	Dec. 24

SINGAPORE
Jan.1	May 1	October 1	Dec. 17
Feb. 7	May 19	October 27	Dec. 25
Feb. 8	May 20	October 28
March 21	August 9	Dec. 8

SOUTH AFRICA
Jan.1	May 1	Dec. 25
March 21	June 16	Dec. 26
March 24	Sept. 24
April 28	Dec. 16

SOUTH KOREA
Jan.1	April 10	July 17	Dec. 31
Feb. 6	May 1	August 15
Feb. 7	May 5	Sept. 5
Feb. 8	May 12	October 3
April 9	June 6	Dec. 25

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SPAIN
Jan.1	March 24	July 25	Dec. 26
Jan.7	May 1	August 15
March 20	May 2	Dec. 8
March 21	May 15	Dec. 25

SWEDEN
Jan.1	June 6	Dec. 26
March 21	June 20	Dec. 31
March 24	Dec. 24
May 1	Dec. 25

SWITZERLAND
Jan.1	May 1	Sept. 11	Dec. 31
Jan.2	May 12	Dec. 8
March 19	May 22	Dec. 24
March 21	August 1	Dec. 25
March 24	August 15	Dec. 26

TAIWAN
Jan. 1	Feb. 7	April 4
Feb. 4	Feb. 8	May 1
Feb. 5	Feb. 11	June 9
Feb. 6	Feb. 28	October 10

THAILAND
Jan.1	April 15	July 1	Dec. 5
Feb. 20	May 1	July 18	Dec. 10
April 7	May 5	August 12
April 14	May 20	October 23

UNITED KINGDOM
Jan.1	May 26
March 21	August 25
March 24	Dec. 25
May 5	Dec. 26

UNITED STATES
Jan.1	May 26	Nov. 11
Jan.21	July 4	Nov. 27
Feb. 18	Sept. 1	Dec. 25
March 21	October 13

VENEZUELA
Jan.1	May 1	August 18
Feb. 4	May 5	Dec. 8
Feb. 5	May 26	Dec. 25
March 19	June 24
March 20	July 24

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SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2008

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period

Argentina	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8

China	02/04/08	02/14/08	10
	02/05/08	02/15/08	10
	02/06/08	02/18/08	12
	04/28/08	05/08/08	10
	04/29/08	05/09/08	10
	04/30/08	05/12/08	12
	09/26/08	10/08/08	12
	09/29/08	10/09/08	10
	09/30/08	10/10/08	10

Croatia	12/19/08	12/29/08	10
	12/22/08	12/30/08	8
	12/23/08	01/02/09	10

Czech Republic	12/19/08	12/29/08	10
	12/22/08	12/30/08	8
	12/23/08	12/31/08	8

Denmark	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8

Finland	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8

Indonesia	09/26/08	10/06/08	10
	09/29/08	10/07/08	8
	09/30/08	10/08/07	8

Japan	12/26/08	01/05/09	10
	12/29/08	01/06/09	8
	12/30/08	01/07/09	8

Mexico	03/14/08	03/24/08	10

Norway	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8

Philippines	12/24/08	01/02/09	9

44

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period

Russia*	12/26/07	01/08/08	13
	12/27/07	01/09/08	13
	12/28/07	01/10/08	13

Sweden	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8

Turkey	12/04/08	12/12/08	8
	12/05/08	12/15/08	10

Venezuela	03/14/08	03/24/08	10
	03/17/08	03/25/08	8
	03/18/08	03/26/08	8

* Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 Cycle Covers market closings that have been confirmed as of 11/1/07. Holidays are subject to change without notice.

          The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Determination of NAV.”

          The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., New York time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

          The value of the portfolio securities of each of the Market Vectors—Agribusiness ETF, Market Vectors—Coal ETF, Market Vectors—Gaming ETF, Market Vectors—Global Alternative Energy ETF, Market Vectors—Nuclear Energy ETF and Market Vectors—Russia ETF is based on the securities’ closing price on local markets when available. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in a Fund’s

45

portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it will fair value foreign equity securities held by the Fund each day the Fund calculates its NAV. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

          In computing each Fund’s NAV, the Fund’s securities holdings are valued based on market quotations. When market quotations are not readily available for a portfolio security a Fund must use the security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures which are approved by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

          Dividends from net investment income are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

          No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the

46

Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS

          The following table sets forth the name, address and percentage of ownership of each shareholder who is known by the Trust to own, of record or beneficially, 5% or more of the outstanding equity securities of each Fund as of April 1, 2008:

Market Vectors—Agribusiness ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Bank of New York One Wall Street New York NY 10286	14.29%

Brown Brothers Harriman Co 140 Broadway New York NY10005-1101	11.08%

National Financial Services LLC 200 Liberty Street - NY4F New York NY 10281	9.68%

Merrill Lynch Co Inc 4 World Financial Ctr New York NY 10080	7.24%

First Clearing LLC 901 East Byrd St 15th Fl Richmond VA 23219	6.45%

Charles Schwab Co Inc 120 Kearny Street Ms:Sf120kny-12-345 San Francisco CA 94104	5.66%

Market Vectors—Coal ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Merrill Lynch Co Inc 4 World Financial Ctr New York NY 10080	15.36%

National Financial Services LLC 200 Liberty Street - NY4F New York NY 10281	11.25%

Bank of New York One Wall Street New York NY 10286	11.14%

Charles Schwab Co Inc 120 Kearny Street Ms:Sf120kny-12-345 San Francisco CA 94104	7.12%

Citigroup Inc 399 Park Avenue New York NY 10043	6.57%

UBS Financial Services Inc 1285 Avenue of the Americas New York NY 10019	6.44%

TD Ameritrade Inc 1005 N Ameritrade Place Bellevue NE 68005	5.29%

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Market Vectors—Environmental Services ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Merrill Lynch Co Inc 4 World Financial Ctr New York NY 10080	20.51%

Bank of New York One Wall Street New York NY 10286	10.91%

Citigroup Inc 399 Park Avenue New York NY 10043	8.72%

National Financial Services LLC 200 Liberty Street - NY4F New York NY 10281	7.89%

Charles Schwab Co Inc 120 Kearny Street Ms:Sf120kny-12-345 San Francisco CA 94104	7.30%

Timber Hill LLC One Pickwick Plaza Greenwich CT 06830	7.12%

TD Ameritrade Inc 1005 N Ameritrade Place Bellevue NE 68005	5.71%

Swiss American Securities Inc 1001 Pennsylvania Avenue N Suite 800 Washington DC 20004-2505	5.05%

Market Vectors—Gaming ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Goldman Sachs Co 85 Broad Street New York NY 10004	51.82%

National Financial Services LLC 200 Liberty Street - NY4F New York NY 10281	11.91%

Bank of New York One Wall Street New York NY 10286	8.09%

Charles Schwab Co Inc 120 Kearny Street Ms:Sf120kny-12-345 San Francisco CA 94104	5.03%

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Market Vectors—Global Alternative Energy ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

National Financial Services LLC 200 Liberty Street - NY4F New York NY 10281	11.85%

Bank of New York One Wall Street New York NY 10286	11.02%

Charles Schwab Co Inc 120 Kearny Street Ms:Sf120kny-12-345 San Francisco CA 94104	7.74%

Citigroup Inc 399 Park Avenue New York NY 10043	7.42%

Brown Brothers Harriman Co 140 Broadway New York NY 10005-1101	7.20%

Merrill Lynch Co Inc 4 World Financial Ctr New York NY 10080	6.13%

Market Vectors—Gold Miners ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Bank of New York One Wall Street New York NY 10286	13.72%

Charles Schwab Co Inc 120 Kearny Street Ms:Sf120kny-12-345 San Francisco CA 94104	8.93%

National Financial Services LLC 200 Liberty Street - NY4F New York NY 10281	8.90%

Brown Brothers Harriman Co 140 Broadway New York NY 10005-1101	7.93%

Merrill Lynch Co Inc 4 World Financial Ctr New York NY 10080	7.49%

Goldman Sachs Co 85 Broad Street New York NY 10004	6.21%

Market Vectors—Nuclear Energy ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Citigroup Inc 399 Park Avenue New York NY 10043	12.35%

National Financial Services LLC 200 Liberty Street - NY4F New York NY 10281	9.53%

Charles Schwab Co Inc 120 Kearny Street Ms:Sf120kny-12-345 San Francisco CA 94104	8.96%

Bank of New York One Wall Street New York NY 10286	8.05%

Brown Brothers Harriman Co 140 Broadway New York NY 10005-1101	7.11%

Swiss American Securities Inc 1001 Pennsylvania Avenue N Suite 800 Washington DC 20004-2505	6.27%

TD Ameritrade Inc 1005 N Ameritrade Place Bellevue NE 68005	5.61%

Bank of America Corp Bank of America Corporate Center 100 N Tryon St Charlotte NC 28255	5.05%

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Market Vectors—Russia ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Bank of New York One Wall Street New York NY 10286	24.84%

Brown Brothers Harriman Co 140 Broadway New York NY 10005-1101	11.02%

Citigroup Inc 399 Park Avenue New York NY 10043	8.90%

National Financial Services LLC 200 Liberty Street - NY4F New York NY 10281	8.68%

State Street Corporation State Street Financial Center One Lincoln Street Boston, Massachusetts 02111	5.43%

Market Vectors—Steel ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

National Financial Services LLC 200 Liberty Street - NY4F New York NY 10281	17.87%

Bank of New York One Wall Street New York NY 10286	12.98%

Charles Schwab Co Inc 120 Kearny Street Ms:Sf120kny-12-345 San Francisco CA 94104	11.41%

Citigroup Inc 399 Park Avenue New York NY 10043	7.16%

Merrill Lynch Co Inc 4 World Financial Ctr New York NY 10080	6.96%

TD Ameritrade Inc 1005 N Ameritrade Place Bellevue NE 68005	6.13%

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TAXES

          The following information also supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Tax Matters.”

          Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others.

          Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

          Dividends and interest received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

          Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains.

          In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011.

          Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund invests in forward foreign currency exchange contracts, structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies.” Those

51

special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for tax purposes.

          Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

          A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

          Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

          Distributions reinvested in additional Fund Shares through the means of the service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash. If more than 50% of a Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

          Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax. A RIC may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A RIC may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions discussed above relating to dividends to foreign persons apply to dividends with respect to taxable years beginning before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the rules discussed above. Distributions attributable to gains from “U.S. real property interests,” including gains from the disposition of certain U.S. real property holding corporations, will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. A U.S. real property holding corporation is any corporation the fair market value of whose U.S. real property interests equals or

52

exceeds 50% of the sum of the fair market value of its overall real property interests and any other of its assets which are used or held for use in a trade or business.

          Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

          Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of 21 investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

          Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of

53

the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitation liabilities as shareholders of a corporation.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

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APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the “Commission”) adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients’ securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

Resolving Material Conflicts Of Interest

•

A “material conflict” means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, “Adviser”), or an “affiliated person” of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

•	Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used);

55

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

Reasonable Research Efforts

When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

Voting Client Proxies

•

The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to a foreign country to vote the security in person).

•	The portfolio manager or analyst covering the security is responsible for making voting decisions.

•	Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

Client Inquiries

All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to Portfolio Administration.

DISCLOSURE TO CLIENTS

•	Notification of Availability of Information Client Brochure.

The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually.

The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

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•	Availability of Proxy Voting Information at the client’s request or if the information is not available on VEAC’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

•	VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

–	proxy statements received;

–	identifying number for the portfolio security;

–	shareholder meeting date;

–	brief identification of the matter voted on;

–	whether the vote was cast on the matter and how the vote was cast;

–	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

–	records of written client requests for information on how VEAC voted proxies on behalf of the client;

–	a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

–	any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

•

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

•

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

•

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

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Proxy Voting Guidelines

I.	General Information

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.	Officers and Directors

A. The Board of Directors

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:

•	long-term corporate performance record relative to a market index;

•	composition of board and key board committees;

•	nominee’s investment in the company;

•	whether a retired CEO sits on the board; and

•	whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

•	corporate governance provisions and takeover activity;

•	board decisions regarding executive pay;

•	director compensation;

•	number of other board seats held by nominee; and

•	interlocking directorships.

B. Chairman and CEO are the Same Person

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Majority of Independent Directors

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

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Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D. Stock Ownership Requirements

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. Term of Office

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director’s legal expenses would be covered.

G. Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

H. Board Structure: Staggered vs. Annual Elections

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

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Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

         J. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.	Proxy Contests

A. Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.	Auditors

B. Ratifying Auditors

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.	Shareholder Voting and Control Issues

A. Cumulative Voting

Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

          B. Shareholder Ability to Call Special Meetings

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

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          C. Shareholder Ability to Act by Written Consent

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

          D. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

          E. Fair Price Provision

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested Shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

          F. Greenmail

Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

          G. Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

          H. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

          I. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

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          J. White Knight Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

          K. Confidential Voting

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

          L. Equal Access

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

          M. Bundled Proposals

Generally, vote on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

          N. Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.	Capital Structure

A. Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of Shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess Shares is presented by the company.

          B. Stock Distributions: Splits and Dividends

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the split.

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          C. Reverse Stock Splits

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the reverse split.

          D. Blank Check Preferred Authorization

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred Shares.

          E. Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those Shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

          F. Adjust Par Value of Common Stock

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

          G. Preemptive Rights

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

          H. Debt Restructurings

Vote on a case-by-case basis proposals to increase common and/or preferred Shares and to issue Shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change In Control - Will the transaction result in a change in control of the company?

•	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

          Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

          I. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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VII.	Executive Compensation

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII.	Compensation Proposals

          A. Amendments That Place a Cap on Annual Grants

Vote for plans that place a cap on the annual grants any one participant may receive.

          B. Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features.

          C. Amendments to Added Performance-Based Goals

Generally, vote for amendments to add performance goals to existing compensation plans.

          D. Amendments to Increase Shares and Retain Tax Deductions

Vote on amendments to existing plans to increase Shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

          E. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

          F. Shareholder Proposals to Limit Executive Pay

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

          G. Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

          H. Employee Stock Ownership Plans (ESOPS)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized Shares for existing ESOPs, except in cases when the number of Shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding Shares).

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          I. 401(k) Employee Benefit Plans

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.	State Of Incorporation

          A. Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

          B. Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company’s state of incorporation.

X.	Mergers and Corporate Restructurings

          A. Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies;

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

          B. Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

          C. Spin-Offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

          D. Asset Sales

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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          E. Liquidations

Vote on a case-by-case basis proposals related to liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

          F. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

          G. Changing Corporate Name

Vote on a case-by-case basis proposal to change the corporate name.

XI.	Mutual Fund Proxies

          A. Election of Trustees

Vote on trustee nominees on a case-by-case basis.

          B. Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

          C. Fundamental Investment Restrictions

Vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

          D. Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

XII.	Social and Environmental Issues

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	the percentage of sales, assets and earnings affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company—specific action;

66

•	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	whether the subject of the proposal is best left to the discretion of the board.

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MARKET VECTORS ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated August 25, 2008, as amended November 21, 2008

          This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the Prospectus dated August 25, 2008 (the “Prospectus”) for the Market Vectors ETF Trust (the “Trust”), relating to Market Vectors—RVE Hard Assets Producers ETF (the “Fund”), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Fund, may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

- i -

          The information contained herein regarding The Rogers™-Van Eck Hard Assets Producers Index (the “Index”) was provided by S-Network Global Indexes, LLC (“Licensor”), while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.

          S-NetworkSM is a service mark of S-Network Global Indexes, LLC and has been licensed for use by Van Eck Associates Corporation in connection with the Fund. The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC, which makes no representation regarding the advisability of investing in the Fund.

          The Shares of Market Vectors—RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by Licensor. Licensor makes no representation or warranty, express or implied, to the owners of the Shares of Market Vectors—RVE Hard Assets Producers ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors—RVE Hard Assets Producers ETF particularly or the ability of The Rogers™-Van Eck Hard Assets Producers Index to track the performance of the physical commodities market. Licensor’s only relationship to Van Eck Associates Corporation (“Licensee”) is the licensing of certain service marks and trade names of Licensor and of The Rogers™-Van Eck Hard Assets Producers Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Shares of Market Vectors—RVE Hard Assets Producers ETF. Licensor has no obligation to take the needs of the Licensee or the owners of the Shares of Market Vectors—RVE Hard Assets Producers ETF into consideration in determining, composing or calculating The Rogers™-Van Eck Hard Assets Producers Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors—RVE Hard Assets Producers ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors—RVE Hard Assets Producers ETF are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors—RVE Hard Assets Producers ETF.

          LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ROGERS™-VAN ECK HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SHARES OF MARKET VECTORS—RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ROGERS™-VAN ECK HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ROGERS™-VAN ECK HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The Shares of Market Vectors—RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Shares of Market Vectors—RVE Hard Assets Producers ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors—RVE Hard Assets Producers ETF particularly or the ability of The Rogers™-Van Eck Hard Assets Producers Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, LLC is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to The Rogers™-Van Eck Hard Assets Producers Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of Market Vectors—RVE Hard Assets Producers ETF or the timing of the issuance or sale of the Shares of Market Vectors—RVE Hard Assets Producers ETF or in the determination or calculation of the equation by which the Shares of Market Vectors—RVE Hard Assets Producers ETF is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors—RVE Hard Assets Producers ETF.

          NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE ROGERS™-VAN ECK HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

          Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by Licensor.

          “Jim Rogers,” “James Beeland Rogers, Jr.” and “Rogers”, are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

          The Shares of Market Vectors—RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this Statement of Additional Information, or the advisability of investing in securities or commodities generally, or in the Shares of Market Vectors—RVE Hard Assets Producers ETF or in futures particularly.

          BEELAND INTERESTS AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE SHARES OF MARKET VECTORS—RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ROGERS™-VAN ECK HARD ASSETS PRODUCERS INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

          VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY OWNERS OF MARKET VECTORS—RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ROGERS™-VAN ECK HARD ASSETS PRODUCERS INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VAN ECK INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company. The Trust currently consists of 25 investment portfolios. This SAI relates to one investment portfolio, Market Vectors—RVE Hard Assets Producers ETF (the “Fund”). The Fund invests in common stocks and depositary receipts consisting of some or all of the component securities of the Fund’s benchmark Index. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of the Fund are referred to herein as “Shares.”

          The Fund will offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), usually in exchange for a basket of Deposit Securities (together with the deposit of a specified cash payment). The Shares of Market Vectors—RVE Hard Assets Producers ETF are expected to be approved for listing, subject to notice of issuance, on the NYSE Arca, Inc. (the “Exchange”), and will trade in the secondary market at market prices. Those prices may differ from the Shares’ NAV. Similarly, Shares are also redeemable by the Fund only in Creation Units, and generally in exchange for specified securities held by the Fund and a specified cash payment. A Creation Unit consists of 50,000 Shares of the Fund.

          The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses in the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

INVESTMENT POLICIES AND RESTRICTIONS

Repurchase Agreements

          The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) monitors the Fund’s repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust’s management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Futures Contracts, Options, Swap Agreements and Currency Forwards

          The Fund may utilize futures contracts, options, swap agreements and currency forwards. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Fund may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that the Adviser (defined herein) believes to be representative of the Fund’s benchmark Index.

          Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          The Fund may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in the Fund’s Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Fund’s Index components or a subset of the components. Liquid futures contracts are not currently available for the benchmark Index of the Fund.

Restrictions on the Use of Futures and Options

          Except as otherwise specified in the Fund’s Prospectus or this SAI, there are no limitations on the extent to which the Fund may engage in transactions involving futures and options thereon. The Fund will take steps to prevent its futures positions from “leveraging” its securities holdings. When the Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When the Fund has a short futures position as part of a complex stock replication strategy, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

Future Developments

          The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Fund, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser.

Investment Restrictions

          The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

The Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

The Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

5.

The Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

7.

The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; or

8.

The Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the Index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will not:

1.

Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of the Fund’s net assets would be invested in such securities.

2.	Mortgage, pledge or otherwise encumber its assets, except to secure borrowing effected in accordance with the fundamental restriction on borrowing set forth above.

3.	Make short sales of securities.

4.

Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by the Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

5.

Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Fund and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

6.

Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

          As long as the aforementioned investment restrictions are complied with, the Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in its benchmark Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Market Vectors—RVE Hard Assets Producers ETF—Principal Risks of Investing in the Fund” and “Additional Risks of Investing in the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

General

          Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

          An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

          Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

          Although most of the securities in the Fund’s Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

          The Fund is not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its Index.

          An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Index. It is also possible that for short periods of time, the Fund may not fully replicate the performance of its Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of the Fund may not exactly replicate the composition of its Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

          Shares are subject to the risk of an investment in a portfolio of equity securities in an economic sector in which the Index is highly concentrated. In addition, because it is the policy of the Fund to generally invest in the securities that comprise its Index, the portfolio of securities held by the Fund (“Fund Securities”) also will be concentrated in that economic sector or industry.

Futures and Options Transactions

          Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts they have sold.

          The Fund will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.

          Utilization of futures transactions by the Fund involves the risk of imperfect or even negative correlation to the Fund’s benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Swaps

          The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

Continuous Offering

          The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units will be issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

          For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

          Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Market Vectors—RVE Hard Assets Producers ETF—Principal Risks of Investing in the Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

          The Fund will be traded, subject to notice of issuance, in the secondary market at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

          The Exchange may but is not required to remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Fund’s underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust.

          As in the case of other securities traded on the Exchanges, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange are approximately consistent with the current value of the assets of the Fund on a per Share basis, an updated Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. As the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The Fund is not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and make no warranty as to the accuracy of the Indicative Per Share Portfolio Value.

          The Indicative Per Share Portfolio Value has an equity securities value component and a net other assets value component, each of which are summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by the Fund on that day, to arrive at an Indicative Per Share Portfolio Value.

          The equity securities value component of the Indicative Per Share Portfolio Value represents the estimated value of the portfolio securities held by the Fund on a given day. While the equity securities value component estimates the current market value of the Fund’s portfolio securities, it does not necessarily reflect the precise composition or market value of the current portfolio of securities held by the Trust for the Fund at a particular point in time. Therefore, the Indicative Per Share Portfolio Value disseminated during Exchange trading hours should be viewed only as an estimate of the Fund’s NAV per share, which is calculated at the close of the regular trading session on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., New York time) on each Business Day.

          In addition to the equity securities value component described in the preceding paragraph, the Indicative Per Share Portfolio Value for the Fund includes a net other assets value component consisting of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee

David H. Chow, 50*	Trustee	Since 2006	Director and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	25	Director, Forward Management, LLC; Director, ReFlow Management Co., LLC.

R. Alastair Short, 55*	Trustee	Since 2006	Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to present; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007; President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; President, Matrix Global Investments, Inc. and predecessor company (private investment company), September 1995 to January 1999.	33	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger, 49*	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	33	None.

[1]	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

[3]	The Fund Complex consists of the Van Eck Funds, Van Eck Worldwide Insurance Trust and the Trust.

*	Member of the Audit Committee.

Interested Trustee

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex:

Jan F. van Eck,[4] 44	Trustee	Since 2006	Director and Executive Vice President, Van Eck Associates Corporation; Director, Executive Vice President and Chief Compliance Officer, Van Eck Securities Corporation; Director and President, Van Eck Absolute Return Advisers Corp.	25	Director, Greylock Capital Associates LLC.

[1]	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

[3]	The Fund Complex consists of the Van Eck Funds, Van Eck Worldwide Insurance Trust and the Trust.

[4]	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

          The Officers of the Trust, their addresses, positions with the Fund, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 43	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser (Since 2008); Manager (Portfolio Administration), Van Eck Global (September 2005-October 2008); Vice President, Robeco Investment Management (July 1990-September 2005).

Charles T. Cameron, 48	Vice President	Since 2006	Director of Trading and Portfolio Manager for the Adviser; Officer of three other investment companies advised by the Adviser.

Keith J Carlson, 52	Chief Executive Officer and President	Since 2006

President of the Adviser and Van Eck Securities Corporation (“VESC”); Private Investor (June 2003-January 2004); Independent Consultant, Waddell & Reed, Inc. (December 2002-May 2003); Officer of three other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Susan C. Lashley, 53	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of three other investment companies advised by the Adviser.

Thomas K. Lynch, 52	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corporation (“VEARA”) (Since January 2007); Vice President of the Adviser and VEARA; Treasurer and Officer of three other investment companies advised by the Adviser (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005).

Laura I. Martínez, 28	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President and Assistant Secretary (Since 2008); Associate, Davis Polk & Wardell (October 2005-June 2008); Stanford Law School (September 2002-June 2005).

Joseph J. McBrien, 60	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe, 60	Vice President and Treasurer	Since 2006

Vice President of the Adviser (Since 2006); Vice President and Director of Mutual Fund Accounting and Administration, PFPC (March 2000-November 2006); Officer of three other investment companies advised by the Adviser.

Jonathan R. Simon, 34	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of three other investment companies advised by the Adviser.

Bruce J. Smith, 53	Senior Vice President and Chief Financial Officer	Since 2006

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of three other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Derek S. van Eck,[3] 43	Executive Vice President	Since 2006	Director and Executive Vice President of the Adviser, VESC and VEARA; Director of Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck,[3] 44	Executive Vice President	Since 2006

Director and Executive Vice President of the Adviser; Director, Executive Vice President and Chief Compliance Officer of VESC; Director and President of VEARA; Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of three other investment companies advised by the Adviser.

[1]	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

[2]	Officers are elected yearly by the Trustees.

[3]	Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

          The Board of the Trust met six times during the fiscal year ended December 31, 2007.

          The Board has an Audit Committee, consisting of three Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (an “Independent Trustee”). Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended December 31, 2007.

          The Board also has a Nominating and Corporate Governance Committee consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) develop corporate governance guidelines for the Trust and the Board; (v) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee and (vi) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report results to the Board. The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2007.

          The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Fund.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

Name Of Trustee	Dollar Range of Equity Securities in Market Vectors ETF Trust (As of December 31, 2007)	Aggregate Dollar Range Of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2007)

David H. Chow	$50,001 – $100,000	$50,001 – $100,000
R. Alastair Short	None	$10,001 – $50,000
Richard D. Stamberger	$10,001 – $50,000	Over $100,000
Jan F. van Eck	$10,001 – $50,000	Over $100,000

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.

Remuneration of Trustees

          The Trust pays each Independent Trustee an annual retainer of $20,000, a per meeting fee of $10,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $5,000 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $15,000, the chairman of the Governance Committee an annual retainer of $7,500 and the chairman of the Audit Committee an annual retainer of $10,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          The table below shows the estimated compensation that is contemplated to be paid to the Trustees by the Trust for the fiscal year ended December 31, 2008. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)

David H. Chow	$0	$80,000	N/A	N/A	$80,000
R. Alastair Short	$75,000	$0	N/A	N/A	$120,500
Richard D. Stamberger	$54,375	$18,125	N/A	N/A	$125,000
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and the Trust.

(2)	Because the funds of the Trust have different fiscal year ends, the amounts shown are presented on a calendar year basis.

(3)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

          The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Fund’s Form N-Q will be available through the Fund’s website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

CODE OF ETHICS

          The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for the Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Fund’s proxy voting record will be available upon request and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund will be available through the Fund’s website, at www.vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Management.”

The Investment Manager

          Van Eck Associates Corporation (the “Adviser”) acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Fund. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment manager to the Fund pursuant to the Investment Management Agreement between the Trust and the Adviser. Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          Compensation. As compensation for its services under the Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of the Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2009, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year. The other expenses excluded from the expense caps are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange.

          Term. The Investment Management Agreement continues in effect until June 30, 2009. Thereafter, the Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          Legal Investigations and Proceedings. In July 2004, Van Eck Associates Corporation (“VEAC”) received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed VEAC that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against VEAC and two of its senior officers. Under SEC procedures, VEAC has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for VEAC’s response has been extended until further notice from the SEC and, to the best knowledge of VEAC, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against VEAC, such sanctions would not materially and adversely affect VEAC. If it is determined that VEAC or its affiliates engaged in improper or wrongful activity that caused a loss to the Van Eck Funds or the Van Eck Worldwide Insurance Trust, the Board of Trustees of the Van Eck Funds and the Van Eck Worldwide Insurance Trust will determine the amount of restitution that should be made to such fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and VEAC are currently working to resolve outstanding issues relating to these matters.

The Administrator

          Van Eck Associates Corporation also serves as administrator for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Fund. The Adviser will generally assist in all aspects of the Trust’s and the Fund’s operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

          The Bank of New York Mellon (formerly known as The Bank of New York) (“The Bank of New York), located at 101 Barclay Street, New York, NY 10286, serves as custodian for the Fund pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Fund’s assets. The Bank of New York serves as the Fund’s transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by the Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to the Fund pursuant to a fund accounting agreement.

The Distributor

          Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the

Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Portfolio Managers

          The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are Hao-Hung (Peter) Liao and Zhi (George) Cao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao attended New York University from 2000 to 2004 where he received a Bachelor of Arts majoring in mathematics and economics. Mr. Liao also serves as investment analyst for the Worldwide Absolute Return Fund (“WARF”), a series of the Van Eck Worldwide Insurance Trust, a registered investment company, where his role includes manager review, performance attribution, changes in manager mandates and risk management, and as a portfolio manager of WARF which as of July 31, 2008, had approximately $7.8 million in assets. Mr. Cao has been employed by the Adviser since December of 2007. Prior to joining the Adviser, he served as Senior Finance Associate followed by Controller of Operations Administrations Division and Corporate Safety for United Airlines. He also served as Management Consultant to PricewaterhouseCoopers LLP as well as Financial Analyst for SAM Distribution Co. Ltd. Mr. Cao graduated from the University of International Business and Economics with a Bachelor of Arts in 1996; and from the University of Chicago in 2004 with a Masters of Business Administration in Business. Messrs. Liao and Cao serve as portfolio managers of fourteen other funds of the Trust, which as of July 31, 2008 had approximately $6.0 billion in assets. Other than the fifteen funds of the Trust and WARF, Messrs. Liao and Cao do not manage any other registered investment companies, pooled investment vehicles or other accounts. Because the Fund is new, Messrs. Liao and Cao will be serving as the portfolio managers of the Fund since its inception.

          Although the funds in the Trust that are managed by Messrs. Liao and Cao may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of fifteen funds of the Trust and WARF presents a material conflict of interest for Messrs. Liao and Cao or the Adviser.

Portfolio Manager Compensation

          The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the Fund. The quality of management of the Fund includes issues of replication, rebalancing, portfolio monitoring, efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

          As of the date of this SAI, Messrs. Liao and Cao do not beneficially own any Shares of the Fund.

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected. Since the investment objective of the Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for the Fund is expected to be under 30%. See “Market Vectors—RVE Hard Assets Producers ETF—Principal Investment Objective and Strategies” in the Fund’s Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

          DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

          The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

          A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

          The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) constituting a replication of the Fund’s benchmark Index and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the next ex-dividend date.

          The Administrator, through the NSCC (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced Fund Deposit composition is made available.

          The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Fund’s benchmark Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of the Fund and will affect the value of all Shares of the Fund but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from stock splits and other corporate actions.

          In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC (discussed below), also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Fund, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process (“Participant Agreement”) (discussed below). All Creation Units of the Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m., New York time) (3:00 p.m., New York time, for “Custom Orders” (as defined below)) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

          Orders to create Creation Units of the Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

          Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

          Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that the Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process

          Fund Deposits created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement with the Distributor and with the Trust (as the same may be from time to time amended in accordance with its terms).

          The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

          Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m., New York time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

          Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See the “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds

          A standard order must be placed by 4:00 p.m., New York time for purchases of Shares. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., New York time. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate custodian. For the Fund, the Custodian will cause the subcustodian of the Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

          Once the Trust has accepted a creation order, the Trust will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Distributor will then transmit a confirmation of acceptance of such order.

          Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Trust will issue and cause the delivery of the Creation Units.

Acceptance of Creation Order

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A fixed creation transaction fee of $1,000 payable to the Custodian is imposed on each creation transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation fee will be imposed. Where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator will be assessed an additional variable charge for cash creations on the “cash in lieu” portion of its investment. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See “Market Vectors—RVE Hard Assets Producers ETF—Principal Risks of Investing in the Fund” in the Fund’s Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., New York time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below. The redemption transaction fee of $1,000 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption fee will be required to be arranged for by or on behalf of the redeeming shareholder. The

Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee

          The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust these fees from time to time based upon actual experience. An additional charge up to four times the redemption transaction fee may be charged with respect to redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are available) may also be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders Using Clearing Process

          Orders to redeem Creation Units of the Fund through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement with the Distributor and with the Trust (as the case may be from time to time amended in accordance with its terms). An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m., New York time (3:00 p.m., New York time, for Custom Orders) on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., New York time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the applicable cash payment.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

          Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., New York time (3:00 p.m., New York time, for Custom Orders) on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m., New York time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

          A standard order for redemption must be received by 4:00 p.m., New York time for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., New York time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not they otherwise permit cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

          In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

          Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

          The holidays applicable to the Fund are listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. The dates in calendar year 2008 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

AUSTRALIA
Jan.1	March 24	August 4	Dec. 25
Jan.28	April 6	October 6	Dec. 26
March 10	April 25	October 30
March 21	June 9	Nov. 4

AUSTRIA
Jan.1	May 1	October 26	Dec. 26
Jan.6	May 12	Nov. 1
March 21	May 22	Dec. 8
March 24	August 15	Dec. 25

BELGIUM
Jan.1	May 1	August 15	Dec. 26
March 21	May 2	Nov. 1
March 23	May 12	Nov. 11
March 24	July 21	Dec. 25

CANADA
Jan.1	May 19	October 13	Dec. 26
Feb. 18	July 1	Nov. 2
March 9	August 4	Nov. 11
March 21	Sept. 1	Dec. 25

CHILE
Jan.1	May 1	Sept. 18	Dec. 8
March 21	May 21	Sept. 19	Dec. 25
March 22	June 29	October 12
March 23	July 16	October 15
March 30	August 15	Nov. 1

CHINA
Jan.1	Feb. 11	May 2	Sept. 30
Feb. 2	Feb. 12	June 9	October 1
Feb. 7	April 4	Sept. 15	October 2
Feb. 8	May 1	Sept. 29	October 3

CZECH REPUBLIC
Jan.1	May 8	Sept. 28	Dec. 24
March 24	July 5	October 28	Dec. 25
May 1	July 6	Nov. 17	Dec. 26

DENMARK
Jan.1	March 24	June 5	Dec. 31
March 20	April 18	Dec. 24	April 18
March 21	May 1	Dec. 25	May 1
March 23	May 12	Dec. 26	May 12

EGYPT
Jan.1	April 27	Sept. 29	Dec. 23
Jan.7	May 1	October 24	Dec. 29
Jan.9	June 18	Dec. 9
April 24	July 23	Dec. 10
April 25	Sept. 2	Dec. 11

ESTONIA
Jan.1	May 1	August 20
Feb. 24	June 23	Dec. 25
March 21	June 24	Dec. 26

FINLAND
Jan.1	March 24	June 21	Dec. 25
Jan.6	May 1	Dec. 6	Dec. 26
March 21	June 20	Dec. 24

FRANCE
Jan.1	May 8	Nov. 11
March 21	May 12	Dec. 25
March 24	July 14	Dec. 26
May 1	August 15

GERMANY
Jan.1	May 12	Dec. 25
March 21	May 22	Dec. 26
March 24	October 3
May 1	Nov. 1

GREECE
Jan.1	March 24	May 1	Dec. 25
Jan.6	March 25	June 16	Dec. 26
March 10	April 25	August 15
March 21	April 28	October 28

HONG KONG
Jan.1	March 24	July 1	Dec. 26
Feb. 7	April 4	Sept. 15
Feb. 8	May 1	October 1
Feb. 9	May 12	October 7
March 21	June 9	Dec. 25

HUNGARY
Jan.1	May 1	August 20	Dec. 25
March 15	May 2	October 23	Dec. 26
March 24	May 12	October 24

INDIA
Jan.26	April 14	August 15	October 28
March 6	April 18	August 19	October 30
March 20	May 1	Sept. 3	Nov. 13
March 21	May 19	October 2	Dec. 9
April 1	July 1	October 9	Dec. 25

INDONESIA
Jan.1	March 21	Sept. 30	Dec. 25
Jan.10	May 1	October 1	Dec. 29
Feb. 7	May 20	October 2
March 7	July 30	October 3
March 20	August 18	Dec. 8

IRELAND
Jan.1	March 24	October 27	Dec. 26
March 17	May 5	August 4
March 21	June 2	Dec. 25

ISRAEL
March 21	April 26	Sept. 25	October 13
March 28	May 7	Sept. 29	October 14
April 20	May 8	Sept. 30	October 21
April 21	June 8	October 1	Dec. 21
April 22	June 9	October 8	Dec. 22
April 24	August 10	October 9

ITALY
Jan.1	March 24	June 2	Dec. 8
Jan.6	April 25	August 15	Dec. 25
March 21	May 1	Nov. 1	Dec. 26

JAPAN
Jan.1	March 20	May 6	Nov. 3
Jan.2	April 29	July 21	Nov. 24
Jan.3	May 3	Sept. 15	Dec. 23
Jan.14	May 4	Sept. 23	Dec. 31
Feb. 11	May 5	October 13

LUXEMBOUG
Jan.1	May 1	August 15	Dec. 26
March 21	May 12	Nov. 1
March 24	June 23	Dec. 25

MALAYSIA
Jan.1	Feb. 8	May 30	Dec. 8
Jan.10	March 20	June 7	Dec. 25
Jan.23	May 1	Sept. 1	Dec. 29
Feb. 1	May 19	October 1
Feb. 7	May 20	October 27

MEXICO
Jan.1	March 21	Sept. 16	Dec. 12
Feb. 4	April 6	October 29	Dec. 25
March 17	May 1	Nov. 2
March 20	May 5	Nov. 17

NETHERLANDS
Jan. 1	March 24	May 1	Dec. 25
March 21	April 30	May 12	Dec. 26

NEW ZEALAND
Jan. 1	Feb. 6	April 25	Dec. 25
Jan. 2	March 21	June 2	Dec. 26
Jan. 21	March 24	October 1
Jan. 28	April 6	October 27

NORWAY
Jan.1	March 24	Dec. 24
March 20	May 1	Dec. 25
March 21	May 12	Dec. 26

PHILIPPINES
Jan.1	May 1	Nov. 11	Dec. 30
Feb. 25	June 9	Dec. 1	Dec. 31
March 20	August 18	Dec. 25
March 21	August 25	Dec. 26
April 7	October 2	Dec. 29

POLAND
Jan.1	May 3	Nov. 1	Dec. 26
March 24	May 22	Nov. 11
May 1	August 15	Dec. 25

PORTUGAL
Jan.1	April 25	October 5	Dec. 25
Feb. 5	May 1	Nov. 1	Dec. 26
March 21	June 10	Dec. 1
March 24	August 15	Dec. 8

SINGAPORE
Jan.1	March 21	August 9	Dec. 8
Feb. 7	May 1	October 1	Dec. 25
Feb. 8	May 19	October 27

SOUTH AFRICA
Jan.1	May 1	Sept. 24
March 21	May 2	Dec. 16
March 24	June 16	Dec. 25
April 28	August 9	Dec. 26

SOUTH KOREA
Jan.1	March 1	May 12	October 3
Feb. 6	April 9	June 6	Dec. 25
Feb. 7	May 1	August 15	Dec. 31
Feb. 8	May 5	Sept. 15

SPAIN
Jan.1	May 1	Nov. 1	Dec. 25
March 21	May 15	Dec. 6
March 24	October 12	Dec. 8

SWEDEN
Jan.1	March 24	June 20	Dec. 26
Jan.6	May 1	Dec. 24	Dec. 31
March 21	June 6	Dec. 25

SWITZERLAND
Jan.1	March 24	August 1	Dec. 26
Jan.2	May 1	Dec. 24
March 21	May 12	Dec. 25

TAIWAN
Jan.1	Feb. 6	Feb. 11	June 8
Jan.31	Feb. 7	Feb. 28	Sept. 14
Feb. 4	Feb. 8	April 4	October 10
Feb. 5	Feb. 9	May 1

TURKEY
Jan.1	Sept. 29	October 29	Dec. 11
April 23	Sept. 30	Dec. 8
May 19	October 1	Dec. 9
August 30	October 2	Dec. 10

UNITED KINGDOM
Jan.1	March 30	August 25	Dec. 26
March 21	May 5	October 26
March 24	May 26	Dec. 25

UNITED STATES
Jan.1	March 21	October 13	Dec. 25
Jan.21	May 26	Nov. 2
Feb. 18	July 4	Nov. 11
March 9	Sept. 1	Nov. 27

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2008

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period

China	2/4/2008	2/13/2008	10
	2/5/2008	2/14/2008	10
	9/25/2008	10/6/2008	12
	9/26/2008	10/7/2008	12

Czech Republic	12/22/2008	12/29/2008	8
	12/23/2008	12/30/2008	8

Denmark	3/18/2008	3/25/2008	8
	3/19/2008	3/26/2008	8
	12/22/2008	12/29/2008	8
	12/23/2008	12/30/2008	8

Egypt	12/5/2008	12/12/2008	8
	12/8/2008	12/15/2008	8

Estonia	12/22/2008	12/29/2008	8
	12/23/2008	12/30/2008	8

Finland	12/22/2008	12/29/2008	8
	12/23/2008	12/30/2008	8

Greece	3/19/2008	3/26/2008	8
	3/20/2008	3/27/2008	8

Indonesia	9/26/2008	10/6/2008	11
	9/29/2008	10/7/2008	9

Italy	12/22/2008	12/29/2008	8
	12/23/2008	12/30/2008	8

Japan	12/27/2007	1/4/2008	9
	12/28/2007	1/7/2008	11

Norway	3/18/2008	3/25/2008	8
	3/19/2008	3/26/2008	8
	12/22/2008	12/29/2008	8
	12/23/2008	12/30/2008	8

Philippines	12/23/2008	1/2/2009	11
	12/24/2008	1/5/2009	13

Russian Federation*	12/28/2007	1/9/2008	11
(Variable, Based on TD+3)	12/31/2007	1/9/2008	10

South Africa	12/26/2007	1/2/2008	8
	12/27/2007	1/3/2008	8
	12/28/2007	1/4/2008	8
	3/17/2008	3/25/2008	9
	3/18/2008	3/26/2008	9
	3/19/2008	3/27/2008	9
	3/20/2008	3/28/2008	9
	4/22/2008	4/29/2008	8
	4/23/2008	4/30/2008	8
	4/24/2008	5/5/2008	12
	4/25/2008	5/6/2008	12
	4/29/2008	5/7/2008	9
	4/30/2008	5/8/2008	9
	6/10/2008	6/17/2008	8
	6/11/2008	6/18/2008	8
	6/12/2008	6/19/2008	8
	6/13/2008	6/20/2008	8
	9/18/2008	9/25/2008	8
	9/19/2008	9/26/2008	8
	9/22/2008	9/29/2008	8
	9/23/2008	9/30/2008	8
	12/10/2008	12/17/2008	8
	12/11/2008	12/18/2008	8
	12/12/2008	12/19/2008	8
	12/15/2008	12/22/2008	8
	12/19/2008	12/29/2008	11
	12/22/2008	12/30/2008	9
	12/23/2008	12/31/2008	9
	12/24/2008	1/2/2009	10
	12/29/2008	1/5/2008	8
	12/30/2008	1/6/2008	8
	12/31/2008	1/7/2008	8

Sweden	12/22/2008	12/29/2008	8
	12/23/2008	12/30/2008	8

Turkey	12/5/2008	12/12/2008	8

* Settlement cycle in Russia is negotiated on a deal by deal basis. Holidays are subject to change without notice.

          The right of redemption may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”

          The NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., New York time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

          The value of the Fund’s portfolio securities is based on the securities’ closing price on local markets when available. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value foreign equity securities held by the Fund each day the Fund calculates its NAV. Accordingly, the Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s benchmark Index. This may adversely affect the Fund’s ability to track its benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

          In computing the Fund’s NAV, the Fund’s securities holdings are valued based on market quotations. When market quotations are not readily available for a portfolio security the Fund must use the security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures which are approved by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Distributions.”

General Policies

          Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Fund may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Fund makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Fund reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

          No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS

          As of the date of this SAI, the Adviser beneficially owned all of the voting securities of the Fund.

TAXES

          The following information also supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Tax Matters.”

          The Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others.

          If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

          The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such years. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

          Dividends and interest received by the Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

          The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains.

          In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011.

          Special tax rules may change the normal treatment of gains and losses recognized by the Fund if the Fund invests in forward foreign currency exchange contracts, structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for tax purposes.

          Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

          A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other Fund Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

          The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

          Distributions reinvested in additional Fund Shares through the means of the service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

          If more than 50% of the Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

          Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax. Foreign shareholders that own, either directly or indirectly, more than 5% of a class of Fund Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Fund Shares.

          Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

          Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of 25 investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

          Each Share issued by the Trust has a pro rata interest in the assets of the Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitation liabilities as shareholders of a corporation.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust and have passed upon the validity of the Fund’s Shares.

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the “Commission”) adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients’ securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

Resolving Material Conflicts Of Interest

•

A “material conflict” means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, “Adviser”), or an “affiliated person” of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

•	Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used);

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

Reasonable Research Efforts

When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

Voting Client Proxies

•

The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to a foreign country to vote the security in person).

• The portfolio manager or analyst covering the security is responsible for making voting decisions.

• Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

Client Inquiries

          All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to Portfolio Administration.

DISCLOSURE TO CLIENTS

•	Notification of Availability of Information Client Brochure.

          The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually.

          The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

•	Availability of Proxy Voting Information at the client’s request or if the information is not available on VEAC’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

•	VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

–	proxy statements received;

–	identifying number for the portfolio security;

–	shareholder meeting date;

–	brief identification of the matter voted on;

–	whether the vote was cast on the matter and how the vote was cast;

–	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

–	records of written client requests for information on how VEAC voted proxies on behalf of the client;

–	a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

–	any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

•

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

•

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

•

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Proxy Voting Guidelines

I.	General Information

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.	Officers and Directors

A. The Board of Directors

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:

•	long-term corporate performance record relative to a market index;

•	composition of board and key board committees;

•	nominee’s investment in the company;

•	whether a retired CEO sits on the board; and

•	whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

•	corporate governance provisions and takeover activity;

•	board decisions regarding executive pay;

•	director compensation;

•	number of other board seats held by nominee; and

•	interlocking directorships.

B. Chairman and CEO are the Same Person

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Majority of Independent Directors

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D. Stock Ownership Requirements

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. Term of Office

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director’s legal expenses would be covered.

G. Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

H. Board Structure: Staggered vs. Annual Elections

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.	Proxy Contests

A. Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.	Auditors

A. Ratifying Auditors

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.	Shareholder Voting and Control Issues

A. Cumulative Voting

Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

B. Shareholder Ability to Call Special Meetings

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C. Shareholder Ability to Act by Written Consent

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

D. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

E. Fair Price Provision

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested Shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F. Greenmail

Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

G. Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

H. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

I. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

J. White Knight Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

K. Confidential Voting

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

L. Equal Access

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

M. Bundled Proposals

Generally, vote on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

N. Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.	Capital Structure

A. Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of Shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess Shares is presented by the company.

B. Stock Distributions: Splits and Dividends

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the split.

C. Reverse Stock Splits

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the reverse split.

D. Blank Check Preferred Authorization

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred Shares.

E. Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those Shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F. Adjust Par Value of Common Stock

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G. Preemptive Rights

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H. Debt Restructurings

Vote on a case-by-case basis proposals to increase common and/or preferred Shares and to issue Shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change In Control - Will the transaction result in a change in control of the company?

•	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	Executive Compensation

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII.	Compensation Proposals

A. Amendments That Place a Cap on Annual Grants

Vote for plans that place a cap on the annual grants any one participant may receive.

B. Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features.

C. Amendments to Added Performance-Based Goals

Generally, vote for amendments to add performance goals to existing compensation plans.

D. Amendments to Increase Shares and Retain Tax Deductions

Vote on amendments to existing plans to increase Shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

E. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

F. Shareholder Proposals to Limit Executive Pay

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

G. Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

H. Employee Stock Ownership Plans (ESOPS)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized Shares for existing ESOPs, except in cases when the number of Shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding Shares).

I. 401(k) Employee Benefit Plans

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.	State Of Incorporation

A. Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company’s state of incorporation.

X.	Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

	•	anticipated financial and operating benefits;

	•	offer price (cost vs. premium);

	•	prospects of the combined companies;

	•	how the deal was negotiated; and

	•	changes in corporate governance and their impact on shareholder rights.

B. Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C. Spin-Offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

D. Asset Sales

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Vote on a case-by-case basis proposals related to liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Vote on a case-by-case basis proposal to change the corporate name.

XI.	Mutual Fund Proxies

A. Election of Trustees

Vote on trustee nominees on a case-by-case basis.

B. Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

Vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

XII.	Social and Environmental Issues

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	the percentage of sales, assets and earnings affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company—specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

•	whether the subject of the proposal is best left to the discretion of the board.

MARKET VECTORS ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated August 29, 2008, as amended November 21, 2008

          This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the Prospectuses dated August 29, 2008 (each, a “Prospectus” and, together, the “Prospectuses”) for the Market Vectors ETF Trust (the “Trust”), relating to Market Vectors—California Long Municipal Index ETF, Market Vectors—Intermediate Municipal Index ETF, Market Vectors—Long Municipal Index ETF, Market Vectors—Massachusetts Municipal Index ETF, Market Vectors—New Jersey Municipal Index ETF, Market Vectors—New York Long Municipal Index ETF, Market Vectors—Ohio Municipal Index ETF, Market Vectors—Pennsylvania Municipal Index ETF and Market Vectors—Short Municipal Index ETF (each a “Fund” and, together, the “Funds”), as it may be revised from time to time. A copy of the Prospectuses for the Trust, relating to the Funds, may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the relevant Prospectus, unless otherwise noted.

- i -

- ii -

          The information contained herein regarding the Lehman Brothers Managed Money AMT-Free California Long Municipal Index, Lehman Brothers AMT-Free Intermediate Continuous Municipal Index, Lehman Brothers AMT-Free Long Continuous Municipal Index, Lehman Brothers AMT-Free Massachusetts Municipal Index, Lehman Brothers AMT-Free New Jersey Municipal Index, Lehman Brothers Managed Money AMT-Free New York Long Municipal Index, Lehman Brothers AMT-Free Ohio Municipal Index and Lehman Brothers AMT-Free Pennsylvania Municipal Index and Lehman Brothers AMT-Free Short Continuous Municipal Index (each, an “Index”) and Lehman Brothers, the Index Provider, was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.

          Lehman Brothers and Lehman Brothers Inc. are trademarks of the Licensor and have been licensed for use in connection with the listing and trading of the Funds on the NYSE Arca, Inc. (the “NYSE Arca”). The Funds are not sponsored by, endorsed, sold or promoted by the Licensor and Licensor makes no representation regarding the advisability of investing in them.

          The Adviser acknowledges and expressly agrees that the Funds are not sponsored, endorsed, sold or promoted by Licensor, and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefor, or any data included therein or relating thereto, in connection with the trading of any exchange traded fund or option contract on exchange traded funds based thereon or for any other purpose. Licensor’s only relationship to the Adviser with respect to the Funds is the licensing of certain trademarks and trade names of Licensor and the Indexes that are determined, composed and calculated by Licensor without regard to the Adviser or the Funds. Licensor has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indexes. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Funds. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Funds.

          LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company. The Trust currently consists of 25 investment series. This SAI relates to nine investment series, Market Vectors—California Long Municipal Index ETF, Market Vectors—Intermediate Municipal Index ETF, Market Vectors—Long Municipal Index ETF, Market Vectors—Massachusetts Municipal Index ETF, Market Vectors—New Jersey Municipal Index ETF, Market Vectors—New York Long Municipal Index ETF, Market Vectors—Ohio Municipal Index ETF, Market Vectors—Pennsylvania Municipal Index ETF and Market Vectors—Short Municipal Index ETF (each, a “Fund” and, together, the “Funds”). The Funds invest in municipal securities consisting of some or all of the component securities of each Fund’s respective benchmark Index. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

          The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), usually in exchange for a basket of Deposit Securities (together with the deposit of a specified cash payment). The Shares of Market Vectors—Intermediate Municipal Index ETF, Market Vectors—Long Municipal Index ETF and Market Vectors—Short Municipal Index ETF are listed on the NYSE Arca and trade in the secondary market at market prices. The Shares of Market Vectors—California Long Municipal Index ETF, Market Vectors—Massachusetts Municipal Index ETF, Market Vectors—New Jersey Municipal Index ETF, Market Vectors—New York Long Municipal Index ETF, Market Vectors—Ohio Municipal Index ETF and Market Vectors—Pennsylvania Municipal Index ETF are expected to be listed on the NYSE Arca and will trade in the secondary market at market prices. Those prices may differ from the Shares’ NAV. Similarly, Shares are also redeemable by the Funds only in Creation Units, and generally in exchange for specified securities held by each Fund and a specified cash payment. With respect to a Fund, a Creation Unit consists of 100,000 Shares of each Fund.

          The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses in the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

INVESTMENT POLICIES AND RESTRICTIONS

Municipal Securities

          The Funds invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which each Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Repurchase Agreements

          The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) monitors each Fund’s repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust’s management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Futures Contracts, Options and Swap Agreements

          The Funds may utilize futures contracts, options and swap agreements. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts, and options on futures contracts based on other indexes or combinations of indexes that the Adviser (defined below) believes to be representative of each Fund’s respective benchmark Index.

          Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

          The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective benchmark Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective benchmark Index components or a subset of the components. Liquid futures contracts are not currently available for the benchmark Index of each Fund.

Restrictions on the Use of Futures and Options

          Except as otherwise specified in the Funds’ Prospectuses or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When it has a short futures position, as part of a complex stock replication strategy the Funds will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of each Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

Future Developments

          The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

Investment Restrictions

          The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

Each Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

5.

Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.

Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

7.

Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; or

8.

Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Funds may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the Index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          In addition, each Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

          In addition to the investment restrictions and policy adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1.

Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Mortgage, pledge or otherwise encumber its assets, except to secure borrowing effected in accordance with the fundamental restriction on borrowing set forth above.

3.	Make short sales of securities.

4.

Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

5.

Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

6.

Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

          As long as the aforementioned investment restrictions are complied with, each Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in municipal bonds that are in the relevant market but not the Fund’s respective benchmark Index, and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective benchmark Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential bond market declines.

SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Principal Risks of Investing in the Funds” and “Additional Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections in the Funds’ Prospectuses.

General

          Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of municipal securities generally and other factors.

          An investment in each Fund should also be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

          The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective benchmark Index.

          An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective benchmark Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective benchmark Index. In addition, each Fund’s use of a representative sampling approach may cause a Fund to not be as well correlated with the return of its respective benchmark Index as would be the case if the Fund purchased all of the securities in its respective benchmark Index in the proportions represented in such Index. The risk of non-correlation may be higher than other exchange-traded funds which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective benchmark Index, but which are not included in such Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of its respective benchmark Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of each Fund may not exactly replicate the composition of its respective benchmark Index if the Fund has to adjust is portfolio holdings in order to continue to qualify as a “regulated investment company” under the Code.

          The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for each Fund to value accurately than securities of public corporations. Since each Fund invests a significant portion of its portfolio in municipal securities, each Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

          Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

          Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

          Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

          Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “nonappropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

          Tobacco settlement revenue bonds are neither general nor legal obligations of a state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

          In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

          The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases; and (f) opposition to nuclear power.

          Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

          Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

          Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Special Risk Considerations Regarding California

          As described in the Prospectus, under normal circumstances, the Market Vectors—California Long Municipal Index ETF will invest at least 80% of its assets in California municipal securities. The portfolio of the Fund may include securities issued by the State of California (the “State”), by its various public bodies (the “Agencies”) and/or by other municipal entities located within the State (securities of all such entities are referred to herein as “California municipal securities”). In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer’s office of the State. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

          General Economic Conditions. California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Although the State’s economy experienced strong growth between July 2003 and March 2007, the economic outlook for both the State and national economies has since deteriorated, based in part on difficulties in the housing sector and high oil prices. California’s population as of July 1, 2006 of over 37 million represented over 12 percent of the total United States population. The State’s population is concentrated in metropolitan areas.

          Both the California economy and the national economy weakened in 2007 and are expected to remain subdued through 2008. The annual average non-farm payroll employment increased by 0.7 percent in 2007, down from 1.7 percent in 2006. Job growth is projected to remain low in 2008 with growth of 0.7 percent, which is below the 1.8 percent growth in 2005 and 1.7 percent growth in 2006.

          The State’s unemployment rate reached a 30-year low in October 2006, but averaged 5.4 percent in 2007 and was 5.9 percent in the first three months of 2008. Projected layoffs in the construction and mortgage industry will continue to place upward pressure on unemployment rates. The State Controller projects that job growth on a quarterly basis will turn negative beginning in the second quarter of 2008 and remain negative through the third quarter of the year

          The housing sector has continued to slow the national and California economies. California home building and residential real estate markets slowed considerably in 2007. The number of single-family residential units permitted fell 37 percent in 2007, after falling by 30 percent in 2006. In the first quarter of 2008, they were down 61 percent from a year ago. Existing single-family detached home sales fell 26 percent in 2007. The median home price fell 16 percent from December 2006 to December 2007.

          The outlook for the California economy is for slower growth in 2008 and 2009. Personal income growth is projected to slow to 4.5 percent in 2008, 4.1 percent in 2009 and 5.1 percent in 2010, as compared to 5.9 percent in 2007. California non-farm payroll employment is forecast to fall 0.2 percent in 2008, and then grow by 0.6 percent in 2009 and 1.4 percent in 2010, as compared to 0.7 percent in 2007.

          Total taxable sales peaked in the second quarter of 2007 and were down 3 percent from the peak in the fourth quarter of 2007. New vehicle registrations fell again in 2007, likely playing a role in the slowdown of taxable sales. Although made-in-California exports have grown in recent years, as the national economy continues to slow it is unclear whether the State’s exports will continue to grow at the same rate in 2008 and 2009.

          In the 2008-09 May Revision to the Governor’s Budget, the Department of Finance projected that the struggling housing sector will continue to weigh on the State and national economies in the next two years, but economic growth should begin to improve late this year or in the first half of 2009. The economic forecasts of the Department of Finance, the Legislative Analyst’s Office and the State Controller are prepared using national economic activity forecasts; major national and California economic indicators; revenue estimates; legislative, judicial and administrative changes; and recent cash results.

          State Government. The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

          Local Governments. The primary units of local government in California are the counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution (“Proposition 13”), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

          Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

          As part of the state-local agreement, Proposition 1A was approved by voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

          State Finances. The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and is not required by law to be credited to any fund and earnings from the investment of State moneys not allocable to another Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.

          The following is a summary of the State’s major revenue sources:

          •            Personal Income Tax. The California personal income tax, modeled after the federal income tax laws, accounts for a significant portion of General Fund tax revenues. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index. Taxpayers may be subject to an alternative minimum tax (“AMT”), similar to the federal AMT. In addition, Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge are required to be used to expand county mental health programs. The personal income tax structure is considered to be highly progressive. Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent or as little as 7.3 percent of General Fund revenues in the last ten years. The 2008-09 May Revision to the Governor’s Budget estimates that capital gains and stock option tax receipts will decline by 18 percent in 2008 and grow by 3 percent in 2009.

          •            Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. As of January 1, 2007, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows: 5 percent imposed as a State General Fund tax; 0.5 percent dedicated to local government for health and welfare program realignment (Local Revenue Fund); 0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund); 1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and 0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s economic recovery bonds. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2008. Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

          •            Corporation Tax. The State’s corporate tax revenue is derived from franchise tax, corporate income tax, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Sub-Chapter S corporations. On February 23, 2004, the U.S. Supreme Court denied the Franchise Tax Board’s appeal requesting review of a tax refund case which involved the deductibility of corporate dividends. Potential revenue losses are estimated at $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). The revenue impact from this case is included in State budget projections for fiscal years 2006-07 and 2007-08.

          •            Insurance Tax. The majority of insurance written in California, subject to certain exceptions, is subject to a 2.35 percent gross premium tax.

          •            Estate Tax; Other Taxes. The California estate tax is based on the State death tax credit allowed against the federal estate tax and is designed to pick up the maximum credit allowed against the federal estate tax return. The State estate tax was eliminated beginning in 2005 in conjunction with the phase out of the federal estate tax. After December 31, 2010 the federal estate tax will be reinstated along with the State estate tax, unless future federal legislation is enacted to make the provisions eliminating the tax permanent. Other sources of General Fund revenue include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

          State Budget Process. The State’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). State law requires the annual proposed Governor’s Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision. The Budget Act, which follows the May Revision, must be approved by a two-thirds majority vote of each House of the Legislature.

          Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

          The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

          The Balanced Budget Amendment (“Proposition 58”) beginning with fiscal year 2004-2005 requires the State to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments in the event that the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Proposition 58 also prohibits certain future borrowings to cover budget deficits. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain short-term and inter-fund borrowings.

          In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise State taxes, have restricted the use of State General Fund or special fund revenues, or have otherwise limited the Legislature and Governor’s discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change State taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues) and Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services).

          Current State Budget. The 2007-08 Budget Act was adopted by the Legislature on August 22, 2007, along with a number of implementing measures, and was signed by Governor Schwarzenegger on August 24, 2007. The 2007 Budget Act included the largest reserve of any budget act in the State’s history. The May Revision proposed a total reserve of $2.2 billion. Due to the shortfall in revenue collections that came to light in June, and in recognition of the State’s continuing structural deficit and other potential threats, the Legislature took actions to reduce spending and increase funds available, thereby increasing the total reserve to an unprecedented $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in the 2007-08 budget is held to $0.6 billion, or 0.6 percent. These actions eliminate the gap between spending and revenues in 2007-08, after discounting the $1.023 billion of transfers to the Budget Stabilization Account.

          The 2007-08 Budget Act contained General Fund expenditures of $102.26 billion, compared to $101.66 billion in 2006-07, and Special Fund expenditures of $2.58 billion, compared to $3.59 billion in 2006-07. Total revenues and transfers for 2007-08 are expected to be $101.24 billion, compared to $95.54 billion in 2006-07. A total of $2.05 billion will be transferred to the Budget Stabilization Account pursuant to Proposition 58; half of the transferred amount will remain in the Budget Stabilization Account for future purposes and the other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds.

          Most General Fund spending is non-discretionary and is required either by the State Constitution, federal laws, statutory entitlements, binding labor agreements or court orders. The 2007 Budget Act contains the following major General Fund components: $1.0 billion in prepayments of the economic recovery bonds; Proposition 98 General Fund expenditures of $41.1 billion; $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08, which reflects an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds) over the 2006-07 revised budget; and $28.3 billion in health and human services programs.

          The above discussion of the fiscal year 2007-08 budget is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

State Indebtedness and Other Obligations. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. Current State debt obligations include:

          •            General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.

          Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of February 1, 2008, the State had outstanding $51.87 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $65.17 billion of long-term general obligation bonds.

          •            Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of December 31, 2007 approximately $545 million aggregate principal amount of general obligation commercial paper notes had been issued and were outstanding.

          •            Lease-Purchase Obligations. The State builds and acquires facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $7.7 billion General Fund-supported lease-purchase obligations outstanding as of August 1, 2007. The State Public Works Board, which is authorized to sell lease revenue bonds, had $10.9 billion authorized and unissued as of September 1, 2007, which includes new authorizations described below. On May 3, 2007, the Governor signed AB 900, which authorized issuance of up to $7.4 billion of lease-revenue bonds to finance acquisition, design and construction of new facilities at State prisons and county jails and for local re-entry facilities.

          •            Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had $44.98 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2007.

          •            Economic Recovery Bonds. The California Economic Recovery Bond Act (“Proposition 57”) was approved by voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance and other General Fund obligations. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sale and use tax starting July 1, 2004. In addition, the economic recovery bonds are secured by the State’s full faith and credit; however, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. The State has issued $10.9 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2.0 billion was applied to offset fiscal year 2004-05 General Fund expenditures). The state may issue about $3.3 billion of the remainder of authorized economic recovery bonds in the future, but the 2007 Budget Act assumes no economic recovery bonds will be issued in fiscal year 2007-08. The Department of Finance has now estimated that, because of the repayment of other General Fund obligations incurred before June 30, 2004, the full $3.746 billion of unused voter authorization cannot be sold.

          Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of economic recovery bonds: (i) all proceeds from the quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the reserve fund created by the California Balanced Budget Act. Funds from these sources have been used for early retirement of approximately $1.716 billion of bonds during fiscal years 2005-06 and 2006-07.

          The 2007 Budget Act provides $1 billion to retire economic recovery bonds in the 2007-08 fiscal year. In addition, there was approximately $394 million of excess sales tax revenues from the period January 1-June 30, 2007 which will be used for early retirement of economic recovery bonds, together with excess sales tax revenues which may be generated for the period July 1- December 31, 2007, and any proceeds of excess property sales. In total, the Administration anticipates that approximately $2.6 billion of economic recovery bonds will be retired in the 2007-08 fiscal year, including almost $2.2 billion in early repayments.

          •            Tobacco Settlement Revenue Bonds. In 1998 the state signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the participating manufacturers, the cigarette manufacturers agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments. The specific amount to be received by the state and local governments is subject to adjustment. The MSA allows reduction of the manufacturers’ payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

          •            The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that trust to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003–04 fiscal year. An initial sale of 56.57 percent of the State’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (“Series 2003A”).

          A second sale of the remaining 43.43 percent of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (“Series 2003B”). The Tobacco Securitization Law was amended in 2003 to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August 2005 the Series 2003B Bonds were refinanced (“Series 2005A”), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which was deposited into the General Fund. On March 14, 2007, the State completed a refunding of all of the Series 2005A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. Some of these moneys have been used for General Fund expenses in 2007-08.

          In early 2006, the PMs asserted that they had lost market share in 2003 to the non-participating manufacturers (“NPMs”). A nationally recognized firm of economic consultants confirmed the assertion that the MSA was a significant factor contributing to the market share loss. Under the MSA, the PMs are authorized to withhold up to three times the amount of lost market share (adjusted downward by 2 percent) until such time as it is proven that the various states diligently enforced their model statutes that govern the NPMs. As a result, the amount of tobacco revenues received by the State was reduced in 2006 by $50.9 million. Nevertheless, the amount of tobacco revenues received were still in excess of the required debt service payments. Therefore, it is anticipated that the need to invoke the provisions included in the State’s budget for Series 2005A is unlikely and there will be no impact to the General Fund for the 2007-08 fiscal year. Furthermore, the Series 2005A Bonds have reserve funds in excess of one year’s debt service payments, which would be used before General Fund moneys. In April 2006, a similar filing was made by the PMs for the calendar year 2004 payments and the economic consultants also confirmed that the MSA was a significant factor contributing to the market share loss, but it is likewise anticipated that there was and will be no impact to the General Fund for the 2007-08 fiscal year. The State Attorney General is working in tandem with the other states’ Attorney Generals, under the terms of the MSA, to compel the PMs to pay given that the state has been diligently enforcing the statutes as required in the MSA.

          Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

          •            Flood Litigation Settlement. In 2006, the state settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement, in the amount of $428 million, provided for the state to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as a “debt” of the state for any legal or constitutional purposes.

          •            Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay priority payments. “Priority payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state; (iii) provide reimbursement from the General

Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds, state MediCal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with state warrants that can be cashed immediately. The state plans to issue $7.0 billion of RANs in November 2007 in order to maintain adequate reserves to manage the state’s cash flow requirements during fiscal year 2007-08.

          •            Between November 2006 and August 2007, voters and the Legislature authorized more than $50 billion of new general obligation bonds and lease revenue bonds, increasing the amount of General Fund supported debt authorized and unissued to almost $75 billion as of September 1, 2007. In order to address the program needs for these new authorizations, along with those which existed before 2006, the state expects the volume of issuance of both of these categories of bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. Based on existing Legislative appropriations and current projections of program needs, the Department of Finance has estimated that annual new money issuance for these obligations in the five fiscal years from 2007-08 to 2011-12 – primarily as general obligation bonds – will total approximately $10 billion, $12 billion, $16 billion, $12 billion, and $8 billion, respectively. In addition, if the voters or the Legislature approve additional new bond authorizations in 2008 and beyond, the amount of bonds issued may be higher than these estimates.

          Based on the current Department of Finance projections of bond issuance, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds would peak at about $98 billion by the middle of the next decade, compared to the current total outstanding amount of approximately $73 billion. The annual debt service costs on this amount of debt would peak at around $8.4 billion, compared to about $4.7 billion budgeted for fiscal year 2007-08. (These estimates do not include economic recovery bonds, described above, nor do they take into account potential benefits from future refunding opportunities.) The actual amounts and timing of future issuance of general obligation and lease revenue obligations will depend on a variety of factors, including the timing of funding needs for the various programs for which such obligations are to be issued, interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds approved. The Governor has proposed substantial additional general obligation bond programs.

          Since the enactment of the 2007 Budget Act, the Administration has projected that the total budgetary reserve will be about $4.069 billion at June 30, 2008. However, subsequent developments could reduce that amount. A number of elements of the 2007 Budget Act may not occur in the amounts or in the time anticipated.

          The Administration has also stated that, although the 2007 Budget Act (absent subsequent developments discussed herein) was in an operating balance, current economic projections estimate a deficit of about $24.3 billion for 2008-09 absent further corrective actions.

          Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings (described in the State’s recent financial statements) that, if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund. The following summarizes several significant legal proceedings to which the State is a party:

          •            Matter Seeking Recalculation of Minimum School Funding Guarantee. On August 8, 2005, the California Teachers Association filed a law suit alleging that the California Constitution’s minimum school funding guarantee was not followed for the 2004-2005 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

          •           Matter Seeking Validation of Pension Obligation Bonds. Although the Legislature had authorized the Pension Obligation Bond Committee (“Committee”) to issue bonds to fund all or a portion of the State’s pension obligation in any two fiscal years, the Sacramento County Superior Court ruled on November 15, 2005 that the bonds were not valid under the State’s debt limit. On July 3, 2007, the Court of Appeal for the Third Appellate District ruled that the Legislature’s authorization to issue bonds to pay a portion of the state’s pension obligation is invalid. The state is not planning to appeal the decision. The 2007 Budget Act did not include pension obligation bonds.

          •           Prison Healthcare Reform. Plaintiffs in this class action regarding all prison medical care in California alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled in 2002, but the federal court retained jurisdiction to enforce the terms of a stipulated judgment. The district court appointed a Receiver, who took office in April 2006, to run and operate the approximately $1.3 billion adult health care delivery system (excluding mental health and dental care) of the California Department of Corrections and Rehabilitation, affecting approximately 32 prisons throughout the State (excluding Pelican Bay Prison). At this time it is unknown what financial impact such an unprecedented decision would have on the General Fund.

          •           Actions Seeking to Enjoin Implementation of or Cause Amendment to Certain Tribal Gaming Compacts. Amendments to tribal gaming compacts between the State and five Indian tribes are being challenged in at least two pending cases. An unfavorable decision to the State in any of the cases could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds.

          •           Matter Seeking Validation of Pension Obligation Bonds. Although the Legislature had authorized the Pension Obligation Bond Committee (“Committee”) to issue bonds to fund all or a portion of the State’s pension obligation in any two fiscal years, the Sacramento County Superior Court ruled on November 15, 2005 that the bonds were not valid under the State’s debt limit. The Committee has appealed. The State will not be able to issue pension obligation bonds until this matter is resolved.

          •           Prison Healthcare Reform. Plaintiffs in this class action regarding all prison medical care in California alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled in 2002, but the federal court retained jurisdiction to enforce the terms of a stipulated judgment. The district court appointed a Receiver, who took office in April 2006, to run and operate the approximately $1.3 billion adult health care delivery system (excluding mental health and dental care) of the California Department of Corrections and Rehabilitation, affecting approximately 32 prisons throughout the State (excluding Pelican Bay Prison). At this time it is unknown what financial impact such an unprecedented decision would have on the General Fund.

          •           Action Challenging Quality Assurance Fee. Plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of federal Medicaid law, the federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State’s receipt of federal funds. At this time it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Special Considerations Regarding Massachusetts

          Summary. The information summarized below describes some of the more significant factors that could affect the Market Vectors—Massachusetts Municipal Index ETF or the ability of the obligors to pay debt service. The sources of such information are the official statements of the Commonwealth of Massachusetts (the “Commonwealth”), as well as other publicly available documents and statements of public information contained in such statements and documents. The Adviser is not aware of facts which would render such information taken as a whole inaccurate in any material respect.

          Fiscal Matters. The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with U.S. generally accepted accounting principles (“GAAP”), as defined by the Governmental Accounting Standards Board (“GASB”). The General Fund and those special revenue funds which are appropriated in the annual state budget receive most of the non bond and non federal grant revenues of the Commonwealth. These funds are referred to herein as the “budgeted operating funds” of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

          The Commonwealth’s budgeted operating funds for fiscal 2004, 2005, 2006 and 2007 showed an excess (deficiency) of revenues and other sources over expenditures and other uses of $1.140 billion, $594 million, $721 million and $(307.1) million and positive fund balances of $1.893 billion, $2.487 billion, $3.208 billion and $2.901 billion, respectively. Over the same period, budgeted expenditures and other uses were approximately $22.848 billion, $23.779 billion, $25.585 billion and $28.923 billion, respectively.

          The Commonwealth’s fiscal 2008 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured. The Executive Office of Administration and Finance estimates fiscal 2008 budgeted expenditures and other uses will total approximately $31.821 billion, and budgeted revenues and other sources will total approximately $30.713 billion.

          Massachusetts State Taxes. The major components of state taxes are the income tax, the sales and use tax, and the corporations and other business and excise taxes.

          Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12% and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and the Commonwealth and its political subdivisions is exempt from taxation.

          On April 6, 2004, the Supreme Judicial Court held that the effective date of an act amending the capital gains tax statute violates amendment article 44 of the Massachusetts Constitution. Legislation adopted on December 8, 2005 delays the effective date of the 2002 capital gains tax rate increase in a manner that complies with the Supreme Judicial Court decision. Pursuant to the legislation, the rate increase will now be effective for tax years beginning on or after January 1, 2003. As a result of the legislation, certain taxpayers with capital gains transactions in the portion of the 2002 tax year after April 30, 2002 may be entitled to refunds. The Department of Revenue has estimated that the amount of such refunds will be approximately $60.5 million in each year from fiscal 2007 through 2009.

          Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

          Beginning January 1, 1998, sales tax receipts from establishments that first opened on or after July 1, 1997, which are located near the building site of the Boston Convention and Exhibition Center, and sales tax receipts from new hotels in Boston and Cambridge that first opened on or after July 1, 1997, are required to be credited to the Boston Convention and Exhibition Center Fund.

          Beginning July 1, 2000, pursuant to “forward funding” legislation contained in the fiscal 2000 budget, a portion of the Commonwealth’s receipts from the sales tax, generally the amount raised by a 1% sales tax, not including meals taxes, with an inflation-adjusted floor, is dedicated to the Massachusetts Bay Transportation Authority under a trust fund.

          Beginning July 1, 2004, pursuant to legislation adopted in June 2004, a portion of the Commonwealth’s receipts from the sales tax, totaling $395.7 million in fiscal 2005 and specified percentages in each fiscal year thereafter, increasing in fiscal 2010 and thereafter to one percent of the Commonwealth’s sales tax, subject to certain exclusions and minimums, is dedicated to the Massachusetts School Building Authority to fund school building assistance.

          Limitations on Tax Revenues. Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth.” Tax revenues in fiscal 2003 through 2007 were lower than the “allowable state tax revenue limit” set by Chapter 62F and are expected to be lower than the allowable limit in fiscal 2008.

          Chapter 62F was amended by the fiscal 2003 budget and the fiscal 2004 budget to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a temporary holding account to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year will be held in the temporary holding account pending disposition by the Comptroller. The Comptroller is required to first use any funds in the temporary holding account to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal 2004 budget required that at the end of each fiscal year, the Comptroller must transfer remaining excess revenue from the holding account back to the General Fund for inclusion in consolidated net surplus.

          In fiscal 2006, cumulative net state tax revenues used to calculate the Commonwealth’s state tax revenue growth limit, as established in Chapter 62F, were $18.592 billion, exceeding the “permissible tax revenue” limit of $18.540 billion by $52.2 million. The excess amount was transferred to the Commonwealth’s Temporary Holding Fund and subsequently transferred to the Stabilization Fund pursuant to Chapter 62F.

          As of December 31, 2007, actual state tax revenue has not exceeded the “permissible state tax revenue” limit set by Chapter 62F.

          Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein and (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 2007, the aggregate property tax levy grew from $3.347 billion to $10.489 billion, a compound annual growth rate of 4.44%.

          Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service or exclusion of capital expenditures) that permit communities to exceed the limits of Proposition 2 1/2.

          Local Aid; Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“Local Aid”) to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and nonappropriated funds. In fiscal 2008, approximately 17.5% of the Commonwealth’s projected budget is allocated to direct local aid.

          As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2008, the Commonwealth will provide a total of $3.726 billion through the program. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Several specific programs are also funded through direct Local Aid, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents. Until fiscal 2005, the state’s share of school building construction costs was also included in direct Local Aid. The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use.

          In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for Massachusetts Bay Transportation Authority assistance and debt service, pensions for teachers, funding for road construction and the costs of courts and district attorneys that formerly had been paid by the counties.

Commonwealth Expenditures

          Budgeted Expenditures. Fiscal 2004 budgeted expenditures were $22.848 billion. Fiscal 2005 expenditures were $23.779 billion. Fiscal 2006 budgeted expenditures were $25.584 billion. Fiscal 2007 budgeted expenditures were $28.923 billion.

          In addition to spending in the budgeted operating funds, the Commonwealth had significant “off budget” expenditures in fiscal year 2007 of dedicated sales taxes transferred to the Massachusetts Bay Transportation Authority and the Massachusetts School Building Authority, in the amounts of $734 million and $557.4 million, respectively, and $359.4 million of off-budget expenditures in the Medicaid program.

          Commonwealth Pension Obligations. Almost all non-federal public employees in Massachusetts participate in defined benefit pension plans administered pursuant to state law by 106 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost-of-living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and teachers’ retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

          Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule (discussed below) assumes that annual increases of 3% will be approved. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States Consumer Price Index is less than 3%.

          Employee Contributions. The state employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation – 5% for those hired before January 1, 1975, 7% for those hired from January 1, 1975 through December 31, 1983, 8% for those hired from January 1, 1984 through June 30, 1996, and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired on or after January 1, 1979. Employee contributions are 12% of compensation for members of the state police hired on or after January 1, 1996. Legislation enacted in fiscal 2000 establishing an alternative superannuation retirement benefit program for members of the teachers’ retirement system and teachers of the State-Boston retirement system mandates that active members who opt for the alternative program and all teachers hired on or after July 1, 2001 contribute 11% of regular compensation. Members who elect to participate are required to make a minimum of five years of retirement contributions at the 11% rate. Approximately 45,000 active teachers joined the enhanced benefit program and will retire under the terms of the program over the next 30 years.

          Unfunded Actuarial Accrued Liability. The retirement systems were originally established as “pay-as-you go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978, the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Prior to the establishment of the pension funding program described below, the Commonwealth appropriated approximately $680 million to the pension reserves during the mid-1980’s, in addition to the pay-as-you-go pension costs during those years. Comprehensive pension funding legislation was approved in January 1988 to require the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability. Under current law, such unfunded liability is required to be amortized to zero by June 30, 2023.

          The Secretary of Administration and Finance is required by law to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2023, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. Funding schedules are to be filed with the Legislature triennially by January 15 and are subject to legislative approval. If a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule at a level at least equal to the prior year’s payments.

          The current funding schedule approved for fiscal 2005, is based upon a January 1, 2004 actuarial valuation. The assumptions underlying the new funding schedule retain the 2023 date for fully amortizing the unfunded liability and utilize an amortization growth rate of 4.5% per year. The schedule is as follows:

Funding Schedule for Pension Obligations (in thousands)

Fiscal Year	Payments	Fiscal Year	Payments

2005	$1,216,936	2015	$1,936,059
2006	1,274,675	2016	2,028,266
2007	1,335,176	2017	2,124,903
2008	1,398,573	2018	2,226,183
2009	1,465,004	2019	2,332,332
2010	1,534,617	2020	2,443,587
2011	1,607,565	2021	2,560,194
2012	1,684,010	2022	2,682,414
2013	1,764,121	2023	2,810,519
2014	1,848,075

          It is expected that the next funding schedule will be submitted in January 2008 for use in connection with the fiscal 2009 budget.

          Valuation of Pension Obligation. On August 24, 2007, the Public Employee Retirement Administration Commission (PERAC) released its actuarial valuation of the total pension obligation as of January 1, 2007. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $13.349 billion, including approximately $3.226 billion for the State Employees’ Retirement System, $8.5 billion for the Massachusetts Teachers’ Retirement System, $1.221 billion for Boston Teachers and $402.0 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2007 to be approximately $53.761 billion (comprised of $21.671 billion for state employees, $29.321 billion for state teachers, $2.368 billion for Boston Teachers and $402.0 million for cost-of-living increases). Total assets were valued at approximately $40.412 billion based on a five-year average valuation method, which equaled 90.0% of the January 1, 2007 total asset market value. The valuation method was the same as the method used in the 2006 valuation, except that the actuarial value of assets was determined so as not to be less than 90% or greater than 110% of market value. In prior valuations, the asset corridor was 85% to 115% of the market value.

          Commonwealth Post Employment Obligations Other Than Pensions. New accounting standards will require the Commonwealth to begin disclosing its liability for other post employment benefits (commonly referred to as “OPEB”) in its fiscal 2008 financial reports. An initial valuation report by an independent actuarial firm of the Commonwealth’s liability for these health care and life insurance benefits was released in June 2006. The report presented two separate calculations of the Commonwealth’s OPEB liability, depending on whether the liability would be prefunded in a manner meeting the requirements of GASB Statement No. 45.

          According to the June 2006 report, assuming no pre-funding, the actuarial accrued liability of the Commonwealth for OPEB obligations earned through January 1, 2006 is $13.287 billion. If pre-funding is assumed, the actuarial accrued liability is reduced to $7.562 billion. This difference is solely attributable to the standards requirement that a lower discount rate must be used without pre-funding. Under pre-funding, the annual required contribution was calculated in June, 2006 to commence at $702.9 million for fiscal 2006 and projected to increase to $1.205 billion for fiscal 2016. The independent actuarial firm updated these projections on January 24, 2007 for the purpose of providing estimates for the Governor’s fiscal 2008 budget recommendations. If pre-funding is assumed, the annual required contribution was calculated to be $763.1 million in fiscal 2008, increasing to $1.223 billion in fiscal 2016.

          Should the Commonwealth not fully fund the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution will be reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability will increase or decrease each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability will be reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors. The January 24, 2007 update reported that if no pre-funding is assumed, the Commonwealth will be required to record a projected $1.203 billion expense in fiscal 2008, increasing to $2.818 billion in fiscal 2016.

          In making these calculations, the independent actuarial firm utilized employment and other data provided by the Commonwealth and assumed annual claims growth initially at 10.5% and declining to 5% after ten years and continuation of current benefit levels and current retiree contribution requirements.

          The independent actuarial report covered only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the Group Insurance Commission, will perform their own valuations, as the Commonwealth acts only as an agent for these entities with respect to OPEB and does not assume the risk or financial burden of their health care costs.

          The difference between the value of pre-funded and non-pre-funded OPEB liabilities is due to the discount rate used in the calculation. In the absence of pre-funding, the discount rate must approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term, estimated at 4.5% for the purpose of this study. In the event of pre-funding, the discount rate would increase to a standard return on long-term investments, estimated at 8.25% for the purpose of this study. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth would have to enact legislation providing for the escrowing of annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).

Commonwealth Long-Term Liabilities

          Commonwealth Debt. The Commonwealth is authorized to issue three types of debt directly: general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

          Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

          As of January 2, 2008, the amount of Commonwealth debt and debt related to general obligation contract assistance liabilities was $19.298 billion, consisting of approximately $16.423 billion of general obligation debt, $1.273 billion of special obligation debt, and $1.602 billion of federal grant anticipation notes. In addition to the long-term liabilities described above, the Commonwealth also has contingent liabilities for certain bonds and notes of the Massachusetts Bay Transportation Authority, 15 regional transit authorities, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority and two higher education building authorities.

Commonwealth Capital Spending

          Capital Investment Plan. The Executive Office for Administration and Finance develops and manages a multi-year capital investment plan. This plan coordinates capital expenditures by state agencies and authorities that are funded by the Commonwealth’s debt obligations, operating revenues, third-party payments and federal reimbursements. The Executive Office for Administration and Finance sets an annual administrative limit on certain types of capital expenditures by state agencies. This annual administrative limit was $1.5 billion in fiscal 2008. In addition to capital expenditures subject to the annual administrative limit, the Commonwealth has also invested significant monies to fund the construction of the Central Artery/Ted Williams Tunnel Project (the “CA/T Project”), the Boston and Springfield convention centers and other projects.

          Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth’s capital program in recent years has been the CA/T Project, a major construction project that is part of the completion of the federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the “Central Artery”), formerly an elevated highway, and the construction of a new tunnel under Boston harbor (the “Ted Williams Tunnel”) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to

Logan International Airport and points north. The CA/T Project is administered by the Massachusetts Turnpike Authority (“Turnpike Authority”).

          The CA/T project was substantially completed in January 2006, with all major ramps, roadway and streets open for public use and most major contracts in the closeout phase. The major components of the work remaining for final completion of the CA/T project include reconstruction of the downtown surface street system, completion of the traffic management system and construction of certain parks. Remaining work is expected to be completed by 2008, except for one park and certain other project elements, which are expected to be completed in 2010.

          On May 23, 2007 the Massachusetts Turnpike Authority filed a finance plan update with the Federal Highway Administration. The May, 2007 finance plan update included an updated cost estimate of $14.798 billion, exclusive of certain cost recoveries, insurance payments and credits received or to be received thereafter. This increased cost estimate reflected changes in scope and the cost of delay in completion of the project, including delays and increased costs attributable to redeployment of CA/T project staff and contractors to address the remediation of the July, 2006 incident described below.

          Based on the updated cost estimate and certain other cash flow adjustments reflected in the May, 2007 updated finance plan, $210 million of additional funding was needed for the project. Pursuant to an agreement between the Commonwealth and the Turnpike Authority, the Commonwealth agreed to cover the $210 million funding shortfall from the following two sources: (a) at least $140 million projected to be available in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund (TIF) through June 30, 2009; and (b) up to $70 million of Commonwealth bond proceeds. This commitment by the Commonwealth to cover the funding shortfall is subject to the following conditions: (i) the Turnpike Authority must cover any future shortfalls in Turnpike Authority funding to complete the project and any costs in excess of $14.798 billion; (ii) all cost recoveries, insurance proceeds and, until the amounts advanced to the project by the Commonwealth described in (a) and (b) above are recovered, proceeds of the sale of certain real property of the Turnpike Authority related to the project that are received by the Turnpike Authority or the Commonwealth shall be deposited into the TIF to pay project costs in lieu of the additional amounts committed by the Commonwealth or to reimburse the Commonwealth for project costs already paid; (iii) to the extent that, by June 30, 2010, the amounts described in clause (ii) above received by or paid to the Commonwealth have aggregated less than the portion of the $210 million funding shortfall paid from Commonwealth bonds, the Turnpike Authority will pay the difference to the Commonwealth by not later than January 1, 2011; and (iv) to the extent legally and practically feasible, the Turnpike Authority must comply with new reporting and accounting requirements to improve the transparency of project financing matters to the Commonwealth.

          The revised project cost estimates reflected in the May, 2007 updated finance plan were based on assumptions concerning the resolution of claims, liquidated damages and back charges to the Turnpike Authority that the Turnpike Authority believed to be reasonable. The actual resolution of such amounts could vary from those assumptions. The order of magnitude of the additional exposure related to such claims, liquidated damages and back charges was estimated to be $160 million as of May, 2007.

          The federal government has not yet approved the May, 2007 updated finance plan for the project. In connection with its review of the May, 2007 updated finance plan, the federal government has raised a number of questions that the Turnpike Authority and the Commonwealth have been working to address. The May, 2007 updated finance plan included certain assumptions as to the timing of the availability of surplus funds in the ownercontrolled insurance program (OCIP) trust to pay costs of the project, which assumptions were questioned by the federal government. Since the May, 2007 submission, the Turnpike Authority has obtained written approval from the OCIP trust insurer, AIG, for the withdrawal of approximately $43 million in OCIP trust funds to meet project cash flow needs.

          The Turnpike Authority expects to file an updated finance plan with the federal government to reflect the impact of AIG’s recent commitment to release excess funds from the OCIP trust on the project cash flow and to formally address all of the other issues raised by the federal government with respect to the May, 2007 finance plan update. The Commonwealth and the Turnpike Authority expect the updated finance plan will satisfy the requirements for federal approval and will result in the release of the withheld federal funds for the project.

          On January 23, 2008, the United States Attorney General and the Massachusetts Attorney General entered into a global resolution of criminal and civil claims with the joint venture of Bechtel/Parsons Brinckerhoff, Bechtel Infrastructure Corp. and PB Americas, Inc., f/k/a Parsons Brinckerhoff Quade and Douglas, Inc. (“Bechtel/Parsons Brinckerhoff”), the management consultant to the CA/T project. Bechtel/Parsons Brinckerhoff agreed to pay over $407 million to resolve its criminal and civil liabilities in connection with the collapse of part of the I-90 Connector Tunnel ceiling (described below) and defects in the slurry walls of the Tip O’Neill Tunnel. In addition, 24 section design consultants, other contractors who worked on various parts of the project, agreed to pay an additional $51 million to resolve certain cost-recovery issues associated with the design of the CA/T project. In total, the United States and the Commonwealth will recover $458 million, including interest. The Commonwealth has received $404.2 million to date. This settlement does not release the defendants from future catastrophic events having an aggregate cost of greater than $50 million, but the liability of Bechtel/Parsons Brinckerhoff for such a future catastrophic event is capped at $100 million.

          The settlement agreement and recently passed legislation require that the settlement amounts and certain other cost recovery amounts be deposited in a trust fund and dedicated to non-routine maintenance of the CA/T project and reimbursement of certain costs incurred by the Commonwealth and the Turnpike Authority to repair components of the project. All other cost recoveries, insurance proceeds and certain real estate proceeds will be deposited in the TIF for purposes of paying costs of the CA/T project or reimbursing the Commonwealth for payment of such costs. Of the $404.2 million received to date, $17 million has been deposited in the TIF. The Turnpike Authority and the Commonwealth are currently negotiating an amendment to the May, 2007 agreement described above to reflect, among other things, these recent developments with respect to cost recoveries and the application of such cost recoveries.

          On July 10, 2006, concrete ceiling panels in the eastbound portal of the I-90 Seaport Access Tunnel (Seaport Tunnel) that leads to the Ted Williams Tunnel came loose and fell on a traveling automobile and the roadway, causing bodily injury and the death of the passenger in the automobile, and extensive property damage to the Seaport Tunnel (the “Accident”). On July 10, 2007, the National Transportation Safety Board released its findings pertaining to the Accident. The Board’s assessment was that the proximate cause of the failure was the use of a fast-setting epoxy anchoring system which was susceptible to “creep,” i.e., the tendency for slippage or elongation with the application of sustained tensile loads. Repairs and other work related to the Accident and included in the May, 2007 finance plan update are estimated to cost $54 million. These costs are currently being borne by the Commonwealth. The Commonwealth and the Turnpike Authority anticipate that all such costs, and certain other project costs incurred by the Commonwealth and the Turnpike Authority, are eligible for reimbursement from the settlement amounts deposited in the CA/T trust fund described above.

          Following the Accident and pursuant to a new state law enacted in response to the Accident, the Executive Office of Transportation and Public Works assumed oversight and responsibility for the inspection and remediation of the Seaport Tunnel. In addition, the Commonwealth instituted a comprehensive safety audit of all tunnels that are part of the Metropolitan Highway System, including the tunnels that are part of the CA/T project (the so-called “stem-to-stern” review). The Legislature appropriated $20 million to fund the audit. Phase I of the safety audit addressed the most safety-critical elements of the CA/T project, including the tunnel components, as well as ceiling systems of the Sumner, Callahan and Central Artery North Area tunnels. Phase IA of the safety review responded to comments and Phase I recommendations and developed a scope and work plan for Phase II. Phase II of the safety review includes follow-up services related to the findings of Phase I and review of structural and life safety systems in other elements of the Metropolitan Highway System. As a result of the Phase I review, the epoxy anchors securing the ceiling panels in the Seaport Tunnel were replaced, and the tunnel was subsequently reopened. The Phase I review of the Ted Williams Tunnel ceiling panel anchors showed some evidence of distress and/or pull-out. Repairs were made at those locations that concerned inspectors and further study was conducted during Phase IA. Phases I and IA of the safety review have been completed. Phase II is expected to be completed in June, 2008. The Phase I report noted that the Authority has been responsive to the “stem-to-stern” recommendations. An implementation plan has been developed based on coordination between the Authority and the stem-to-stern team. The Phase I review concluded that “[o]verall, structural systems were conservatively designed and fundamentally robust, but not without some areas of concern. Phase I identified immediate and near-term concerns mainly related to falling hazards from unsound concrete, loose tunnel fixtures, and damaged metal poles, as well as loose anchorages of precast curtain walls at abutments. All immediate and near-term concerns have been addressed.”

          In late August and early September 2006, the Securities and Exchange Commission (SEC) sent letters to certain departments and instrumentalities of the Commonwealth requesting voluntary provision of documents and information regarding safety reviews of the CA/T project during the period January 1, 2004 to the present and related disclosures. On January 8, 2008, the SEC notified the Commonwealth that the SEC did not intend to pursue any enforcement action, thus closing the inquiry.

          Recent Developments. As of June 3, 2008, approximately $249.8 million in supplemental appropriations have been approved in fiscal 2008, with another $113.3 million pending in the Legislature. Based on historical trends and fiscal 2008 spending to date, the Executive Office for Administration and Finance is currently anticipating approximately $206.5 million in reversions in fiscal 2008 ($45.4 million of which are anticipated to be carried forward into fiscal 2009) and approximately $146.6 million in deficiencies.

          On May 23, 2008, the Governor filed legislation requesting new supplemental appropriations totaling $113.3 million, including $36 million for MassHealth caseload, payment rate and utilization increases that cannot be absorbed through savings in other areas within the MassHealth program, $29.4 million for the Group Insurance Commission to address increased costs for state employee health created by unanticipated utilization, $14.9 million for County Corrections to address deficiencies in the offices of six County Sheriffs, $10 million for increased caseloads at the Department of Social Services (DSS) and the Department of Transitional Assistance (DTA) and $2.4 million for the Department of State Police to address a cruiser fuel deficiency and overtime pay obligations.

          On May 30, 2008, the Governor approved $84.3 million in supplemental appropriations, including $25.5 million to address the increasing welfare caseloads at the Department of Transitional Assistance and Department of Early Education and Care, $17.7 million for the Committee for Public Counsel Services, $10.3 million for incurred snow and ice removal costs at the Massachusetts Highway Department and the Department of Conservation and Recreation and $10.1 million for County Corrections. The supplemental bill also authorizes the transfer of an additional $187.3 million to the Commonwealth Care Trust Fund, of which $153.1 million would be for the Commonwealth Care Program and $15.7 million would be for the Health Safety Net Trust Fund. The bill also authorizes the transfer of $11.5 million to the State Retiree Benefits Trust Fund to support utilization of health care and other non-pension benefits for retired members of the system. The Commonwealth anticipates it will receive an additional $92.3 million in federal reimbursement due to the increased spending.

          Tax revenue collections for the first eleven months of fiscal 2008, ended May 31, 2008, totaled $18.617 billion, an increase of $1.174 billion, or 7.2%, over the same period in fiscal 2007. The year-to-date tax revenue increase of $1.174 billion (through May, 2008) over the same period in the prior year is attributable in large part to an increase of approximately $435.7 million, or 5.5%, in withholding collections, an increase of approximately $340.6 million, or 20.9%, in income tax estimated payments, an increase of approximately $316.8 million, or 16.5%, in income tax payments with returns and extensions, an increase of approximately $24 million, or 0.6%, in sales and use tax collections, and an increase of $91.3 million, or 4.7%, in corporate and business tax collections, which are partially offset by changes in other revenues (net of refunds). The year-to-date fiscal year 2008 collections (through May) were $632 million above the benchmark estimate for the corresponding period, which was based on the fiscal 2008 consensus tax estimate of $20.225 billion adjusted for subsequent tax law changes. Of this above-benchmark performance in revenues, $218 million was mainly due to large one-time payments of corporate and business taxes received in February and March.

          Other Factors. Many factors affect the financial condition of the Commonwealth, including many social, environmental, and economic conditions, which are beyond the control of the Commonwealth.

Special Considerations Regarding New Jersey

          New Jersey Economic Information and Trends. New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

          New Jersey’s economy continued to expand during in 2007, but at a slower pace compared to the steady economic recovery in 2006. New Jersey’s payroll employment increased at an average rate of 0.6% in 2007 after growing at rates of 0.9% in 2006 and 1.0% in 2005. The monthly unemployment rate for New Jersey in December

2007 was 4.5% and remains below the national unemployment rate. According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated December 21, 2007, the preliminary growth rate for New Jersey’s personal income of 6.4% for the third quarter of 2007 was above the revised 5.1% rate for the second quarter 2007. However, given the general economic slow down in the national economy, the average annual growth in personal income for New Jersey is expected to show growth of less than 5.0% in 2008. The rate of inflation in New Jersey is expected to remain under control; however, higher energy prices are a concern. Low interest rate have supported spending on housing and other consumer durables in New Jersey. New Jersey’s economy is expected to follow the national trend in 2008. New Jersey and the nation are expected to continue to experience moderating near term economic growth in 2008. The latest New Jersey economic forecasts from Global Insight, Moody’s Economy.com, and Rutgers University expect continued economic growth at a moderate pace, while also indicating that economic growth may slow down due to the subprime mortgage crisis and a slowing housing sector. New Jersey and the nation may experience further near-term slow growth, and the expected pace of economic expansion may stall further if consumers, investors, and businesses become more concerned about geopolitical tensions, energy prices, the subprime mortgages crises and other financial market turmoil. To a large extent, the future direction of economic expansion nationally and in New Jersey hinges on the assumptions regarding economic recession, stable energy prices and financial markets. With the passage of the federal economic stimulus package along with supportive monetary and fiscal policies, the long run prospects for economic growth of New Jersey are expected to remain stable in 2008 and beyond.

New Jersey’s Budget and Appropriation System – Current Operating Expenses.

          The General Fund. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The New Jersey Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2005 was $461.7 million, for fiscal year 2006 was $1,216.7 million and for fiscal year 2007 was $1,410.4. For fiscal year 2008 and 2009, the balance in the undesignated General Fund is estimated to be $951.1 and $118.7 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

          Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $2,500,000,000 of such notes for fiscal 2008. New Jersey has issued notes in the amount of $2,000,000,000 on September 13, 2007. The notes shall be payable on June 24, 2008. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

New Jersey Capital Project Financings

          General Obligation Bonds. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain New Jersey tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2007 was $2,832,059,928. The appropriation for the debt service obligation on outstanding projected indebtedness is $405.9 million for fiscal 2009.

          Pay-As-You-Go. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal 2008, the amount appropriated for this purpose is $1,280.6 million. The recommended appropriation for such purpose for fiscal year 2009 as contained in the Governor’s Fiscal Year 2009 Budget Message is $1,196.0.

Other Long Term Debt Obligations of New Jersey

          “Moral Obligation” Bonds. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet the payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as “moral obligation” bonds. Those New Jersey authorities and instrumentalities that issue bonds that constitute a “moral obligation” of New Jersey include: (i) New Jersey Housing and Mortgage Finance Agency; (ii) South Jersey Port Corporation; and (iii) New Jersey Higher Education Student Assistance Authority. There is no statutory limitation on the amount of “moral obligation” bonds which may be issued by eligible New Jersey entities. As of June 30, 2007, outstanding “moral obligation” bonded indebtedness issued by New Jersey entities total $1,764,685,000 and fiscal 2008 debt service subject to “moral obligation” is $82,212,057.

          Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the “Agreements” and each an “Agreement”) with several governmental authorities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey’s obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below (“swap agreements”) entered into with respect to such financings. Under such swap agreements, the issuer is required to pay a fixed rate to the swap counterparty and the swap counterparty is required to pay the issuer a variable rate in accordance with the swap agreement. If the swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer’s related obligation, the issuer must pay such deficiency. New Jersey’s obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

          New Jersey Economic Development Authority. The New Jersey Economic Development Authority (“NJEDA”) issues bonds secured by Agreements pursuant to, among others, the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey, subject to appropriation by the New Jersey Legislature); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey’s retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $6 billion for the “Abbott” districts, $2.5 billion for all other districts and $100 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey’s share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Motor Vehicle Security and Customer Service Act, the NJEDA is authorized to issue bonds to pay the costs of capital improvements for the New Jersey Motor Vehicle Commission facilities (authorized in an amount not exceeding $160 million); (vi) pursuant to the Municipal Rehabilitation and Economic Recovery Act the NJEDA is authorized to issue bond for the purpose of making loans and grants to sustain economic activity in qualified municipalities; (vii) pursuant to the Business Employment Incentive Program Act, the NJEDA is authorized to issue bonds to provide funds for the payment of, among other things, certain business employment incentive grants in consideration of the attainment of certain employment promotion targets; (viii) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA); and (ix) pursuant to the Cigarette Tax Securitization Act of 2004, the NJEDA is authorized to issue bonds payable, and secured by, a portion, $0.0325 per cigarette, of the cigarette tax imposed pursuant to N.J.S.A. 54:40A-1 et seq.

          New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority (“NJEFA”) issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey’s public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey’s institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance and refinance eligible educational facilities; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities; and (vii) loans to public and private institutions of higher education and public and private secondary schools, military schools and boarding schools located within New Jersey to install automatic fire suppression systems.

          New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the “NJTTFA”) for the purpose of funding a portion of New Jersey’s share of the cost of improvements to its transportation system. The principal amount of the NJTTFA’s bonds, notes or other obligations which may be issued in any fiscal year commencing with the fiscal year commencing July 1, 2006 and ending with the fiscal year beginning July 1, 2010, generally may not exceed $1,600,000,000 in any fiscal year, as such amount shall be reduced in each of those fiscal years by the amount by which the appropriation of New Jersey funds to the Transportation Trust Fund Account for that fiscal year shall exceed $895,000,000; provided, however, that if a portion of that permitted amount of debt, less any reduction as provided above, is not incurred in a fiscal year, an amount not greater than the unused portion may be incurred in a subsequent fiscal year in addition to the amount otherwise permitted, subject to the approval of the Joint Budget Oversight Committee of the New Jersey Legislature. The obligations issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation, subject to appropriation by the New Jersey Legislature.

          New Jersey Building Authority. The New Jersey Building Authority (“NJBA”) issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings, and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds, subject to appropriation by the New Jersey Legislature.

          New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the “NJSEA”) to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds, subject to appropriation by the New Jersey Legislature.

          Garden State Preservation Trust. In July 1999, New Jersey established the Garden State Preservation Trust (“GSPT”) for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1.15 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer, subject to appropriation by the New Jersey Legislature.

          New Jersey Health Care Facilities Financing Authority. Pursuant to Legislation, the New Jersey Health Care Facilities Financing Authority (“NJHCFFA”) is authorized to acquire, construct and lease a project to the New Jersey Department of Human Services (“DHS”) and to issue bonds to finance each project, the debt service on which shall be paid by DHS, subject to appropriation by the New Jersey Legislature. Under the Hospital Asset Transformation Program, NJHCFFA is authorized to issue bonds to provide funds to any nonprofit health care organization in order to, among other things, satisfy the outstanding indebtedness of a hospital, pay the costs of transitioning or terminating the provision of hospital acute care services at a specific location, including the costs of construction, renovation, equipment, information technology and working capital, and pay the costs associated with the closure or acquisition of a general hospital. Such bonds are special obligations of NJHCFFA payable from amounts paid to it under a contract between HCFFA and the New Jersey Treasurer, subject to appropriation by the New Jersey Legislature.

          Each of the NJEDA, the NJBA, the NJSEA and the NJTTFA have entered into a number of swap agreements with respect to certain bond issues. In each case, the outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. The State’s obligation to make payments under the swap agreements is subject to appropriation by the New Jersey Legislature.

          New Jersey Certificates of Participation. New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement, subject to appropriation by the New Jersey legislature.

          New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws. The NJEFA is also authorized to issue its obligations to finance county college capital facilities which are secured in whole or in part by an agreement with the New Jersey Treasurer, subject to appropriation by the New Jersey Legislature.

          Department of Human Services Programs. The NJEDA issues revenue bonds from time to time on behalf of non-profit community services providers. The payment of debt service on these bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between DHS and these providers, subject to appropriation by the New Jersey legislature.

          Conduit Indebtedness of New Jersey Authorities and Instrumentalities. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

Counties and Municipalities

          Regulation of County and Municipal Finance. New Jersey’s county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the “Division”) in the New Jersey Department of Community Affairs.

          The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the “Local Budget Law”) imposes specific budgetary procedures upon counties and municipalities (“local units”). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the “Director”). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

          The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the “Cap Law”) limits the year-to-year increase of the total appropriations of any local unit to either 2.5% or a cost-of-living adjustment determined annually by the Director, whichever is less. However, where the cost-of-living adjustment is less than 2.5%, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 3.5%. Regardless of the rate utilized, certain exceptions exist to the Cap Law’s limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year’s cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

          Additionally, new legislation constituting P.L. 2007, c.62, effective April 3, 2007, imposed a 4% cap on the tax levy of a municipality, county, fire district or solid waste collection district, with certain exceptions and subject to a number of adjustments. The exclusions from the limit include increases required to be raised for debt service on the local unit’s bonds and notes, increases to replace certain lost state aid, increases in certain pension contributions, increases in the reserve for uncollected taxes required for municipalities, and certain increases in health care costs over 4%. The Division may approve waivers for certain extraordinary costs identified by statute, and voters may approve increases over 4% not otherwise permitted by a vote of 60% of the voters voting on a public question.

          Regulation of the Issuance of Bonds by Counties and Municipalities. New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then, with certain exceptions, only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt (“statutory deduction”) from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

School Districts

          Regulation of School District Finance. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the “School Intervention Act”). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent.

          New Jersey’s school districts operate under the same comprehensive review and regulation as do its counties and municipalities, including, without limitation, the new legislation constituting P.L. 2007, c.62, effective April 3, 2007, discussed above. Certain exceptions and differences are provided, but New Jersey’s supervision of school finance closely parallels that of local governments.

          Regulation of the Issuance of Bonds by School Districts. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the “School Bond Law”), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see “Counties and Municipalities – Regulation of the Issuance of Bonds by Counties and Municipalities” herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

          School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

          If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district’s borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

          In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

          School District Lease Purchase Financings. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment, for the acquisition of land and school buildings and for the construction or the improvement of the school buildings. Generally, lease purchase agreements cannot exceed five years except for certain energy saving equipment which may be leased for up to 15 years if paid from energy savings. Lease purchase agreements for school facilities for a term of five years or less (longer leases for such purposes are no longer permitted) must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district’s budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years issued under prior law, will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district’s spending limitation of the General Fund.

          New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated fund for the support of free public schools (the “Fund”). Amendments to the Act provide that the Fund will be divided into two school bond reserve accounts. All bonds issued prior to July 1, 2003 shall be benefited by a school bond reserve account funded in an amount equal to 1-1/2% of the aggregate amount of issued and outstanding bonded indebtedness of New Jersey counties, municipalities or school districts for school purposes issued prior to July 1, 2003 and all bonds issued on or after July 1, 2003 shall be benefited by a school bond reserve account equal to 1% of the aggregate amount of issued and outstanding bonded indebtedness of New Jersey counties, municipalities or school districts for school purposes issued on or after July 1, 2003, provided in each case, that such amounts do not exceed the moneys available in the applicable account. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

Local Financing Authorities

          Regulation of Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

          Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director of the Division reviews and approves annual budgets of authorities and special districts.

          Regulation of the Issuance of Bonds by Local Financing Authorities. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, none of the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

          Pollution Control Bonds. In the 1970s, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey’s system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and workout financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

          Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of “qualified bonds.” Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner of Education of New Jersey, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These “qualified bonds” are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey.

Litigation of the State of New Jersey

          General. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

          New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of these claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it. In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

          At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $148,600,000 for tort and medical malpractice claims pending as of December 31, 2007. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

          Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this SAI.

Special Considerations Regarding New York

          As described in the Prospectus, under normal circumstances, the Market Vectors—New York Long Municipal Index ETF will invest at least 80% of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York (the “State”) that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Such an official statement, together with any updates or supplements thereto, may generally be obtained upon request to the Division of Budget of the State of New York.

          The New York State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy.

          Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The financial activities sector share of total wages is particularly large for the State relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector. Important industry sectors in the State include the following:

          •           Services. The services industries includes professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries account for more than four of every ten nonagricultural jobs in New York, and account for a higher proportion of total jobs than the rest of the nation.

          •           Manufacturing. Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment.

          •           Trade, Transportation & Utilities. The trade, transportation, and utilities supersector accounts for the largest component of State nonagricultural employment, but only the fourth largest when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

          •           Financial Activities. New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages.

          •           Agriculture. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation’s leaders in the production of these commodities.

          •           Government. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

          The State’s Fund Structure. The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds, All Government Funds, which includes both State and Federal Funds, comprise five major fund types, and provides the most comprehensive views of the financial operations of the State. It includes:

          •           The General Fund. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources.

          •           Special Revenue Funds. Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), that are legally restricted to specified purposes.

          •           Federal Special Revenue Funds. Federal Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), that are legally restricted to specified purposes.

          •           Capital Projects Funds. Capital Projects Funds, account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds).

          •           Debt Service Funds. Debt Service Funds account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

          The State Constitution requires the Governor to submit an Executive Budget that is balanced in the General Fund which receives the majority of State taxes.

          State Budget Process. The State budget process begins with the Governor’s submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation, provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill (or a portion thereof) related to the budget, these items can be considered in accordance with the rules of each house of the Legislature. If approved by two-thirds of the members of each house, such items will become law notwithstanding the Governor’s veto. Once the appropriation bills and other bills become law, the Division of the Budget (“DOB”) revises the State Financial Plan to reflect the Legislature’s actions, and begins the process of implementing the budget.

          2008-09 Enacted Budget Financial Plan. The State finalized the Enacted Budget for 2008-09 on April 9, 2008. The Governor did not veto any legislative additions. The DOB projects that the Enacted Budget Financial Plan for 2008-09 is balanced in the General Fund on a cash basis. It closes a current-services gap estimated at $5.2 billion and funds $873 million in new initiatives. General Fund receipts, including transfers from other funds, are projected to total $55.6 billion. General Fund disbursements, including transfers to other funds, are estimated at $56.4 billion. The State expects to use $723 million in designated reserves in 2008-09, most of which will be used to finance the full cost of labor settlements with State employee unions that have ratified their contracts. The State expects to close the 2008-09 fiscal year with a balance of $2.0 billion in the General Fund. In 2008-09, for the first time in ten years, the Enacted Budget Financial Plan will spend less than the Executive Budget proposal. The DOB reported that although the 2008-09 budget is in balance, a $5 billion budget gap is projected for the 2009-10 fiscal year.

          The Enacted Budget implements $6.1 billion of actions to close a 2008-09 General Fund gap of $5.2 billion and fund $873 million in new initiatives. These include:

•

          Savings Actions ($2.8 billion): Savings actions represent nearly 50 percent of total gap-closing measures. The largest of these are health care savings ($828 million), across-the-board reductions proposed by Governor Paterson ($710 million), and delaying a planned increase in the School Tax-Relief Program rebate and other changes to that program ($354 million).

•

          Revenue Actions ($1.3 billion): Revenue actions include improved audit and compliance efforts ($487 million), closing tax loopholes to ensure that everyone pays their fair share ($429 million), increasing programmatically tailored fees ($203 million), and maximizing revenues from the State’s abandoned property accounts under an agreement with the State Comptroller’s office ($150 million), among others.

•

          Non-recurring Resources ($1.4 billion): The $1.4 billion in non-recurring revenues included in the Enacted Budget are within historic levels. The largest of these is a proposal to negotiate an up-front payment from a developer in exchange for the right to operate a new state-owned Video Lottery Terminal facility at Aqueduct Racetrack ($250 million).

•

          Labor Reserves ($620 million): The financial plan utilizes labor reserves to fund salary agreements reached through the collective bargaining process. These labor reserves were previously set aside for this purpose.

          In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The new Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. The Tax Stabilization Reserve has an authorized balance of 2 percent and can be used only to cover unforeseen year-end deficits.

          The State projects that General Fund reserves will total $2.0 billion at the end of 2008-09, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $804 million designated for subsequent use.

          The $1.2 billion of undesignated reserves consist of $445 million set aside for labor settlements (after the use of $620 million for existing settlements in 2008-09), $237 million in the Community Projects Fund to finance existing “member-item” initiatives, and $122 million set aside for the debt management purposes.

          Aside from the amounts discussed above, the 2008-09 Financial Plan does not have specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

          The balance of this Enacted Budget Financial Plan describes the information presented in this synopsis in more detail in the May 1, 2008 Annual Information Statement of the State of New York which is available on the DOB website, www.budget.state.ny.us

          •           State-Supported Lease-Purchase and Contractual-Obligation Financings. The State utilizes certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, including those which finance the State’s highway and bridge program, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

          State-related debt includes State-supported debt referenced above, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

          •           Contingent Contractual-Obligation Financing. The State may also enter into statutorily authorized contingent contractual-obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on the bonds. The

State has never been required to make any payments, and does not expect to make payments, under this financing arrangement in the 2008-09 fiscal year.

          •           Moral Obligation Financings. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. There has never been a payment default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2008-09 fiscal year.

          •           State-Guaranteed Financings. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority. The State has never been called upon to make any direct payments pursuant to any such guarantees and does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 2007-08 fiscal year. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State.

          The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          Public Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities, namely public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using State-supported or State-related debt financings. As of December 31, 2007, there were 19 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was approximately $135 billion, only a portion of which constitutes State-supported or State-related debt.

          New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

          Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

          Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, “moral obligation” bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State’s credit rating has historically been upgraded and downgraded much more frequently than most other states.

          The combined state and local taxes of residents of the State, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the state and its localities to raise additional revenue. In addition, combined State and local debt per capita in the State is significantly above the national average and debt service expenditures have represented an increasing claim on State and local budgets.

          Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no responsibility of the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

Special Considerations Regarding Ohio

          The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

          Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

          There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

          Much of this information is as of May 1, 2008, particularly debt figures and other statistics.

          Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

          While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State’s area devoted to farming and a significant portion of total employment in agribusiness.

          In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%), in 2005 (5.9% vs. 5.1%), in 2006 (5.5% vs. 4.6%) and in 2007 (5.6% vs. 4.6%). In March 2008, the State unemployment rate was higher than the national rate (5.7% vs. 5.1%). The unemployment rate and its effects vary among geographic areas of the State.

          There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Market Vectors—Ohio Municipal Index ETF or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

          The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 Fiscal Year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

          The GRF ending fund balance for Fiscal Year 2007 was $215,534,000.

          Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)

1996-97	$1,367,750,000	$834,933,000	$149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000
2006-07	1,432,925,000	215,534,000	215,534,000

(a)	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the Fiscal Year year.

(b)	Reflects the ending fund balance less any amounts designated for transfer to other funds, including the BSF.

          Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balance (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

          The appropriations acts for the 2008-09 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

          The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums.

          1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

          1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over

$1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

          2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the ITRF.

          In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

          In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Year 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

          2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Year 2002-03, primarily as a result of continuing weak economic conditions with budgetary pressures during this period primarily due to lower than anticipated levels of receipts from certain major revenue sources.

          Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002 and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

          The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160,000,000 from the BSF and $100,000,000 from the Family Services Stabilization Fund aimed at achieving Fiscal Year year and biennium ending positive GRF fund balances, based on then current estimates and projections.

          The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

•

Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

•	December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from the BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Year 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game estimated to generate approximately $40,000,000 annually beginning in Fiscal Year 2003.

          Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in Fiscal Year 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the Fiscal Year 2002 ending GFR balance to $100,000,000; increased cigarette tax by 31¢ per pack (to a total of 55¢ per pack) estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003; additional transfers to the GRF of $345,000,000 from tobacco settlement moneys received in Fiscal Year 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283,000,000 in Fiscal Year 2003.

          Fiscal Year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash) based on the remedial steps described above, including transfers of $289,600,000 from tobacco settlement moneys and $534,300,000 from the BSF (leaving a Fiscal Year 2002 ending BSF balance $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

          On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

          Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720,000,000. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

          The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: An additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of $56,400,000 to the GRF from unclaimed funds and various rotary funds and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

          To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

          Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

          The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

          Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Year 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Year 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

          2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

          Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

          The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year year.

•

Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $36,000,000 annually, is subject to an ongoing legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

•

Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

•

Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

          The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

          Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Year Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year Year 2004 and by $372,700,000 (1.48%) for Fiscal Year Year 2005, the Governor ordered Fiscal Year Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

          The State ended Fiscal Year Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

          2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 – 26 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

          The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

•

Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•

Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that phased in over the 2006 through 2010 Fiscal Years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. (The permissibility of the inclusion in the tax base of wholesale and retail food sales for off-premise consumption, projected to produce approximately $188,000,000 annually once the CAT is fully phased-in, is subject to an ongoing legal challenge.)

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

          The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

          The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

          Current Biennium. Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

          The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•	Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.

•

Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

          The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds 2007 to fund capital expenditures for higher education ($938,000,000) and common school ($4,112,000,000) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. (See Recent and Current Finances for a discussion of a portion of those receipts used to offset a portion of GRF revenue shortfalls in Fiscal Years 2002 through 2004). Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

          With the Ohio economy expected to be negatively affected by the national economic downturn, OBM has been closely monitoring the State’s major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172,600,000 for Fiscal Year 2008 and $385,100,000 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000.

          Executive and legislative actions were taken based on the new OBM estimates, including:

•

The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 for the biennium as well as limitations on major purchases, hiring and travel, which amount has since been reduced to $383,800,000 based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

•	Transfer of unspent agency appropriations totaling $120,200,000 in Fiscal Year 2008 and $78,000,000 in Fiscal Year 2009.

•	Authorizing expansion of the State-run lottery system to include “keno” games currently projected to generate $65,000,000 in Fiscal Year 2009.

          In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63,333,000 from the BSF for State’s share of increased Medicaid costs, $55,000,000 from rotary funds and $25,000,000 in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.

          Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit” position. The Governor and OBM will continue to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances.

          In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bio-products and biomedical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State’s historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include in addition to GRF-backed bonds, $230,000,000 of cash from the Ohio Tobacco Prevention Foundation, $370,000,000 in GRF operating appropriations to be made over the next five fiscal years, and $184,000,000 in bonds backed by net profit from the State’s liquor enterprise, and directs the OBM Director to transfer $200,000,000 from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible at this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748,956,000 should this transfer occur in addition to the above $63,333,000 BSF transfer for increased Medicaid costs.

          OBM prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

          The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified no debt whatever shall hereafter be created by, or on behalf of the state.”

          By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

          A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future Fiscal Year debt service on those new and the then outstanding obligations of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

          In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future Fiscal Year is $114,535,618 in Fiscal Year 2009. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

          State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments. Including the Series 2008 Certificates, the maximum annual payment under those agreements from GRF appropriations is $25,370,759 in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $212,450,000. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

          A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a maximum of $630,000,000 to be outstanding at any one time, of which not more than $84,000,000 may be issued for eligible advanced energy projects and not more than $100,000,000 may be issued for eligible logistics and distribution projects. The aggregate amount of net liquor profit to be used in any Fiscal Year in connection with these bonds may not exceed $63,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment the State has issued $150,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $45,323,257 in Fiscal Year 2009.

          Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

          Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

          In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

          With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

          On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.

          The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

          Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

          School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

          The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

          To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

          Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor’s spending reduction order for Fiscal Year 1993.

          Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•	1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•	1998-99 – $11.6 billion (18.3% over the previous biennium).

•	2000-01 – $13.3 billion (15% over the previous biennium).

•	2002-03 – $15.2 billion (17% over the previous biennium before the expenditure reductions).

•	2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

•	2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductings).

          State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

          Those total State 2008-09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $648,106,000 in Fiscal Year 2004, $645,137,000 in Fiscal Year 2005, $646,276,000 in Fiscal Year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund) and $669,327,000 in Fiscal Year 2007. Ohio’s participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

          In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2006, no districts received catastrophic grants and one district received a solvency advance in the amount of $41,000. In Fiscal Year 2007, two districts received solvency advances in the amount of $16,937,000 and no district received catastrophic grants.

          Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently seven school districts in fiscal emergency status and ten in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

          Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

          Federal courts have ruled that the State shared joint liability with the local school districts for segregation in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that some remedial costs be shared by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium were $100,800,000 in 1998-99, $23,700,000 in 2000-01, and $1,000,000 in 2002-03. All cases were settled prior to the end of Fiscal Year 2003 and there is no further State liability.

          For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Thirteen municipalities and two townships are in “fiscal emergency” status and six municipalities in preliminary “fiscal watch” status.

          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation — commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

Special Considerations Regarding Pennsylvania

          This section briefly describes current economic trends in Pennsylvania, as described in the Preliminary Official Statement, dated May 9, 2008, relating to the Commonwealth of Pennsylvania General Obligation Bonds, First Series of 2008 and First Refunding Series of 2008.

          Pennsylvania has historically been dependent on heavy industry, although the past thirty years have witnessed declines in the coal, steel and railroad industries. Recent sources of economic growth in Pennsylvania have led to diversification of the Commonwealth’s economy. Relative growth has been experienced in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth’s economic structure, with nearly one-third of the Commonwealth’s total land area devoted to cropland, pasture and farm woodlands.

          The population of Pennsylvania experienced a slight increase in the period 1998 through 2007. Persons 65 or older comprise 15.1% of Pennsylvania’s population, compared with 12.7% of the United States population. The Commonwealth is highly urbanized, with 79% of the Commonwealth’s 2007 mid-year population estimate residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise almost 44% of the Commonwealth’s total population.

          The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth’s operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax, the corporate net income tax and the capital stock and franchise tax. Major expenditures of the Commonwealth include funding for education, public health and welfare and transportation.

          The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth.

          The following financial information is based on the Commonwealth’s budgetary basis financial data.

          During fiscal year 2006, revenues to the Commonwealth exceeded the certified estimate by $864.6 million or nearly 3.5 percent. Final Commonwealth General Fund revenues for the fiscal year totaled $25,854.1 million.

          Total fiscal year 2006 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $25,700.9 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, was $25,380.3 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $685.4 million, including the beginning balance from the prior year of operations. Accordingly, 25 percent of this preliminary balance or $171.4 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2006 unappropriated surplus balance was $514.1 million as of June 30, 2006.

          Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.3 percent. Fiscal year 2006 revenues (all sources) totaled $25,700.9 million, an increase of $1,295.3 million over fiscal year 2005. Intergovernmental transfer proceeds increased $3,819 million or 5.5 percent, while funding from additional sources decreased $253.3 million or 63 percent, primarily due to the expiration of the previously available one-time federal fiscal relief that had been made available to the various states. General Fund revenues grew $1,563 million or 6.3 percent during fiscal year 2006 when measured on a year-over-year basis. Corporate tax receipts grew $425.8 million over estimate, an 8.9 percent surplus to the year-to-date estimate. Personal income taxes were $342.6 million over the estimate, a surplus of 3.7 percent versus the year-to-date estimate. Sales and use taxes were essentially at estimate as actual receipts were $65.2 million above estimate, a difference of 0.8 percent from the fiscal year estimate. Realty transfer tax revenues also exceeded the estimate by $61.4 million or 12.5 percent based in part on continuation of a strong housing market within the Commonwealth. Non-tax revenues of the Commonwealth were below estimate for fiscal year 2006 by $61.4 million or 11.3 percent, due primarily to lower than projected earnings from the Commonwealth’s escheats program. Reserves for tax refunds in fiscal year 2006 were $1,035 million, an increase of 3.5 percent from the fiscal year 2005 reserves. At the end of fiscal year 2006, approximately $103 million of reserves were available for making tax refunds in the following fiscal year.

          In July 2005, the General Assembly approved and the Governor signed into law Act 45 of 2005, which authorized the issuance of up to $625 million in debt of the Commonwealth to support programs commonly referred to as “Growing Greener II.” The enactment of Act 45 implements the Governor’s major environmental initiative in the fiscal year 2006 budget. The Growing Greener II program will provide bond funding for the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives. Additionally, Act 45 of 2005 authorizes the Governor to direct up to $60 million in existing Growing Greener fees, that are otherwise directed into the Commonwealth’s Environmental Stewardship Fund, to support General Fund debt service for the authorized Growing Greener II bond issuances.

          Fiscal year 2006 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $24,664.6, an increase of 7.4 percent from fiscal year 2005 expenditures. A total of $181.8 million in appropriations were lapsed in fiscal year 2006, and the fiscal year 2006 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs. Intergovernmental transfers replaced $735.7 million of General Fund medical assistance costs in fiscal year 2006, compared to $697.9 million in fiscal year 2005. In addition, approximately $145.9 million in additional funds were appropriated in fiscal year 2006 to fund expenditures normally funded from Commonwealth revenues, a decrease from $399 million in fiscal year 2005. The ending unappropriated balance was $514.1 million for fiscal year 2006.

          General fund revenues of the Commonwealth exceeded the certified estimate by $649.6 million or 2.4 percent during fiscal year 2007. Final Commonwealth General Fund revenues for the fiscal year totaled $27,449.1 million. Total fiscal year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27,193.7 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27,007.9 million. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, increased to $707.9 million, including the beginning balance from the prior year of operations. Accordingly, 25 percent of this preliminary balance or $176.9 million was transferred to the Budget Stabilization Reserve Fund. The final fiscal year 2007 unappropriated surplus was $530.9 million as of June 30, 2007.

          Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8 percent. Fiscal year 2007 revenues (all sources) totaled $27,193.7 million, an increase of $1,492.8 million over fiscal year 2006. Intergovernmental transfer proceeds decreased $199 million or 27 percent, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources increased $111.8 million or 76 percent, primarily due to increased transfers from other state funds. General Fund revenues grew $1,595 million or 6.2 percent during fiscal year 2007 when measured on a year-over-year basis. Corporate tax receipts were $286.2 million, or 5.6 percent over estimate for the fiscal year. Year-over-year growth in corporate taxes were 5.6 percent during fiscal year 2007 as corporate net income tax collections grew 8.3 percent and gross receipts tax collections grew 12.4 percent but receipts from the capital stock and franchise tax declined 7.5 percent on a year-over-year basis. The decline in capital stock and franchise tax receipts was due to the continued phase-out of this tax. Personal income taxes were $301.6 million over the estimate, a surplus of 3.0 percent versus the year-to-date estimate, while year-over year growth in personal income tax receipts was 7.7 percent. Sales and use taxes were essentially at estimate as actual receipts were $14.9 million below estimate, a difference of 0.17 percent from the fiscal year estimate. Sales tax collections grew 3.1 percent during fiscal year 2007. A softening in the housing market let to realty transfer tax revenues growing by only 3.4 percent during fiscal year 2007. Non-tax revenues of the Commonwealth grew by 58 percent during the fiscal year, let by increased liquor store profits and earnings on the investment of Commonwealth funds. Reserves for tax refunds in fiscal year 2007 were $1,050 million, an increase of 1.4 percent from the fiscal year 2006 reserves. At the end of fiscal year 2006, approximately $114 million of reserves were available for making tax refunds in the following fiscal year.

          Fiscal year 2007 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $26,298.1 million, an increase of 6.6 percent from fiscal year 2006 expenditures. A total of $105.4 million in appropriations were lapsed in fiscal year 2007, and the fiscal year 2007 budget contained a slightly reduced level of intergovernmental transfers for a portion of medical assistance costs. Intergovernmental transfers replaced $536.7 million of General Fund medical assistance costs in fiscal year 2007, compared to $735.7 million in fiscal year 2006, a decrease of 27 percent. In addition, approximately $257.7 million in additional funds were appropriated in fiscal year 2007 to fund expenditures normally funded from Commonwealth revenues, an increase from $145.9 million in fiscal year 2006. The ending unappropriated balance was $530.9 million for fiscal year 2007.

          The adopted fiscal year 2008 budget provides appropriations and executive authorizations totaling $27,195.7 million of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $27,118.1 million. The $77.6 million difference between estimated revenues and budgeted appropriations is expected to be funded by a draw down of the $530.9 million beginning – 36 balance. The year ending unappropriated balance is currently estimated to be $400.0 million for fiscal year 2008.

          The fiscal year 2008 revenue estimate for the Commonwealth is based upon an economic forecast of 2.4 percent growth in gross domestic product from the start of the third quarter of 2007 to the end of the second quarter of 2008. Trends in the Commonwealth’s economy are expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania is projected to remain slightly below that of the United States, while the Pennsylvania unemployment rate is anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts is expected to increase by $435 million or approximately 1.2 percent prior to reserves for funds. The below average growth that is projected for fiscal year 2008 tax revenue is attributable to several legislative changes affecting certain tax receipts. The continued phase-out of the capital stock and franchise tax led to a reduction in fiscal year 2008 projected receipts by approximately $241 million. Further, Act 44, which was enacted on July 18, 2007, altered the funding of public mass transit systems in the Commonwealth. Act 44 dedicates 4.4 percent of all sales and use tax receipts and transfers these funds to the newly created Public Transportation Trust Fund. It is estimated that $321 million in sales tax receipts that formerly were deposited into the General Fund will now be deposited into the Public Transportation Trust Fund. Finally, the enacted budget for fiscal year 2008 provided miscellaneous tax reductions totaling $63 million. Fiscal year 2008 Commonwealth revenues from the personal income tax are forecasted to increase by 4.8 percent, while receipts from the sales and use tax and the corporate net income tax are estimated to decrease by 0.7 and 0.6 percent respectively. Projected decreases in these two taxes are the result of the aforementioned legislative changes recently enacted.

          A proposed fiscal year 2009 budget was submitted by the Governor to the General Assembly on February 5, 2008. The proposed budget recommends appropriations totaling $28,336.8 million of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions, of $27,939.6 million. The $397.2 million difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $400.0 million beginning balance. The fiscal year 2009 proposed budget represents a 4.2 percent ($1,141.1 million) increase over the fiscal year 2008 budget. More than forty percent of the year-over-year increase in appropriations ($476 million) would be dedicated to increased education funding. The proposed budget reduces spending by 2.1 percent in all areas other than education, welfare, corrections and probation and parole. The proposed fiscal year 2009 budget includes the beginning of property tax cuts for all Pennsylvania homeowners, which are funded from the proceeds of expanded gaming in the Commonwealth. In February 2008, the Pennsylvania General Assembly began appropriations committee hearings for the fiscal year 2009 budget. Further legislative debate is anticipated before both houses adopt the General Appropriation Bill.

          The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

          General obligation debt of the Commonwealth outstanding as of June 30, 2007 totaled approximately $7.83 billion.

          The Commonwealth maintains two contributory benefit pension plans. The State Employees’ Retirement System (“SERS”) covers all state employees and employees of certain state-related organizations. The Public School Employees’ Retirement System (“PSERS”) covers all public school employees. Membership in the applicable retirement system is generally mandatory for the covered employees. Employers and employees contribute jointly to these retirement programs. Annual actuarial valuations are required by state law. The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of the respective plan as determined by its actuary. The unfunded actuarial accrued liability measures the present value of benefits estimated to be due in the future for current employees based on assumptions relating to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits based on assumptions of normal cost, supplemental annuity amortization, and employer and member contributions. At the close of fiscal year 2003, the unfunded actuarial accrued liability was ($1,286) million for SERS and ($1,543) million for PSERS. At the close of fiscal year 2006, the unfunded actuarial accrued liability for SERS was $2,216 million and for PSERS was $12,163 million.

          Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including the following:

•

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each – 37 accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities.

•

In 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution, but stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

•

Dozens of cases have been brought challenging the Department of Revenue’s assessment of insurance companies to provide funds to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds.

•	A civil rights action brought against two state troopers for the shooting of a twelve year-old boy.

          The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 26, 2007.

          No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $622.5 million in special tax revenue bonds outstanding as of June 30, 2007. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

          As reported on bloomberg.com, as of May 20, 2008, Moody’s rated the long-term general obligation bonds of the Commonwealth “Aa2,” Standard & Poor’s rated such bonds “AA” and Fitch rated such bonds “AA.” There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

Tax Risks

          As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectuses and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

          There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Insurance

          A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

          Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

          Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

          Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk

          The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the Trustees would reevaluate the Fund’s investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.

Futures and Options Transactions

          Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

          The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.

          Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective benchmark Index if the Index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Swaps

          The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

U.S. Federal Tax Treatment of Futures Contracts

          The Funds may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

          In order for the Funds to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of their gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Funds’ business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Funds distribute to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of a Fund’s fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.

Continuous Offering

          The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a

“distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

          For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

          Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3) (C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in the Funds is contained under the headings “Principal Risks of Investing in the Funds,” “Additional Risks of Investing in the Funds,” “Shareholder Information—Determination of Net Asset Value” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

          The Shares of Market Vectors—Intermediate Municipal Index ETF, Market Vectors—Long Municipal Index ETF and Market Vectors—Short Municipal Index ETF are traded in the secondary market at prices that may differ to some degree from their NAV. Market Vectors—California Long Municipal Index ETF, Market Vectors—Massachusetts Municipal Index ETF, Market Vectors—New Jersey Municipal Index ETF, Market Vectors—New York Long Municipal Index ETF, Market Vectors—Ohio Municipal Index ETF and Market Vectors—Pennsylvania Municipal Index ETF anticipate that their Shares will be traded in the secondary market at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Funds will continue to be met.

          The NYSE Arca may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelvemonth period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of each Fund’s respective underlying Index or portfolio of securities on which a Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. In addition, the NYSE Arca will remove the Shares from listing and trading upon termination of the Trust.

          As in the case of other securities traded on the NYSE Arca, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the Shares on the NYSE Arca are approximately consistent with the current value of the assets of the Fund on a per Share basis, an updated Intra-Day Optimized Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B Intra-Day Optimized Portfolio Values are disseminated every 15 seconds during regular NYSE Arca trading hours based on the most recently reported prices of Fund Securities. The Funds are not involved in or responsible for the calculation or dissemination of the Intra-Day Optimized Portfolio Value and make no warranty as to the accuracy of the Intra-Day Optimized Portfolio Value.

          The Intra-Day Optimized Portfolio Value has a net other assets value component, which is summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by each Fund on that day, to arrive at an Intra-Day Optimized Portfolio Value. The net other assets value component consists of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee

David H. Chow, 50*	Trustee	Since 2006	Director and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	25	Director, Forward Management, LLC; Director, ReFlow Management Co., LLC.

R. Alastair Short, 55*	Trustee	Since 2006	Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to present; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007; President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; President, Matrix Global Investments, Inc. and predecessor company (private investment company), September 1995 to January 1999.	33	Director, Kenyon Review; Director, The Medici Archive Project.

Name, Address[1] and Age	Position(s) Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee

Richard D. Stamberger, 49*	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	33	None.

[1]	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

[3]	The Fund Complex consists of the Van Eck Funds, Van Eck Worldwide Insurance Trust and the Trust.

*	Member of the Audit Committee.

Interested Trustee

Name, Address[1] and Age	Position(s) Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee

Jan F. van Eck,[4] 44	Trustee	Since 2006	Director and Executive Vice President, Van Eck Associates Corporation; Director, Executive Vice President and Chief Compliance Officer, Van Eck Securities Corporation; Director and President, Van Eck Absolute Return Advisers Corp.	25	Director, Greylock Capital Associates LLC.

[1]	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

[3]	The Fund Complex consists of the Van Eck Funds, Van Eck Worldwide Insurance Trust and the Trust.

[4]	“Interested person” of the Funds within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

          The Officers of the Trust, their addresses, positions with the Funds, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 43	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser (Since 2008); Manager (Portfolio Administration), Van Eck Global (September 2005-October 2008); Vice President, Robeco Investment Management (July 1990-September 2005).

Charles T. Cameron, 48	Vice President	Since 2006	Director of Trading and Portfolio Manager for the Adviser; Officer of three other investment companies advised by the Adviser.

Keith J. Carlson, 52	Chief Executive Officer and President	Since 2006

President of the Adviser and Van Eck Securities Corporation (“VESC”); Private Investor (June 2003-January 2004); Independent Consultant, Waddell & Reed, Inc. (December 2002-May 2003); Officer of three other investment companies advised by the Adviser.

Susan C. Lashley, 53	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of three other investment companies advised by the Adviser.

Thomas K. Lynch, 52	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corporation (“VEARA”) (Since January 2007); Vice President of the Adviser and VEARA; Treasurer and Officer of three other investment companies advised by the Adviser (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005).

Laura I. Martínez, 28	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President and Assistant Secretary (Since 2008); Associate, Davis Polk & Wardell (October 2005-June 2008); Stanford Law School (September 2002-June 2005).

Joseph J. McBrien, 60	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe, 60	Vice President and Treasurer	Since 2006

Vice President of the Adviser (Since 2006); Vice President and Director of Mutual Fund Accounting and Administration, PFPC (March 2000-November 2006); Officer of three other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with Funds	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Jonathan R. Simon, 34	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of three other investment companies advised by the Adviser.

Bruce J. Smith, 53	Senior Vice President and Chief Financial Officer	Since 2006

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck,[3] 43	Executive Vice President	Since 2006	Director and Executive Vice President of the Adviser, VESC and VEARA; Director of Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck,[3] 44	Executive Vice President	Since 2006

Director and Executive Vice President of the Adviser; Director, Executive Vice President and Chief Compliance Officer of VESC; Director and President of VEARA; Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of three other investment companies advised by the Adviser.

[1]	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

[2]	Officers are elected yearly by the Trustees.

[3]	Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

          The Board of the Trust met six times during the fiscal year ended April 30, 2008.

          The Board has an Audit Committee consisting of three Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (an “Independent Trustee”). Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers, (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof, (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit, (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met three times during the fiscal year ended April 30, 2008.

          The Board also has a Nominating and Corporate Governance Committee, consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) develop corporate governance guidelines for the Trust and the Board; (v) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee and (vi) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report results to the Board. The Nominating and Corporate Governance Committee met two times during the fiscal year ended April 30, 2008.

          The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Market Vectors ETF Trust (As of December 31, 2007)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In family of Investment Companies (As of December 31, 2007)

David H. Chow	$50,001 – $100,000	$50,001 – $100,000
R. Alastair Short	None	$10,001 – $50,000
Richard D. Stamberger	$10,001 – $50,000	Over $100,000
Jan F. van Eck	$10,001 – $50,000	Over $100,000

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

          The Trust pays each Independent Trustee an annual retainer of $20,000, a per meeting fee of $10,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $5,000 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $15,000, the chairman of the Governance Committee an annual retainer of $7,500 and the chairman of the Audit Committee an annual retainer of $10,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          The table below shows the compensation paid to the Trustees by the Trust for the calendar year ended December 31, 2007. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) paid to Trustee(2)

David H. Chow	$0	$80,000	N/A	N/A	$80,000
R. Alastair Short	$75,000	$0	N/A	N/A	$120,500
Richard D. Stamberger	$54,375	$18,125	N/A	N/A	$125,000
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and the Trust.

(2)	Because the funds of the Trust have different fiscal year ends, the amounts shown are presented on a calendar year basis.

(3)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

          Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds, as applicable, is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q, as applicable, may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q, as applicable, is available through the Funds’ website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

CODE OF ETHICS

          The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Funds’ proxy voting record, as applicable, is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds, as applicable, is available through the Fund’s website, at www.vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Fund’s Form N-PX, as applicable, is also available on the SEC’s website at www.sec.gov.

MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectuses entitled “Management.”

The Investment Manager

          Van Eck Associates Corporation (the “Adviser”) acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment manager to the Funds pursuant to the Investment Management Agreement between the Trust and the Adviser. Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          Compensation. As compensation for its services under the Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of 0.25% for each Fund. From time to time, the Adviser may waive all or a portion of its fees. Until at least September 1, 2009, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Market Vectors—California Long Municipal Index ETF, Market Vectors—Long Municipal Index ETF, Market Vectors—Massachusetts Municipal Index ETF, Market Vectors—New Jersey Municipal Index ETF, Market Vectors—New York Long Municipal Index ETF, Market Vectors—Ohio Municipal Index ETF and Market Vectors—Pennsylvania Municipal Index ETF (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.24% of the Fund’s average daily net assets per year and the operating expenses of Market Vectors—Intermediate Municipal Index ETF and Market Vectors—Short Municipal Index ETF from exceeding 0.20% and 0.16%, respectively, of the Fund’s average daily net assets per year. The other expenses excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange.

          The management fees paid by each Fund and the expenses waived or assumed by the Adviser since the commencement of operations of that Fund are set forth in the chart below. Market Vectors—California Long Municipal Index, Market Vectors—Massachusetts Municipal Index ETF, Market Vectors—New Jersey Municipal Index ETF, Market Vectors—New York Long Municipal Index ETF, Market Vectors—Ohio Municipal Index ETF and Market Vectors—Pennsylvania Municipal Index ETF have not yet commenced operations and such have no figures to report as of such date.

	Management Fees Paid During the Fiscal Year Ended	Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended

Fund	April 30, 2008	April 30, 2008

Market Vectors—Intermediate Municipal Index ETF [1]	$10,666	$60,004
Market Vectors—Long Municipal Index ETF [2]	$11,294	$56,497
Market Vectors—Short Municipal Index ETF [3]	$2,199	$50,031

[1]	Commenced operations on December 4, 2007.

[2]	Commenced operations on January 2, 2008.

[3]	Commenced operations on February 22, 2008.

          Term. The Investment Management Agreement continues in effect until June 30, 2009. Thereafter, the Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act)

of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          Legal Investigations and Proceedings. In July 2004, Van Eck Associates Corporation (“VEAC”) received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed VEAC that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against VEAC and two of its senior officers. Under SEC procedures, VEAC has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for VEAC’s response has been extended until further notice from the SEC and, to the best knowledge of VEAC, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against VEAC, such sanctions would not materially and adversely affect VEAC. If it is determined that VEAC or its affiliates engaged in improper or wrongful activity that caused a loss to the Van Eck Funds or the Van Eck Worldwide Insurance Trust, the Board of Trustees of the Van Eck Funds and the Van Eck Worldwide Insurance Trust will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and VEAC are currently working to resolve outstanding issues relating to these matters.

The Administrator

          Van Eck Associates Corporation also serves as administrator for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

          The Bank of New York Mellon (formerly known as The Bank of New York) (“The Bank of New York”), located at 101 Barclay Street, New York, NY 10286, serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds’ assets. The Bank of New York serves as the Funds’ transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by each Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to each of the Funds pursuant to a fund accounting agreement.

The Distributor

          Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Funds offering their Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in

less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Portfolio Managers

          The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are James T. Colby III and Michael F. Mazier. Mr. Colby has been employed by the Adviser since September 2007. Prior to joining the Adviser, Mr. Colby served as Senior Portfolio Manager and Director of Municipal High Yield for Lord Abbett as well as Director and Senior Portfolio Manager for Municipal Fixed Income at the John Hancock Funds in Boston. Mr. Colby graduated from Brown University in 1972 with a Bachelor of Arts in Economics and International Relations; and from Hofstra University in 1979 with a Masters of Business Administration in Finance. Mr. Mazier has been employed by the Adviser since August 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration. Messrs. Colby and Mazier serve as portfolio managers of ten funds of the Trust, which as of July 31, 2008, had approximately $50 million in assets. Other than the ten funds of the Trust, Messrs. Colby and Mazier do not manage any other registered investment companies, pooled investment vehicles or other accounts. Messrs. Colby and Mazier have served or will serve as the portfolio managers of each Fund since its inception.

          Although the Funds in the Trust that are managed by Messrs. Colby and Mazier may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of ten funds of the Trust presents a material conflict of interest for Messrs. Colby and Mazier or the Adviser.

Portfolio Manager Compensation

          The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the Funds. The quality of management of the Funds includes issues of replication, rebalancing, portfolio monitoring, efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

          As of the date of this SAI, Messrs. Colby and Mazier do not beneficially own any Shares of the Funds.

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 30%. See “Market Vectors—California Long Municipal Index ETF—Principal Investment Objective and Strategies,” “Market Vectors—Intermediate Municipal Index ETF—Principal Investment Objective and Strategies,” “Market Vectors—Long Municipal Index ETF—Principal Investment Objective and Strategies,” “Market Vectors—Massachusetts Municipal Index ETF—Principal Investment Objective and Strategies,” “Market Vectors—New Jersey Municipal Index ETF—Principal Investment Objective and Strategies,” “Market Vectors—New York Long Municipal Index ETF—Principal Investment Objective and Strategies,” “Market Vectors—Ohio Municipal Index ETF—Principal Investment Objective and Strategies,” “Market Vectors—Pennsylvania Municipal Index ETF—Principal Investment Objective and Strategies” and “Market Vectors—Short Municipal Index ETF—Principal Investment Objective and Strategies” in the Funds’ Prospectuses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          The aggregate brokerage commissions paid by each Fund since the commencement of operations of that Fund are set forth in the chart below. Market Vectors—California Long Municipal Index, Market Vectors—Massachusetts Municipal Index ETF, Market Vectors—New Jersey Municipal Index ETF, Market Vectors—New York Long Municipal Index ETF, Market Vectors—Ohio Municipal Index ETF and Market Vectors—Pennsylvania Municipal Index ETF have not yet commenced operations and such have no figures to report as of such date.

Brokerage Commissions
Paid During the Fiscal Year Ended

Fund	April 30, 2008

Market Vectors—Intermediate Municipal Index ETF [1]	$ —
Market Vectors—Long Municipal Index ETF [2]	$ —
Market Vectors—Short Municipal Index ETF [3]	$ —

[1]	Commenced operations on December 4, 2007.

[2]	Commenced operations on January 2, 2008.

[3]	Commenced operations on February 22, 2008.

BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectuses entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

          DTC acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC

          Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the NYSE Arca.

CREATION AND REDEMPTION OF CREATION UNITS

General

          The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

          A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

          The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a portfolio of fixed income securities (the “Deposit Securities”) and an amount of cash computed as described below (the “Cash Component”). The specified Deposit Securities generally will correspond, pro rata, to the extent practicable, to the component securities of a Fund. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next exdividend date.

          As described below, the Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the NYSE Arca (currently 9:30 a.m., New York time), the names and required principal amounts of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

          The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective benchmark Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery.

          Pursuant to a patent pending process, and subject to the receipt of appropriate regulatory relief, the Funds may in the future divide the daily list of Deposit Securities into different “categories,” based on various risk and return characteristics that may include (but not be limited to): (1) credit rating; (2) sector (e.g., revenue, prerefunded or insured bonds); (3) issuer (or state of issuer); (4) call date; (5) maturity; and (6) coupon yield. With respect to each category, an Authorized Participant (as defined below) would be required, pursuant to rules established by the Fund, to contribute one bond from each category in-kind as a Deposit Security in a Portfolio Deposit. There is no assurance that such relief will be granted.

          Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash

Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from stock splits and other corporate actions.

          In addition to the Deposit Securities, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          All orders to create Creation Units must be placed in multiples of 100,000 Shares (i.e., a Creation Unit). All orders to create Creation Units must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m., New York time) (10:00 a.m., New York time for “Custom Orders” (as defined below)) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Funds as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

          Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

          Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See the “Creation Transaction Fee” section below.)

Placement of Creation Orders

          Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Funds need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 4:00 p.m., New York time, on the Settlement Date. The “Settlement Date” for each Fund is generally the third Business Day following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 4:00 p.m., New York time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Funds. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Acceptance of Creation Order

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A fixed creation transaction fee of $500 payable to the Custodian is imposed on each creation transaction. In addition, a variable charge for cash creations currently of up to four times the basic creation fee will be imposed. Where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator will be assessed an additional variable charge for cash creations on the cash in lieu portion of its investment. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See each Fund’s “Principal Risks of Investing in the Fund” in the Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the NYSE Arca (currently 9:30 a.m., New York time) on each day that the NYSE Arca is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The specified Fund Securities generally will correspond, pro rata, to the extent practicable, to the component securities of a Fund.

          As with respect to the purchase of Creation Units, pursuant to a patent pending process, the Funds may, in the future, subject to the receipt of appropriate regulatory relief, divide the daily list of Fund Securities into different “categories,” based on similar criteria set forth above regarding the division of each Fund’s Deposit Securities into categories. In determining the Fund Securities and the order in which they are listed within each category, the Adviser would seek to construct a redemption basket that will reflect the general characteristics of the Fund’s portfolio. Upon each request for a redemption of Creation Units, the Custodian, acting on behalf of the Adviser, would allocate the first bond on the list from each category (as of the time such redemption request is received by the Transfer Agent) to such redeemer to receive in-kind. There is no assurance that such relief will be granted.

          Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below. The redemption transaction fee of $500 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption fee will be required to be arranged for by or on behalf of the redeeming shareholder.

          The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust these fees from time to time based upon actual experience. An additional charge up to four times the redemption transaction fee may be charged with respect to cash redemptions or partial cash redemptions (when cash redemptions are available) may also be imposed. An additional variable charge may be assessed for cash creations. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders

          Orders to redeem Creation Units of the Funds must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected need not be a Participating Party, but such orders must state that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., New York time (3:00 p.m., New York time, for Custom Orders) on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m., New York time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectuses entitled “Shareholder Information—Determination of Net Asset Value.”

          The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., New York time) on each day that such exchange is open.

          Each Fund’s portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Each Fund believes that timely and reliable market quotations are generally not readily available to each Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities. U.S. municipal securities may be valued as of the announced closing time for trading in municipal instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s benchmark Index. This may adversely affect a Fund’s ability to track its benchmark Index.

          In computing each Fund’s NAV, the Fund’s securities holdings are valued based on market quotations. When market quotations are not readily available for a portfolio security a Fund must use the security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures which are approved by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectuses entitled “Shareholder Information—Distributions.”

General Policies

          Dividends from net investment income are declared and paid at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that each Fund will distribute virtually all of its net income (interest less expenses) monthly while capital gains distributions will generally occur annually in December. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

          No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS

          The following table sets forth the name, address and percentage of ownership of each shareholder who is known by the Trust to own, of record or beneficially, 5% or more of the outstanding equity securities of each Fund* as of August 1, 2008:

Market Vectors—Intermediate Municipal Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

MERRILL LYNCH CO INC.	15.0%
4 WORLD FINANCIAL CTR
NEW YORK, NY 10080

CHARLES SCHWAB CO INC.	14.7%
120 KEARNY STREET
SAN FRANCISCO, CA 94104

NATIONAL FINANCIAL SERVICES LLC	9.4%
200 LIBERTY STREET
NEW YORK, NY 10281

U.S. BANCORP	8.2%
U.S. BANCORP CENTER
800 NICOLLET MALL
MINNEAPOLIS, MN 55402

FIRST CLEARING LLC	7.7%
901 EAST BYRD ST, 15TH FL
RICHMOND, VA 23219

AMERICAN ENTERPRISE SERVICES	7.3%
PO BOX 9446
MINNEAPOLIS, MN 55440-9446

TD AMERITRADE INC.	5.5%
1005 N AMERITRADE PLACE
BELLEVUE, NE 68005

Market Vectors—Long Municipal Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

MERRILL LYNCH CO INC.	22.0%
4 WORLD FINANCIAL CTR
NEW YORK, NY 10080

NATIONAL FINANCIAL SERVICES LLC	16.6%
200 LIBERTY STREET - NY4F
NEW YORK, NY 10281

CHARLES SCHWAB CO INC.	13.8%
120 KEARNY STREET
SAN FRANCISCO, CA 94104

CITIGROUP INC.	10.5%
399 PARK AVENUE
NEW YORK, NY 10043

PERSHING LLC	6.9%
1 PERSHING PLAZA
JERSEY CITY, NJ 07399

TD AMERITRADE INC.	5.4%
1005 N AMERITRADE PLACE
BELLEVUE, NE 68005

Market Vectors—Short Municipal Index ETF

Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

GOLDMAN SACHS CO.	45.9%
85 BROAD STREET
NEW YORK, NY 10004

NATIONAL FINANCIAL SERVICES LLC	12.6%
200 LIBERTY STREET
NEW YORK, NY 10281

PERSHING LLC	5.0%
1 PERSHING PLAZA
JERSEY CITY, NJ 07399

* Market Vectors—California Long Municipal Index, Market Vectors—Massachusetts Municipal Index ETF, Market Vectors—New Jersey Municipal Index ETF, Market Vectors—New York Long Municipal Index ETF, Market Vectors—Ohio Municipal Index ETF and Market Vectors—Pennsylvania Municipal Index ETF have not yet commenced operations and such have no figures to report as of such date.

          As of the date of this SAI, the Adviser beneficially owned all of the voting securities of Market Vectors—California Long Municipal Index, Market Vectors—Massachusetts Municipal Index ETF, Market Vectors—New Jersey Municipal Index ETF, Market Vectors—New York Long Municipal Index ETF, Market Vectors—Ohio Municipal Index ETF and Market Vectors—Pennsylvania Municipal Index ETF.

TAXES

          The following information also supplements and should be read in conjunction with the section in the Funds’ Prospectuses entitled “Shareholder Information—Tax Matters.”

          Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Code. As a RIC each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

          Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Code, the Funds would have a basis in the Fund Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

          Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income and the amount of distributions received from capital gains.

          In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011.

          Special tax rules may change the normal treatment of gains and losses recognized by a Fund if and when a Fund invests in structured notes, swaps, options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund.

          If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are state, municipal and other bonds that pay interest that is exempt from federal income tax, the RIC may designate a portion of its dividends as exempt-interest dividends. The Funds expect to be eligible to make such designations with respect to a substantial amount of the income it receives. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of the Funds and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed, In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Funds that unexpectedly represents income derived from certain revenue or private activity bonds held by the Funds may not retain their tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.

          Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

          A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares (or substantially identical shares) are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

          Each Fund may invest a portion of its assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by the Funds will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the “adjusted current earnings” of the corporation exceeds its alternative minimum taxable income.

          Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

          A Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

          Distributions reinvested in additional Fund Shares through the means of the service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

          Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, withholding tax generally will not apply to any income realized by a non-U.S. shareholder in respect of any distributions of exempt-interest dividends. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S withholding tax. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the rules discussed above.

          Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

          Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any one taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

California State Tax Considerations

          To the extent that dividends from the Market Vectors—California Long Municipal Index ETF are derived from interest on California tax-exempt securities and on certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local government obligations or in U.S. government obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

          The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations would be exempt from California tax if held by an individual, and (ii) designated by the Fund as exempt-interest dividends in a written notice to shareholders mailed within 60 days of the close of the Fund’s taxable year. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

          Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes.

          Because, unlike federal law, California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

          Individual shareholders will normally be subject to federal and California personal income tax on dividends paid from interest income derived from taxable securities and distributions of net capital gains. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax. For federal income tax and California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. In general, the maximum federal capital gains rate for individuals is 15% with respect to capital assets held more than one year. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

          Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for federal or state personal income tax purposes. In addition, as a result of California’s incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the “wash sale” rules.

New Jersey State Tax Considerations

          It is intended that the Market Vectors—New Jersey Municipal Index ETF will be treated as a “qualified investment fund” under New Jersey law, and as a result, distributions paid by it will generally not be subject to the personal income tax imposed under State law, the New Jersey Gross Income Tax. Only that portion of each distribution which represents income or gains attributable to investments that are not exempt from State or local tax under New Jersey or federal law will be subject to the New Jersey Gross Income Tax. To be classified as a qualified investment fund, 80% of the fund’s investments must consist of New Jersey municipal securities. In addition, as long as the fund is a qualified investment fund, net gains from the redemption of shares of the fund or from the disposition of interests in the fund will also be exempt from New Jersey Gross Income Tax.

          The New Jersey Gross Income Tax is not applicable to corporations. For all corporations which are subject to the New Jersey Corporation Business Tax, dividends and distributions from a qualified investment fund are included in the tax base for purposes of computing the net income portion of the Corporation Business Tax and may be included in the gross receipts base for purposes of computing the alternative minimum assessment portion of the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base and may be added to the gross receipts base for purposes of computing the Corporation Business Tax. Shares of the fund are not subject to property taxation by New Jersey.

New York State and City Tax

          To the extent that dividends from the Market Vectors—New York Long Municipal Index ETF are derived from interest on New York tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

          Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City income tax purposes.

          Shareholders who are New York residents will normally be subject to federal, New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For federal and New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New

York franchise taxes if received by a corporation doing business in New York, to state taxes in states other then New York and to local taxes.

Massachusetts State Tax Considerations

          Distributions paid by the Market Vectors—Massachusetts Municipal Index ETF will not be subject to Massachusetts personal income tax to the extent they are derived from interest on (a) obligations of the Commonwealth of Massachusetts and its political subdivisions and qualifying agencies and instrumentalities (“Massachusetts Obligations”) and (b) U.S. government obligations. Massachusetts requires that the Fund properly designate such distributions in a written notice mailed to the Fund’s shareholders not later than sixty days after the close of the Fund’s tax year. Distributions which qualify as capital gain dividends for federal income tax purposes are exempt from Massachusetts personal income tax to the extent the distributions are derived from gains from the sale or exchange of Massachusetts Obligations, and are properly designated as such in a written notice mailed to the Fund’s shareholders not later than sixty days after the close of the Fund’s tax year. Distributions from the Fund are not exempt from Massachusetts corporate excise tax.

Ohio State and Local Tax Considerations

          To the extent that dividends from the Market Vectors—Ohio Municipal Index ETF are properly attributable to interest on obligations issued by or on behalf of the State of Ohio or its political subdivisions, or the agencies or instrumentalities thereof (“Ohio Obligations”), such dividends will be exempt from Ohio personal income tax. Dividends from Market Vectors—Ohio Municipal Index ETF also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio Obligations. The shares of Market Vectors—Ohio Municipal Index ETF will, however, be included in the net worth basis of the Ohio corporation franchise tax. Dividends from Market Vectors—Ohio Municipal Index ETF will be exempt from the Ohio commercial activity tax. Dividends from Market Vectors—Ohio Municipal Index ETF will be exempt from Ohio municipal and joint economic development district income taxes as intangible income and will not be subject to any permissible Ohio municipal or joint economic development district income taxes on intangible income that are part of business net profits to the extent that such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio Obligations. Dividends from Market Vectors—Ohio Municipal Index ETF will be exempt from Ohio school district income taxes to the extent that such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio Obligations.

          Except for the conclusion regarding the Ohio commercial activity tax, the foregoing conclusions regarding Ohio taxation are based on the assumption that Market Vectors—Ohio Municipal Index ETF will continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and that at all times at least 50% of the value of the total assets of Market Vectors—Ohio Municipal Index ETF will consist of Ohio Obligations or similar obligations of other states or their subdivisions.

Pennsylvania State Tax Considerations

          Distributions paid by the Market Vectors—Pennsylvania Municipal Index ETF will not be subject to the Pennsylvania personal income tax or the Philadelphia School District investment net income tax to the extent they are derived from interest on (a) obligations of the Commonwealth of Pennsylvania and its political subdivisions and qualifying agencies and instrumentalities (“Pennsylvania Obligations”) and (b) U.S. government obligations. For purposes of the Pennsylvania corporate net income tax, distributions will be exempt from tax to the extent they are derived from interest on Pennsylvania Obligations and will be deductible (net of carrying costs and certain other expenses) to the extent they are derived from interest on U.S. government obligations. Distributions derived from gains on the disposition of Pennsylvania Obligations will be taxable under the Pennsylvania personal income tax and Pennsylvania corporate net income tax, but not under the Philadelphia School District net investment income tax.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of 25 investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

          Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional shares has a proportional fractional vote. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund, and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitation liabilities as shareholders of a corporation.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Clifford Chance US LLP, 31 West 52nd Street, New York, New York, 10019, is counsel to the Trust and have passed upon the validity of each Fund’s Shares.

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

APPENDIX A

Van Eck Global Proxy Voting Policies

INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the “Commission”) adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients’ securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

Resolving Material Conflicts Of Interest

•

A “material conflict” means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, “Adviser”), or an “affiliated person” of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

•	Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used);

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

Reasonable Research Efforts

When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

Voting Client Proxies

•

The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to a foreign country to vote the security in person).

•	The portfolio manager or analyst covering the security is responsible for making voting decisions.

•	Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

Client Inquiries

          All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to Portfolio Administration.

DISCLOSURE TO CLIENTS

•	Notification of Availability of Information Client Brochure.

          The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually.

          The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

•	Availability of Proxy Voting Information at the client’s request or if the information is not available on VEAC’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

•	VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

	•	proxy statements received;

	•	identifying number for the portfolio security;

	•	shareholder meeting date;

	•	brief identification of the matter voted on;

	•	whether the vote was cast on the matter and how the vote was cast;

	•	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

	•	records of written client requests for information on how VEAC voted proxies on behalf of the client;

	•	a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

	•	any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

•

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

•

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

•

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Proxy Voting Guidelines

General Information

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

Officers and Directors

1. The Board of Directors

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:

•	long-term corporate performance record relative to a market index;

•	composition of board and key board committees;

•	nominee’s investment in the company;

•	whether a retired CEO sits on the board; and

•	whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

• corporate governance provisions and takeover activity;

• board decisions regarding executive pay;

• director compensation;

• number of other board seats held by nominee; and

• interlocking directorships.

2. Chairman and CEO are the Same Person

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

3. Majority of Independent Directors

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4. Stock Ownership Requirements

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5. Term of Office

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

6. Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director’s legal expenses would be covered.

7. Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

• long-term financial performance of the target company relative to its industry;

• management’s track record;

• background to the proxy contest;

• qualifications of director nominees (both slates);

• evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

• stock ownership positions.

8. Board Structure: Staggered vs. Annual Elections

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

9. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

10. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Proxy Contests

1. Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

Auditors

2. Ratifying Auditors

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Shareholder Voting and Control Issues

1. Cumulative Voting

Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

2. Shareholder Ability to Call Special Meetings

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

3. Shareholder Ability to Act by Written Consent

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

4. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

5. Fair Price Provision

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested Shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

6. Greenmail

Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

7. Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

8. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

9. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

10. White Knight Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

11. Confidential Voting

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

12. Equal Access

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

13. Bundled Proposals

Generally, vote on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

14. Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

Capital Structure

1. Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of Shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess Shares is presented by the company.

2. Stock Distributions: Splits and Dividends

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the split.

3. Reverse Stock Splits

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the reverse split.

4. Blank Check Preferred Authorization

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred Shares.

5. Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those Shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

6. Adjust Par Value of Common Stock

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

7. Preemptive Rights

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

8. Debt Restructurings

Vote on a case-by-case basis proposals to increase common and/or preferred Shares and to issue Shares as part of a debt restructuring plan. We consider the following issues:

• Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

• Change In Control - Will the transaction result in a change in control of the company?

• Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

9. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Executive Compensation

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

Compensation Proposals

1. Amendments That Place a Cap on Annual Grants

Vote for plans that place a cap on the annual grants any one participant may receive.

2. Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features.

3. Amendments to Added Performance-Based Goals

Generally, vote for amendments to add performance goals to existing compensation plans.

4. Amendments to Increase Shares and Retain Tax Deductions

Vote on amendments to existing plans to increase Shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

5. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

6. Shareholder Proposals to Limit Executive Pay

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

7. Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

8. Employee Stock Ownership Plans (ESOPS)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized Shares for existing ESOPs, except in cases when the number of Shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding Shares).

9. 401(k) Employee Benefit Plans

Generally, vote for proposals to implement a 401(k) savings plan for employees.

State Of Incorporation

1. Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

2. Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company’s state of incorporation.

Mergers and Corporate Restructurings

1. Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

• anticipated financial and operating benefits;

• offer price (cost vs. premium);

• prospects of the combined companies;

• how the deal was negotiated; and

• changes in corporate governance and their impact on shareholder rights.

2. Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

3. Spin-Offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

4. Asset Sales

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5. Liquidations

Vote on a case-by-case basis proposals related to liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

7. Changing Corporate Name

Vote on a case-by-case basis proposal to change the corporate name.

Mutual Fund Proxies

1. Election of Trustees

Vote on trustee nominees on a case-by-case basis.

2. Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

3. Fundamental Investment Restrictions

Vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

4. Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

Social and Environmental Issues

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

• whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

• the percentage of sales, assets and earnings affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company—specific action;

• whether the company has already responded in some appropriate manner to the request embodied in a proposal;

• whether the company’s analysis and voting recommendation to shareholders is persuasive;

• what other companies have done in response to the issue;

• whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

• whether the subject of the proposal is best left to the discretion of the board.

MARKET VECTORS ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated April 21, 2008, as amended June 18, 2008 and November 21, 2008

          This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the Prospectus dated April 21, 2008 (the “Prospectus”) for the Market Vectors ETF Trust (the “Trust”), relating to Market Vectors—Solar Energy ETF (the “Fund”), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Fund, may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

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          The information contained herein regarding the Ardour Solar Energy IndexSM (the “Index”) was provided by Ardour Global Indexes LLC, while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.

          THE “ ARDOUR GLOBAL INDEXES, LLCSM” AND “ARDOUR SOLAR ENERGY INDEXSM,” ARE SERVICE MARKS OF ARDOUR GLOBAL INDEXES, LLC AND HAVE BEEN LICENSED FOR USE BY THE LICENSEE. THE SHARES OF MARKET VECTORS–SOLAR ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR GLOBAL INDEXES, LLC AND ARDOUR GLOBAL INDEXES, LLC MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF MARKET VECTORS–SOLAR ENERGY ETF.

          THE SHARES OF MARKET VECTORS–SOLAR ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR GLOBAL INDEXES, LLC (“LICENSOR”). LICENSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF MARKET VECTORS–SOLAR ENERGY ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS–SOLAR ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR SOLAR ENERGY INDEXSM TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET. LICENSOR’S ONLY RELATIONSHIP TO VAN ECK ASSOCIATES CORPORATION (“LICENSEE”) IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES OF LICENSOR AND OF THE ARDOUR SOLAR ENERGY INDEXSM THAT IS DETERMINED, COMPOSED AND CALCULATED BY LICENSOR WITHOUT REGARD TO THE LICENSEE OR THE SHARES OF MARKET VECTORS–SOLAR ENERGY ETF. LICENSOR HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE OR THE OWNERS OF THE SHARES OF MARKET VECTORS–SOLAR ENERGY ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ARDOUR SOLAR ENERGY INDEXSM. LICENSOR IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF MARKET VECTORS–SOLAR ENERGY ETF TO BE USED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF MARKET VECTORS–SOLAR ENERGY ETF IS TO BE CONVERTED INTO CASH. LICENSOR HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF MARKET VECTORS–SOLAR ENERGY ETF.

          LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR SOLAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE SHARES OF MARKET VECTORS–SOLAR ENERGY ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR SOLAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR SOLAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          THE ARDOUR SOLAR ENERGY INDEXSM IS CALCULATED BY DOW JONES INDEXES, A BUSINESS UNIT OF DOW JONES & COMPANY, INC. (“DOW JONES”). THE SHARES OF MARKET VECTORS–SOLAR ENERGY ETF BASED ON THE ARDOUR SOLAR ENERGY INDEXSM ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES INDEXES, AND DOW JONES INDEXES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN SUCH HARES OF MARKET VECTORS–SOLAR ENERGY ETF.

          DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (COLLECTIVELY, THE “INDEX CALCULATION AGENT”) SHALL NOT BE LIABLE TO MARKET VECTORS–SOLAR ENERGY ETF, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE ARDOUR SOLAR ENERGY INDEXSM OR ANY DATA RELATED THERETO (THE “INDEX DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY MARKET VECTORS–SOLAR ENERGY ETF, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE INDEX DATA. THE INDEX CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO MARKET VECTORS–SOLAR ENERGY ETF, ANY OF ITS CUSTOMERS OR ANY ONE ELSE REGARDING THE INDEX DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY MARKET VECTORS–SOLAR ENERGY ETF, ANY OF ITS CUSTOMERS OR OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX DATA. THE INDEX CALCULATION AGENT SHALL NOT BE LIABLE TO MARKET VECTORS–SOLAR ENERGY ETF, ITS CUSTOMERS OR OTHER THIRD PARTIES FOR LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company. The Trust currently consists of twenty-one investment portfolios. This SAI relates to one investment portfolio, Market Vectors—Solar Energy ETF (the “Fund”). The Fund invests in common stocks and depositary receipts consisting of some or all of the component securities of the Fund’s benchmark Index. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of the Fund are referred to herein as “Shares.”

          The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), usually in exchange for a basket of Deposit Securities (together with the deposit of a specified cash payment). The Shares of Market Vectors—Solar Energy ETF are expected to be approved for listing, subject to notice of issuance, on the NYSE Arca, Inc. (the “NYSE Arca” or the “Exchange”), and will trade in the secondary market at market prices. Those prices may differ from the Shares’ NAV. Similarly, Shares are also redeemable by the Fund only in Creation Units, and generally in exchange for specified securities held by the Fund and a specified cash payment. A Creation Unit consists of 50,000 Shares of the Fund.

          The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses in the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

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INVESTMENT POLICIES AND RESTRICTIONS

Repurchase Agreements

          The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) monitors the Fund’s repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust’s management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Futures Contracts, Options, Swap Agreements and Currency Forwards

          The Fund may utilize futures contracts, options, swap agreements and currency forwards. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Fund may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that the Adviser (defined herein) believes to be representative of the Fund’s benchmark Index.

          Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an

4

identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

          The Fund may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in the Fund’s Index. Liquid futures contracts are not currently available for the benchmark Index of the Fund. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components.

Restrictions on the Use of Futures and Options

          Except as otherwise specified in the Fund’s Prospectus or this SAI, there are no limitations on the extent to which the Fund may engage in transactions involving futures and options thereon. The Fund will take steps to prevent its futures positions from “leveraging” its securities holdings. When the Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When the Fund has a short futures position as part of a complex stock replication strategy, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

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Future Developments

          The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Fund, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser.

Investment Restrictions

          The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

The Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

The Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

5.

The Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

7.

The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; or

6

8.

The Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the Index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. The Fund will not:

1.

Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of the Fund’s net assets would be invested in such securities.

2.	Mortgage, pledge or otherwise encumber its assets, except to secure borrowing effected in accordance with the fundamental restriction on borrowing set forth below.

3.	Make short sales of securities.

4.

Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by the Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

5.

Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Fund and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

6.

Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

          As long as the aforementioned investment restrictions are complied with, the Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its benchmark Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

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SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Market Vectors—Solar Energy ETF—Principal Risks of Investing in the Fund” and “Additional Risks of Investing in the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General

          Investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

          An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

          Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

          Although most of the securities in the Fund’s Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

          The Fund is not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its Index.

          An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Index. It is also possible that for short periods of time, the Fund may not fully replicate the performance of its Index due to the temporary unavailability of certain Index securities in the secondary market or due

8

to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

          Shares are subject to the risk of an investment in a portfolio of equity securities in an economic sector in which the Index is highly concentrated. In addition, because it is the policy of the Fund to generally invest in the securities that comprise its Index, the portfolio of securities held by such Fund (“Fund Securities”) also will be concentrated in that industry.

Futures and Options Transactions

          Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts they have sold.

          The Fund will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.

          Utilization of futures transactions by the Fund involves the risk of imperfect or even negative correlation to the Fund’s benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

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Swaps

          The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

U.S. Federal Tax Treatment of Futures Contracts

          The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

          In order for the Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Fund distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

Continuous Offering

          The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

          For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

          Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect

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of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the relevant Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Fund’s Prospectus under the headings “Market Vectors—Solar Energy ETF—Principal Risks of Investing in the Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

          The Shares of Market Vectors—Solar Energy ETF will be traded, subject to notice of issuance, in the secondary market at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

          The Exchange may but is not required to remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Fund’s underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust.

          As in the case of other securities traded on the Exchanges, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange are approximately consistent with the current value of the assets of the Fund on a per Share basis, an updated Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. As the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The Fund is not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and make no warranty as to the accuracy of the Indicative Per Share Portfolio Value.

          The Indicative Per Share Portfolio Value has an equity securities value component and a net other assets value component, each of which are summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by each Fund on that day, to arrive at an Indicative Per Share Portfolio Value.

          The equity securities value component of the Indicative Per Share Portfolio Value represents the estimated value of the portfolio securities held by the Fund on a given day. While the equity securities value component estimates the current market value of the Fund’s portfolio securities, it does not necessarily reflect the precise composition or market value of the current portfolio of securities held by the Trust for the Fund at a particular point in time. Therefore, the Indicative Per Share Portfolio Value disseminated during Exchange trading hours should be viewed only as an estimate of a Fund’s NAV per share, which is calculated at the close of the regular trading session on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., New York time) on each day Business Day.

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          In addition to the equity securities value component described in the preceding paragraph, the Indicative Per Share Portfolio Value for the Fund includes a net other assets value component consisting of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

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BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee

David H. Chow, 50*	Trustee	Since 2006	Director and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	21	Director, Forward Management, LLC; Director, ReFlow Management Co., LLC.

R. Alastair Short, 54*	Trustee	Since 2006	Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to present; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007; President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; President, Matrix Global Investments, Inc. and predecessor company (private investment company), September 1995 to January 1999.	30	Director, Kenyon review; Director, The Medici Archive Project.

Richard D. Stamberger, 48*	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc.	30	None.

[1]	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

[3]	The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and the Trust.

*	Member of the Audit Committee.

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Interested Trustees

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex:

Jan F. van Eck,[4] 44	Trustee	Since 2006	Director and Executive Vice President, Van Eck Associates Corporation; Director, Executive Vice President and Chief Compliance Officer, Van Eck Securities Corporation; Director and President, Van Eck Absolute Return Advisers Corp.	21	Director, Greylock Capital Associates LLC.

[1]	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

[3]	The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and the Trust.

[4]	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

          The Officers of the Trust, their addresses, positions with the Fund, ages and principal occupations during the past five years are set forth below.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years

Russell G. Brennan, 43	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser (Since 2008); Manager (Portfolio Administration), Van Eck Global (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005).

Charles T. Cameron, 48	Vice President	Since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of three other investment companies advised by the Adviser.

Keith J Carlson, 52	Chief Executive Officer and President	Since 2004

President of the Adviser and Van Eck Securities Corporation (“VESC”); Private Investor (June 2003-January 2004); Independent Consultant, Waddell & Reed, Inc. (December 2002-May 2003); Officer of three other investment companies advised by the Adviser.

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Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years

Susan C. Lashley, 53	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of three other investment companies advised by the Adviser.

Thomas K. Lynch, 52	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corporation (“VEARA”) (Since January 2007); Vice President of the Adviser and VEARA; Treasurer and Officer of three other investment companies advised by the Adviser (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005).

Laura I. Martínez, 28	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President and Assistant Secretary (Since 2008); Associate, Davis Polk & Wardell (October 2005-June 2008); Stanford Law School (September 2002-June 2005).

Joseph J. McBrien, 60	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of three other investment companies advised by the Adviser..

Alfred J. Ratcliffe, 60	Vice President and Treasurer	Since 2006

Vice President of the Adviser (Since 2006); Vice President and Director of Mutual Fund Accounting and Administration, PFPC (March 2000-November 2006); Officer of three other investment companies advised by the Adviser.

Jonathan R. Simon, 34	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of three other investment companies advised by the Adviser.

Bruce J. Smith, 53	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of three other investment companies advised by the Adviser.

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Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years

Derek S. van Eck(3), 43	Executive Vice President	Since 2004	Director and Executive Vice President of the Adviser, VESC and VEARA; Director of Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck(3), 44	Executive Vice President	Since 2005

Director and Executive Vice President of the Adviser; Director, Executive Vice President and Chief Compliance Officer of VESC; Director and President of VEARA; Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of three other investment companies advised by the Adviser.

[1]	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.

[2]	Officers are elected yearly by the Trustees.

[3]	Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

          The Board of the Trust met six times during the fiscal year ended December 31, 2007.

          The Board has an Audit Committee, consisting of three Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (an “Independent Trustee”). Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met two times during the fiscal year ended December 31, 2007.

          The Board also has a Nominating and Corporate Governance Committee consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee, (ii) review and define Independent Trustee qualifications, (iii) review the qualifications of individuals serving as Trustees on the Board and its committees, (iv) develop corporate governance guidelines for the Trust and the Board, (v) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of

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members and chairs of each Board committee and subcommittee and (vi) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report results to the Board. The Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2007.

          The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Fund.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

Name Of Trustee	Dollar Range of Equity Securities in Market Vectors ETF Trust (As of December 31, 2007)	Aggregate Dollar Range Of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2007)

David H. Chow	$50,001 – $100,000	$50,001 – $100,000
R. Alastair Short	None	$10,001 – $50,000
Richard D. Stamberger	$10,001 – $50,000	Over $100,000
Jan F. van Eck	$10,001 – $50,000	Over $100,000

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.

Remuneration of Trustees

          The Trust pays each Independent Trustee an annual retainer of $10,000, a per meeting fee of $5,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $2,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $10,000 and each Trustee who acts as chairman of a committee an annual retainer of $5,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          The table below shows the estimated compensation that is contemplated to be paid to the Trustees by the Trust for the fiscal year ended December 31, 2008. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)

David H. Chow	$0	$47,121	N/A	N/A	$47,121
R. Alastair Short	$40,000	$0	N/A	N/A	$90,500
Richard D. Stamberger	$26,250	$10,024	N/A	N/A	$101,994
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and the Trust.

(2)	Because the funds of the Trust have different fiscal year ends, the amounts shown are presented on a calendar year basis.

(3)	“Interested person” under the 1940 Act.

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PORTFOLIO HOLDINGS DISCLOSURE

          The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Fund’s Form N-Q will be available through the Fund’s website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

CODE OF ETHICS

          The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for the Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Fund’s proxy voting record will be available upon request and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund will be available through the Fund’s website, at www.vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

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MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”

The Investment Manager

          Van Eck Associates Corporation (the “Adviser”) acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Fund. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment manager to the Fund pursuant to the Investment Management Agreement between the Trust and the Adviser. Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages the investment of the Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          Compensation. As compensation for its services under the Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2009, the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions, offering costs and other trading expenses, fees, taxes and extraordinary expenses) from exceeding 0.65% of average daily net assets per year. The offering costs excluded from the expense caps are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

          Term. The Investment Management Agreement continues in effect until the next in-person meeting of the Board, which is expected to be held on or before June 30, 2008. Thereafter, the Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          Legal Investigations and Proceedings. In July 2004, Van Eck Associates Corporation (“VEAC”) received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed VEAC that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against VEAC and two of its senior officers. Under SEC procedures, VEAC has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for VEAC’s

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response has been extended until further notice from the SEC and, to the best knowledge of VEAC, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against VEAC, such sanctions would not materially and adversely affect VEAC. If it is determined that VEAC or its affiliates engaged in improper or wrongful activity that caused a loss to the Van Eck Funds or the Van Eck Worldwide Insurance Trust, the Board of Trustees of the Van Eck Funds and the Van Eck Worldwide Insurance Trust will determine the amount of restitution that should be made to such fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and VEAC are currently working to resolve outstanding issues relating to these matters.

The Administrator

          Van Eck Associates Corporation also serves as administrator for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Fund. The Adviser will generally assist in all aspects of the Trust’s and the Fund’s operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

          The Bank of New York Mellon (formerly known as The Bank of New York) (“The Bank of New York), located at 101 Barclay Street, New York, NY 10286, serves as custodian for the Fund pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Fund’s assets. The Bank of New York serves as the Fund’s transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by the Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to the Fund pursuant to a fund accounting agreement.

The Distributor

          Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and

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confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Portfolio Managers

          The portfolio managers who currently share joint responsibility for the day-to-day management of the Fund’s portfolio are Hao-Hung (Peter) Liao and George Cao. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao attended New York University from 2000 to 2004 where he received a Bachelor of Arts majoring in mathematics and economics. Mr. Liao also serves as investment analyst for the Worldwide Absolute Return Fund (“WARF”), a series of the Van Eck Worldwide Insurance Trust, a registered investment company, where his role includes manager review, performance attribution, changes in manager mandates and risk management, and as a portfolio manager of WARF which as of October 31, 2008, had approximately $6.7 million in assets. Mr. Cao has been employed by the Adviser since December of 2007. Prior to joining the Adviser, he served as Senior Finance Associate followed by Controller of Operations Administrations Division and Corporate Safety for United Airlines. He also served as Management Consultant to PricewaterhouseCoopers LLP as well as Financial Analyst for SAM Distribution Co. Ltd. Mr. Cao graduated from the University of International Business and Economic with a Bachelor of Arts in 1996; and from the University of Chicago in 2004 with a Master of Business Administration in Business. Messrs. Liao and Cao serve as portfolio managers of fifteen Funds of the Trust, which as of October 31, 2008 had approximately $3.3 billion in assets. Other than the fifteen Funds of the Trust and WARF, Messrs. Liao and Cao do not manage any other registered investment companies, pooled investment vehicles or other accounts. Because the Fund is new, Messrs. Liao and Cao will be serving as the portfolio managers of the Fund since its inception.

          Although the funds in the Trust that are managed by Messrs. Liao and Cao may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of fifteen funds of the Trust and WARF presents a material conflict of interest for Messrs. Liao and Cao or the Adviser.

Portfolio Manager Compensation

          The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the Fund. The quality of management of the Fund includes issues of replication, rebalancing, portfolio monitoring, efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

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Portfolio Manager Share Ownership

          As of the May 1, 2008, Messrs. Kuczma and Liao did not beneficially own any Shares of the Fund.

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for the Fund is expected to be under 30%. See “Market Vectors—Solar Energy ETF—Principal Investment Objective and Strategies” in the Fund’s Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

          DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or

23

maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

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CREATION AND REDEMPTION OF CREATION UNITS

General

          The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

          A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

          The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) constituting a replication of each Fund’s benchmark Index and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

          The Administrator, through the NSCC (discussed below), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

          The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Fund’s benchmark Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-

25

kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of the Fund and will affect the value of all Shares of the Fund but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from stock splits and other corporate actions.

          In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC (discussed below), also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Fund, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units outside the Clearing Process (“Participant Agreement”) (discussed below). All Creation Units of the Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the relevant Exchange (“Closing Time”) (ordinarily 4:00 p.m., New York time) (3:00 p.m., New York time, for “Custom Orders” (as defined below)) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost

26

to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

          Orders to create Creation Units of the Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

          Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

          Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process

          Fund Deposits created through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement with the Distributor and with the Trust (as the same may be from time to time amended in accordance with its terms).

          The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

          Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant

27

who wishes to place an order creating Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m., New York time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Placement of Creation Orders Outside Clearing Process—Foreign Funds

          A standard order must be placed by 4:00 p.m., New York time for purchases of Shares. In the case of custom orders, the order must be received by the Distributor no later than 10:00 a.m., New York time. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate custodian. For the Fund, the Custodian will cause the subcustodian of such Fund to maintain an account into which the Deposit Securities will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

          Once the Trust has accepted a creation order, the Trust will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Distributor will then transmit a confirmation of acceptance of such order.

          Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Trust will issue and cause the delivery of the Creation Units.

Acceptance of Creation Order

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the

28

          Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A fixed creation transaction fee of $1,000 payable to the Custodian is imposed on each creation transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation fee will be imposed. Where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator will be assessed an additional variable charge for cash creations on the “cash in lieu” portion of its investment. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See “Market Vectors—Solar Energy ETF—Principal Risks of Investing in the Fund” in the Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., New York time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below. The redemption transaction fee of $1,000 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of the Shares

29

being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption fee will be required to be arranged for by or on behalf of the redeeming shareholder.

          The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust these fees from time to time based upon actual experience. An additional charge up to four times the redemption transaction fee may be charged with respect to redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are available) may also be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders Using Clearing Process

          Orders to redeem Creation Units of the Fund through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement with the Distributor and with the Trust (as the case may be from time to time amended in accordance with its terms). An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m., New York time (3:00 p.m., New York time, for Custom Orders for Domestic Funds and 10:00 a.m., New York time, for Foreign Funds) on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., New York time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received, and the applicable cash payment.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

          Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., New York time (3:00 p.m., New York time, for Custom Orders) on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m., New York time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

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Placement of Redemption Orders Outside Clearing Process—Foreign Funds

          A standard order for redemption must be received by 4:00 p.m., New York time for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 10:00 a.m., New York time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not they otherwise permit cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

          In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

          Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

          The holidays applicable to the Fund are listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. The dates in calendar year 2008 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

ARGENTINA
Jan. 1	May 1	Nov. 6
March 20	June 6	Dec. 24
March 21	July 9	Dec. 25
March 31	August 18	Dec. 31

AUSTRALIA
Jan. 1	March 21	May 19	August 13
Jan. 28	March 24	June 2	October 6
March 3	April 25	June 9	Nov. 4
March 10	May 5	August 4	Dec. 25

AUSTRIA
Jan. 1	May 12	Dec. 24
March 21	May 22	Dec. 25
March 24	August 15	Dec. 26
May 1	Dec. 8	Dec. 31

31

BELGIUM
Jan. 1	May 2	Nov. 11
March 21	May 17	Dec. 25
March 24	July 21	Dec. 26
May 1	August 15

BRAZIL
Jan. 1	March 21	July 9	Dec. 31
Jan. 25	April 21	Nov. 20
Feb. 4	May 1	Dec. 24
Feb. 5	May 22	Dec. 25

CANADA
Jan. 1	May 21	Sept. 3	Dec. 26
Jan. 2	June 25	October 8
Feb. 19	July 2	Nov. 12
April 6	August 6	Dec. 25

CHILE
Jan. 1	August 15	Dec. 25
March 21	Sept. 18	Dec. 31
May 1	Sept. 19
May 21	Dec. 8

CHINA
Jan. 1	Feb. 11	May 7	October 6
Jan. 21	Feb. 12	May 26	October 7
Feb. 4	Feb. 13	July 4	October 13
Feb. 5	May 1	Sept. 1	Nov. 11
Feb. 6	May 2	October 1	Nov. 27
Feb. 7	May 5	October 2	Dec. 25
Feb. 8	May 6	October 3

DENMARK
Jan. 1	April 18	Dec. 24
March 20	May 1	Dec. 25
March 21	May 12	Dec. 26
March 24	June 5	Dec. 31

FINLAND
Jan. 1	June 20	Dec. 31
March 21	Dec. 24
March 24	Dec. 25
May 1	Dec. 26

FRANCE
Jan. 1	May 8	Dec. 25
March 21	June 14	Dec. 26
March 24	August 15
May 1	Nov. 11

32

GERMANY
Jan. 1	May 1	October 3	Dec. 31
Feb. 4	May 12	Dec. 24
March 21	May 22	Dec. 25
March 24	August 15	Dec. 26

GREECE
Jan. 1	March 25	June 16	Dec. 26
March 10	April 25	August 15
March 21	April 28	October 28
March 24	May 1	Dec. 25

HONG KONG
Jan. 1	March 24	July 1	Dec. 25
Feb. 6	April 4	Sept. 15	Dec. 26
Feb. 7	May 1	October 1	Dec. 31
Feb. 8	May 12	October 7
March 21	June 9	Dec. 24

INDONESIA
Jan. 1	April 7	Sept. 29	Dec. 25
Jan. 10	May 1	October 1	Dec. 26
Jan. 11	May 20	October 2	Dec. 29
Feb. 7	July 28	October 3	Dec. 31
March 20	July 30	Dec. 8
March 21	August 18	Dec. 24

IRELAND
Jan. 1	May 1	October 27	Dec. 29
March 17	May 5	Dec. 24
March 21	June 2	Dec. 25
March 24	August 4	Dec. 26

ITALY
Jan. 1	June 2	Dec. 25
March 21	August 15	Dec. 26
April 25	Dec. 8	Dec. 31
May 1	Dec. 24

JAPAN
Jan. 1	Feb. 11	July 21	Nov. 3
Jan. 2	March 20	Sept. 15	Nov. 24
Jan. 3	April 29	Sept. 23	Dec. 23
Jan. 14	May 5	October 13	Dec. 31

33

MALAYSIA
Jan. 1	March 20	Sept. 1	Dec. 8
Jan. 10	May 1	October 1	Dec. 25
Feb. 1	May 19	October 2	Dec. 29
Feb. 6	May 20	October 3
Feb. 7	May 30	October 27
Feb. 8	June 7	October 28

MEXICO
Jan. 1	March 21	Nov. 20
Feb. 4	May 1	Dec. 12
March 17	Sept. 16	Dec. 25
March 20	Nov. 17

NETHERLANDS
Jan. 1	May 1
March 21	May 12
March 24	Dec. 25
April 30	Dec. 26

NEW ZEALAND
Jan. 1	Feb. 6	June 2
Jan. 2	March 21	October 27
Jan. 21	March 24	Dec. 25
Jan. 28	April 25	Dec. 26

NORWAY
Jan. 1	May 1	Dec. 26
March 20	May 12	Dec. 31
March 21	Dec. 24
March 24	Dec. 25

PHILIPPINES
Jan. 1	June 12	Dec. 25
Feb. 25	August 21	Dec. 30
March 20	October 1	Dec. 31
March 21	Dec. 24

PORTUGAL
Jan. 1	April 25	June 13	Dec. 25
Feb. 5	May 1	Dec. 1	Dec. 26
March 21	May 22	Dec. 8
March 24	June 10	Dec. 24

SINGAPORE
Jan. 1	May 1	October 1	Dec. 17
Feb. 7	May 19	October 27	Dec. 25
Feb. 8	May 20	October 28
March 21	August 9	Dec. 8

SOUTH AFRICA
Jan. 1	May 1	Dec. 25
March 21	June 16	Dec. 26
March 24	Sept. 24
April 28	Dec. 16

34

SOUTH KOREA
Jan. 1	April 10	July 17	Dec. 31
Feb. 6	May 1	August 15
Feb. 7	May 5	Sept. 5
Feb. 8	May 12	October 3
April 9	June 6	Dec. 25

SPAIN
Jan. 1	March 24	July 25	Dec. 26
Jan. 7	May 1	August 15
March 20	May 2	Dec. 8
March 21	May 15	Dec. 25

SWEDEN
Jan. 1	June 6	Dec. 26
March 21	June 20	Dec. 31
March 24	Dec. 24
May 1	Dec. 25

SWITZERLAND
Jan. 1	May 1	Sept. 11	Dec. 31
Jan. 2	May 12	Dec. 8
March 19	May 22	Dec. 24
March 21	August 1	Dec. 25
March 24	August 15	Dec. 26

TAIWAN
Jan. 1	Feb. 7	April 4
Feb. 4	Feb. 8	May 1
Feb. 5	Feb. 11	June 9
Feb. 6	Feb. 28	October 10

THAILAND
Jan. 1	April 15	July 1	Dec. 5
Feb. 20	May 1	July 18	Dec. 10
April 7	May 5	August 12
April 14	May 20	October 23

UNITED KINGDOM
Jan. 1	May 26
March 21	August 25
March 24	Dec. 25
May 5	Dec. 26

UNITED STATES
Jan. 1	May 26	Nov. 11
Jan. 21	July 4	Nov. 27
Feb. 18	Sept. 1	Dec. 25
March 21	October 13

VENEZUELA
Jan. 1	May 1	August 18
Feb. 4	May 5	Dec. 8
Feb. 5	May 26	Dec. 25
March 19	June 24
March 20	July 24

35

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2008

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period

Argentina	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8

China	02/04/08	02/14/08	10
	02/05/08	02/15/08	10
	02/06/08	02/18/08	12
	04/28/08	05/08/08	10
	04/29/08	05/09/08	10
	04/30/08	05/12/08	12
	09/26/08	10/08/08	12
	09/29/08	10/09/08	10
	09/30/08	10/10/08	10

Croatia	12/19/08	12/29/08	10
	12/22/08	12/30/08	8
	12/23/08	01/02/09	10

Czech Republic	12/19/08	12/29/08	10
	12/22/08	12/30/08	8
	12/23/08	12/31/08	8

Denmark	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8

Finland	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8

Indonesia	09/26/08	10/06/08	10
	09/29/08	10/07/08	8
	09/30/08	10/08/07	8

Japan	12/26/08	01/05/09	10
	12/29/08	01/06/09	8
	12/30/08	01/07/09	8

36

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period

Mexico	03/14/08	03/24/08	10

Norway	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8

Philippines	12/24/08	01/02/09	9

Russia*	12/26/07	01/08/08	13
	12/27/07	01/09/08	13
	12/28/07	01/10/08	13

Sweden	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8

Turkey	12/04/08	12/12/08	8
	12/05/08	12/15/08	10

Venezuela	03/14/08	03/24/08	10
	03/17/08	03/25/08	8
	03/18/08	03/26/08	8

* Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 Cycle Covers market closings that have been confirmed as of 11/1/07. Holidays are subject to change without notice.

          The right of redemption may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”

          The NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., New York time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

37

          The value of the Fund’s portfolio securities is based on the securities’ closing price on local markets when available. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value foreign equity securities held by the Fund each day the Fund calculates its NAV. Accordingly, the Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s benchmark Index. This may adversely affect a Fund’s ability to track its benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

          In computing the Fund’s NAV, the Fund’s securities holdings are valued based on market quotations. When market quotations are not readily available for a portfolio security the Fund must use the security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures which are approved by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

          Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

38

DIVIDEND REINVESTMENT SERVICE

          No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS

          As of the date of this SAI, the Adviser beneficially owned all of the voting securities of the Fund.

TAXES

          The following information also supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Tax Matters.”

          The Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others.

          The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such years. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

          Dividends and interest received by the Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

          The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains.

          In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of

39

one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011.

          Special tax rules may change the normal treatment of gains and losses recognized by the Fund if the Fund invests in forward foreign currency exchange contracts, structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for tax purposes.

          Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

          A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other Fund Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

          The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

          Distributions reinvested in additional Fund Shares through the means of the service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash. If more than 50% of the Fund’s assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

          Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax. A RIC may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A RIC may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions discussed

40

above relating to dividends to foreign persons apply to dividends with respect to taxable years beginning before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the rules discussed above. Distributions attributable to gains from “U.S. real property interests,” including gains from the disposition of certain U.S. real property holding corporations, will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. A U.S. real property holding corporation is any corporation the fair market value of whose U.S. real property interests equals or exceeds 50% of the sum of the fair market value of its overall real property interests and any other of its assets which are used or held for use in a trade or business.

          Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

          Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of 21 investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

          Each Share issued by the Trust has a pro rata interest in the assets of the Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

41

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitation liabilities as shareholders of a corporation.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Clifford Chance US LLP is counsel to the Trust and have passed upon the validity of the Fund’s Shares.

          Ernst & Young LLP serves as the Trust’s independent registered public accounting firm.

42

APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the “Commission”) adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients’ securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

Resolving Material Conflicts Of Interest

•

A “material conflict” means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, “Adviser”), or an “affiliated person” of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

•	Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used);

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

43

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

Reasonable Research Efforts

When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

Voting Client Proxies

•

The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to a foreign country to vote the security in person).

• The portfolio manager or analyst covering the security is responsible for making voting decisions.

• Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

Client Inquiries

All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to Portfolio Administration.

DISCLOSURE TO CLIENTS

• Notification of Availability of Information Client Brochure.

                    The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually.

The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

• Availability of Proxy Voting Information at the client’s request or if the information is not available on VEAC’s website, a hard copy of the account’s proxy votes will be mailed to each client.

44

Recordkeeping Requirements

	•	VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

		–	proxy statements received;

		–	identifying number for the portfolio security;

		–	shareholder meeting date;

		–	brief identification of the matter voted on;

		–	whether the vote was cast on the matter and how the vote was cast;

		–	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

		–	records of written client requests for information on how VEAC voted proxies on behalf of the client;

		–	a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

		–	any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

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Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

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If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

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Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Proxy Voting Guidelines

I.	General Information

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

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If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.	Officers and Directors

A. The Board of Directors

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining factors such as:

	•	long-term corporate performance record relative to a market index;

	•	composition of board and key board committees;

	•	nominee’s investment in the company;

	•	whether a retired CEO sits on the board; and

	•	whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

	•	corporate governance provisions and takeover activity;

	•	board decisions regarding executive pay;

	•	director compensation;

	•	number of other board seats held by nominee; and

	•	interlocking directorships.

B. Chairman and CEO are the Same Person

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Majority of Independent Directors

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D. Stock Ownership Requirements

Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

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E. Term of Office

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director’s legal expenses would be covered.

G. Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

• long-term financial performance of the target company relative to its industry;

• management’s track record;

• background to the proxy contest;

• qualifications of director nominees (both slates);

• evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

• stock ownership positions.

H. Board Structure: Staggered vs. Annual Elections

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.

I. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

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J. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.	Proxy Contests

A. Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.	Auditors

B. Ratifying Auditors

Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.	Shareholder Voting and Control Issues

A. Cumulative Voting

Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

B. Shareholder Ability to Call Special Meetings

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C. Shareholder Ability to Act by Written Consent

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

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D. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

E. Fair Price Provision

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested Shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

F. Greenmail

Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

G. Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

H. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

I. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

J. White Knight Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

K. Confidential Voting

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses

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for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

L. Equal Access

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

M. Bundled Proposals

Generally, vote on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

N. Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.	Capital Structure

A. Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of Shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess Shares is presented by the company.

B. Stock Distributions: Splits and Dividends

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the split.

C. Reverse Stock Splits

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the reverse split.

D. Blank Check Preferred Authorization

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

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Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred Shares.

E. Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those Shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F. Adjust Par Value of Common Stock

Vote on a case-by-case basis management proposals to reduce the par value of common stock.

G. Preemptive Rights

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H. Debt Restructurings

Vote on a case-by-case basis proposals to increase common and/or preferred Shares and to issue Shares as part of a debt restructuring plan. We consider the following issues:

• Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

• Change In Control - Will the transaction result in a change in control of the company?

• Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	Executive Compensation

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII.	Compensation Proposals

A. Amendments That Place a Cap on Annual Grants

Vote for plans that place a cap on the annual grants any one participant may receive.

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B. Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features.

C. Amendments to Added Performance-Based Goals

Generally, vote for amendments to add performance goals to existing compensation plans.

D. Amendments to Increase Shares and Retain Tax Deductions

Vote on amendments to existing plans to increase Shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

E. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

F. Shareholder Proposals to Limit Executive Pay

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

G. Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

H. Employee Stock Ownership Plans (ESOPS)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized Shares for existing ESOPs, except in cases when the number of Shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding Shares).

I. 401(k) Employee Benefit Plans

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.	State Of Incorporation

A. Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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B. Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company’s state of incorporation.

X.	Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

• anticipated financial and operating benefits;

• offer price (cost vs. premium);

• prospects of the combined companies;

• how the deal was negotiated; and

• changes in corporate governance and their impact on shareholder rights.

B. Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C. Spin-Offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

D. Asset Sales

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Vote on a case-by-case basis proposals related to liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Vote on a case-by-case basis proposal to change the corporate name.

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XI.	Mutual Fund Proxies

A. Election of Trustees

Vote on trustee nominees on a case-by-case basis.

B. Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

Vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

XII.	Social and Environmental Issues

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

	•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

	•	the percentage of sales, assets and earnings affected;

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the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company—specific action;

	•	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

	•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

	•	what other companies have done in response to the issue;

	•	whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

	•	whether the subject of the proposal is best left to the discretion of the board.

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